             As filed with the Securities and Exchange Commission on
                                October 22, 2001
                           Registration No. 333-68370
               (Investment Company Act Registration No. 811-7270)

                     ---------------------------------------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-2

                                      ----

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    /X/

                     Pre-Effective Amendment No. 1    /X/
                      Post-Effective Amendment No.    / /

                                     AND/OR

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

                                 Amendment No. 7

                                      -----

                        (Check appropriate box or boxes)

                        --------------------------------

                           PUTNAM MUNICIPAL BOND FUND
               (Exact Name of Registrant as Specified in Charter)
               One Post Office Square, Boston, Massachusetts 02109
                    (Address of Principal Executive Offices)

                                  617-292-1000
                        (Area Code and Telephone Number)

                        --------------------------------

                         JOHN R. VERANI, Vice President
                           PUTNAM MUNICIPAL BOND FUND

                             One Post Office Square
                           Boston, Massachusetts 02109
                     (Name and address of Agent for Service)

                        --------------------------------

                                   Copies to:

  JOHN W. GERSTMAYR, Esquire               MICHAEL K. HOFFMAN, Esquire
        ROPES & GRAY                 SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
   One International Place                      Four Times Square
 Boston, Massachusetts 02110             New York, New York 10036-6522

                        --------------------------------

It is proposed that the offering will commence as soon as possible after the effective date of this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                              SUBJECT TO COMPLETION
                  PRELIMINARY PROSPECTUS DATED OCTOBER 19, 2001
PROSPECTUS

                                  $133,000,000

                           PUTNAM MUNICIPAL BOND FUND

             AUCTION RATE MUNICIPAL PREFERRED SHARES ("AMPSSM")

       2,920 SHARES SERIES A                      2,400 SHARES SERIES B

                    LIQUIDATION PREFERENCE $25,000 PER SHARE

         Putnam Municipal Bond Fund (the "Fund") is a diversified, closed-end management investment company. The Fund's investment objective is to seek as high a level of current income exempt from federal income tax as the Fund's investment advisor, Putnam Investment Management, LLC ("Putnam Management"), believes is consistent with preservation of capital. The Fund intends to pursue its objective by investing in a portfolio of investment grade tax-exempt securities which Putnam Management believes does not involve undue risk to income or principal.

         The Fund is offering 2,920 newly issued shares of Series A Auction Rate Municipal Preferred Shares ("Series A AMPS" or "Series A") and 2,400 newly issued shares of Series B Auction Rate Municipal Preferred Shares ("Series B AMPS" or "Series B"). We refer to these shares collectively as the "AMPS" throughout this prospectus and the related statement of additional information ("SAI").

         The AMPS will not be listed on an exchange. You may only buy or sell AMPS through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund, or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity. This prospectus explains concisely what you need to know before investing in the Fund. You should read this prospectus carefully and retain it for future reference. The SAI, dated ______, 2001, containing additional information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the SAI on page 35 of this prospectus. You may request a free copy of the SAI by calling (800) 225-1581. You may also obtain the SAI and other information regarding the Fund on the SEC's Web site (http://www.sec.gov).

         INVESTING IN AMPS INVOLVES CERTAIN RISKS. SEE "THE FUND'S MAIN INVESTMENT STRATEGIES AND RELATED RISKS" AND "RISKS ASSOCIATED WITH AMPS" ON PAGES 10 AND 13. The minimum purchase amount of the AMPS is $_______.


                                                    (SERIES A)        (SERIES B)
                                                     PER SHARE         PER SHARE             TOTAL
         Public offering price                          $                   $                  $
         Sales load                                     $                   $                  $
         Proceeds, before expenses, to Fund (1)         $                   $                  $

(1) Offering expenses payable by the Fund are estimated to be $236,000


         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

         The underwriters are offering the AMPS subject to various conditions. The underwriters expect to deliver the AMPS to purchasers, in book-entry form, through the facilities of The Depository Trust Company on or about ______, 2001.


Merrill Lynch & Co.

                          A.G. Edwards & Sons, Inc.

                                                            Salomon Smith Barney


               The date of this prospectus is October __, 2001.

--------
"AMPS" is a service mark of Merrill Lynch & Co., Inc.

         Investors in AMPS will be entitled to receive cash dividends at an annual rate that may vary for the successive rate periods for such shares. The dividend rates for the initial rate period for the Series A AMPS and the Series B AMPS will be __% and __%, respectively. The initial dividend rate period is from the date of issuance through December 6, 2001 for Series A AMPS and from the date of issuance through November 7, 2001 for Series B AMPS. The initial dividend will be paid on December 7, 2001 for Series A AMPS and on November 8, 2001 for Series B AMPS. After the initial rate period, the dividend rate for the AMPS for each subsequent rate period generally will be determined pursuant to auctions held every 28 days for Series A AMPS and every 7 days for Series B AMPS. Prospective purchasers should carefully review the auction procedures described in this prospectus, including the appendices, and should note:

          - a buy order (called a "bid") or sell order is a commitment to buy or sell shares of a series of AMPS based on the results of an auction; and


          - purchases and sales will be settled on the next business day after the auction.


         Dividends on AMPS, to the extent payable from tax-exempt income earned on the Fund's investments, will be exempt from regular federal income tax in the hands of owners of such shares. All or a portion of the Fund's dividends may be subject to the federal alternative minimum tax ("AMT"). The Fund is required to allocate net capital gains and other taxable income, if any, proportionately between common shares and preferred shares, including the AMPS, based on the percentage of total dividends distributed to each class for that year. The Fund may give notice of the amount of any income subject to regular federal income tax to be included in a dividend on a share of AMPS in advance of the related auction. If no such notice is given, the Fund will, if a taxable allocation was made retroactively as a result of a redemption of all or part of the AMPS or the liquidation of the Fund, be required to pay additional amounts to holders of AMPS in order to adjust for their receipt of income subject to regular federal income tax.

         The AMPS are redeemable, in whole or in part, at the option of the Fund on the second business day preceding any date dividends are paid on the AMPS, and will be subject to mandatory redemption, in certain circumstances, at a redemption price of $25,000 per share plus accumulated but unpaid dividends to the redemption date (whether or not declared), plus a premium in certain circumstances.

         The AMPS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution. The AMPS are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You should rely only on the information contained in this prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus.

                                TABLE OF CONTENTS


Prospectus Summary                                                        1
Financial Highlights and Senior Securities                                6
The Fund                                                                  8
Use of Proceeds                                                           9
Capitalization                                                            9
Portfolio Composition                                                    10
The Fund's Main Investment Strategies and Related Risks                  10
Risks Associated with AMPS                                               13
Investment Restrictions                                                  14
Management of the Fund                                                   15
Description of AMPS                                                      16
The Auction                                                              23
Taxes                                                                    26
Determination of Net Asset Value                                         28
Repurchase of Common Shares                                              29
Description of Capital Stock                                             29
Certain Provisions of the Agreement and Declaration of Trust             31
Underwriting                                                             33
Custodian and Transfer Agent; Auction Agent                              34
Legal Opinions                                                           34
Reports to Shareholders                                                  34
Available Information                                                    34
Table of Contents for the Statement of Additional Information            35
Appendix A - Tax Equivalent Yield Table                                 A-1

                               PROSPECTUS SUMMARY


         The following information is a summary of, and is qualified in its entirety by reference to, more detailed information included in this Prospectus and the Fund's SAI.



The Fund                               Putnam Municipal Bond Fund is a diversified, closed-end
                                       management investment company. As of September 30, 2001,
                                       the Fund had 17,242,049 shares of common shares
                                       outstanding and 1,460 preferred shares outstanding in
                                       three series: 630 remarketed preferred shares
                                       designated Series A ("Series A RP"), 630 remarketed
                                       preferred shares designated Series B ("Series B RP")
                                       and 200 Municipal Income Preferred Shares (together,
                                       the "Existing Preferred Shares"). In conjunction with
                                       the offering of the Series A AMPS, and out of the
                                       proceeds of the offering of the Series A AMPS, the
                                       Existing Preferred Shares will be redeemed in their
                                       entirety. In addition, an additional $60,000,000 in
                                       preferred shares (the "Additional Preferred Shares")
                                       will be offered as Series B AMPS. The Fund's common
                                       shares are traded on the New York Stock Exchange
                                       ("NYSE") under the symbol "PMG." See "The Fund."

The Offering                           The Fund is offering 2,920 Shares of Series A AMPS and
                                       2,400 shares of Series B AMPS. The purchase price for
                                       each share of the AMPS is $25,000 plus accumulated
                                       dividends, if any, from the date the share is first
                                       issued. The AMPS are being offered by a group of
                                       underwriters listed under "Underwriting."

Investment Objective and Policies      The Fund's investment objective is to seek as high a
                                       level of current income exempt from federal income tax
                                       as the Fund's investment manager believes is consistent
                                       with preservation of capital.

                                       The Fund intends to pursue its objective by investing
                                       in a portfolio of "investment grade" tax-exempt
                                       securities which Putnam Management believes does not
                                       involve undue risk to income or principal. Investment
                                       grade tax-exempt securities are rated at least BBB or
                                       its equivalent at the time of purchase by a nationally
                                       recognized securities rating agency. The Fund may also
                                       invest up to 20% of its total assets in securities
                                       rated at least B by a nationally recognized securities
                                       rating agency and unrated investments that Putnam
                                       Management believes are of comparable quality. The Fund
                                       normally pursues its goal by investing at least 80% of
                                       its net assets in tax-exempt securities.

                                       The Fund may invest up to 40% of its total assets in
                                       tax-exempt securities the interest on which is subject
                                       to the federal alternative minimum tax ("AMT"), and as
                                       a result, a portion of the Fund's distributions may be
                                       taxable to certain shareholders. All or a portion of
                                       the Fund's distributions may be subject to state and
                                       local taxation.

                                       In order to preserve capital, the Fund may engage in
                                       interest rate and other hedging transactions by
                                       purchasing and selling financial futures contracts and
                                       related options on municipal bonds indices and on U.S.
                                       government securities. The Fund may also enter into
                                       forward commitments and repurchase agreements. These
                                       investment practices entail risks and may give rise to
                                       taxable income.


                                       1

                                       The Fund may implement various temporary "defensive"
                                       strategies at times when Putnam Management determines
                                       that conditions in the markets for municipal bonds make
                                       pursuing the Fund's basic investment strategy
                                       inconsistent with the best interests of its
                                       shareholders. These strategies may include an increase
                                       in the portion of the Fund's assets invested in
                                       high-quality municipal bonds and investments in taxable
                                       obligations.

                                       The Fund is not intended to be a complete investment
                                       program and there is no assurance that the Fund will
                                       achieve its objective.

                                       For additional information about the Fund's investment
                                       objective and policies, see "The Fund's Main Investment
                                       Strategies and Related Risks" and "Investment
                                       Restrictions" below.

Investment Advisor                     Putnam Management is one of America's oldest and largest
                                       money management firms. Putnam Management's staff of
                                       experienced portfolio managers and research analysts
                                       selects securities and constantly supervises the Fund's
                                       portfolio. Putnam Management has been managing mutual
                                       funds since 1937. As of December 31, 2000, Putnam
                                       Management served as the investment manager for the
                                       funds in the Putnam Family, with over $275 billion in
                                       assets in nearly 13 million shareholder accounts. An
                                       affiliate, The Putnam Advisory Company, LLC, manages
                                       domestic and foreign institutional accounts and mutual
                                       funds, including the accounts of many Fortune 500
                                       companies. Another affiliate, Putnam Fiduciary Trust
                                       Company, provides investment advice to institutional
                                       clients under its banking and fiduciary powers. At
                                       December 31, 2000, Putnam Management and its affiliates
                                       managed $370 billion in assets.

                                       Putnam Management and Putnam Fiduciary Trust Company
                                       are subsidiaries of Putnam Investments, LLC. Putnam
                                       Investments, LLC is a wholly owned subsidiary of Putnam
                                       Investments Trust, a holding company that, except for a
                                       minority stake owned by employees, is in turn owned by
                                       Marsh & McLennan Companies, Inc., a leading
                                       professional services firm that includes risk and
                                       insurance services, investment management and
                                       consulting businesses.

Risk Factors                           Before investing in AMPS, you should consider carefully
                                       the following risks of such an investment:

                                       -    if an auction fails you may not be able to sell
                                            some or all of your shares;

                                       -    because of the nature of the market for AMPS, you
                                            may receive less than the price you paid for your
                                            shares if you sell them outside of the auction,
                                            especially when market interest rates are rising;

                                       -    a rating agency could downgrade the rating
                                            assigned to the AMPS, which could affect liquidity;

                                       -    the Fund may be forced to redeem your shares to
                                            meet regulatory or rating agency requirements and
                                            may voluntarily redeem your shares;

                                       -    the Fund may not earn sufficient income from its
                                            investments to pay dividends on the AMPS;

                                       -    if interest rates rise, the value of the Fund's
                                            investment portfolio will decline, reducing the
                                            asset coverage for the


                                       2


                                            AMPS; and

                                       -    if an issuer of a municipal bond in which the Fund
                                            invests experiences financial difficulty or
                                            defaults, there may be a negative impact on the
                                            income and asset value of the Fund's portfolio,
                                            which will make it more difficult for the Fund to
                                            pay dividends on the AMPS and will reduce asset
                                            coverage for the AMPS.

                                       For additional risks of investing in the Fund, see "The
                                       Fund's Main Investment Strategies and Related Risks"
                                       and "Risks Associated with AMPS" below.

Trading Market                         The AMPS will not be listed on a stock exchange. Instead,
                                       you may buy or sell AMPS at a periodic auction by
                                       submitting orders to a broker-dealer that has entered
                                       into a separate agreement with the auction agent and
                                       the Fund (a "Broker-Dealer") or to a broker-dealer that
                                       has entered into an agreement with a Broker-Dealer. In
                                       addition to the auctions, Broker-Dealers and other
                                       broker-dealers may maintain a separate secondary
                                       trading market in AMPS, but may discontinue this
                                       activity at any time. You may transfer shares outside
                                       of auctions only to or through a Broker-Dealer, a
                                       broker-dealer that has entered into a separate
                                       agreement with a Broker-Dealer, or other persons as the
                                       Fund may agree. There can be no assurance that a
                                       secondary trading market for the AMPS will develop, or
                                       if it does develop, that it will provide holders with
                                       liquidity of investment. See "The Auction."

Dividends and Dividend Periods         The table below shows the dividend rate for the initial
                                       rate period on each series of AMPS offered in this
                                       prospectus. For subsequent rate periods, AMPS will pay
                                       dividends based on a rate set at auctions. In most
                                       instances, dividends are paid on the date following the
                                       end of the rate period. The rate set at auction will
                                       not exceed the applicable maximum rate. See
                                       "Description of AMPS--Dividends and Dividend Periods."

                                       The table below also shows the date from which dividends
                                       on the AMPS will accumulate at the initial rate, the
                                       dividend payment date for the initial rate period and
                                       the day on which dividends will normally be paid. If
                                       the day on which dividends otherwise would be paid is
                                       not a business day, then your dividends will be paid on
                                       the first business day that falls after that day.

                                       Finally, the table below shows the number of days of
                                       the initial rate period for the AMPS. Subsequent rate
                                       periods generally will be 28 days for Series A and 7
                                       days for Series B. The Trustees of the Fund may, from
                                       time to time, declare a shorter or longer rate period
                                       than indicated in the table below upon giving notice to
                                       the holders of the AMPS.

                                                                   SERIES A        SERIES B
                                       Initial Dividend Rate         ____%           ____%

                                       Date of Accumulation        November 1      November 1
                                       At Initial Rate*

                                       Dividend Payment Date       December 7      November 8
                                       for Initial Rate Period*

                                       Subsequent Dividend           Friday         Thursday
                                       Payment Day

                                       Number of Days of               36              7
                                       Initial Rate Period

                                       *     All dates are 2001



                                       Dividends on the AMPS offered hereby are cumulative
                                       from the date they are first issued and are payable
                                       when, as and if declared by the Trustees of the Fund,
                                       out of funds legally available therefore.

Taxes                                  Because in normal circumstances the Fund will invest at
                                       least 80% of its assets in municipal obligations that
                                       pay interest that is exempt from regular federal income
                                       tax, the income you receive will ordinarily be exempt
                                       from federal income tax. Your income may be subject to
                                       state and local taxes. All or a portion of the income
                                       from these bonds may be subject to the AMT, so AMPS may
                                       not be a suitable investment if you are subject to this
                                       tax or would become subject to such tax by investing in
                                       AMPS. Taxable income or gains earned by the Fund will
                                       be allocated proportionately to holders of the Fund's
                                       preferred shares and common shares, based on the
                                       percentage of total dividends paid to each class for
                                       that year. Accordingly, certain specified AMPS
                                       dividends may be subject to income tax on income or
                                       gains attributed to the Fund. The Fund may give notice
                                       before any applicable auction of the amount of any
                                       taxable income and gain included in a dividend to be
                                       distributed for the period relating to that auction. If
                                       no such notice is given, the Fund will, solely if
                                       a taxable allocation was made retroactively as a
                                       result of a redemption of all or part of the AMPS or the
                                       liquidation of the Fund, be required to pay additional
                                       amounts to holders of AMPS in order to adjust for their
                                       receipt of income subject to regular federal income tax.
                                       See "Taxes."

Alternative Minimum Tax                All or a portion of the Fund's dividends may be subject
                                       to the AMT. See "Taxes."

Liquidation Preference                 The liquidation preference of each share of each series
                                       of AMPS will be $25,000, plus an amount equal to
                                       accumulated but unpaid dividends (whether or not earned
                                       or declared). In addition, holders of AMPS may be
                                       entitled to receive additional dividends in the event
                                       of the liquidation of the Fund as provided herein. See
                                       "Description of AMPS--General."

Ratings                                It is a condition to their issuance that each series of
                                       the AMPS be issued with a rating of "Aaa" from Moody's
                                       Investors Service, Inc. ("Moody's") and "AAA" from
                                       Fitch IBCA, Inc. ("Fitch").


                                       4

Mandatory Redemption                   If the Preferred Shares Basic Maintenance Amount (as
                                       defined in the Bylaws) or the 1940 Act Preferred Shares
                                       Asset Coverage (as defined in the Bylaws) is not
                                       maintained or restored as specified herein, the AMPS
                                       will be subject to mandatory redemption, out of funds
                                       legally available, at the redemption price of $25,000
                                       per share plus an amount equal to dividends thereon
                                       (whether or not earned or declared) accumulated but
                                       unpaid to the date fixed for redemption. In addition,
                                       holders of AMPS may be entitled to receive additional
                                       dividends in the event of redemption of such AMPS as
                                       described herein. Any such redemption will be limited
                                       to the minimum number of AMPS necessary to restore the
                                       Preferred Shares Basic Maintenance Amount or the 1940
                                       Act Preferred Shares Asset Coverage, as the case may
                                       be. The Fund's ability to make such a mandatory
                                       redemption may be restricted by the provisions of the
                                       Investment Company Act of 1940, as amended (the "1940
                                       Act"). See "Description of AMPS--Redemption."

Optional Redemption                    The AMPS are redeemable at the option of the Fund, as a
                                       whole or in part, on the second business day preceding
                                       any dividend payment date at the redemption price of
                                       $25,000 per share, plus an amount equal to the
                                       accumulated but unpaid dividends (whether or not earned
                                       or declared) to (but not including) the date fixed for
                                       redemption. In addition, holders of AMPS may be
                                       entitled to receive additional dividends in the event
                                       of redemption of such AMPS as described herein. See
                                       "Description of AMPS--Redemption."

Voting Rights                          The 1940 Act requires that the holders of AMPS and any
                                       other outstanding preferred shares, voting together as
                                       a single class separate from the holders of common
                                       shares, have the right to elect at least two Trustees
                                       of the Fund at all times and to elect a majority of the
                                       Trustees if two years' dividends on the AMPS are unpaid
                                       until all arrearages are paid. The holders of AMPS and
                                       any other outstanding preferred shares will vote as a
                                       separate class on certain other matters as required
                                       under the Fund's Agreement and Declaration of Trust or
                                       the 1940 Act. See "Description of AMPS--Voting Rights."

                   FINANCIAL HIGHLIGHTS AND SENIOR SECURITIES

The financial highlights and senior securities tables set forth below are intended to help you understand the Fund's recent financial performance. Certain financial highlights information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information contained in the financial highlights and senior securities tables has been derived from the Fund's financial statements, which, for the last five fiscal years, have been audited by PricewaterhouseCoopers LLP. Its report and the Fund's financial statements are included in the Fund's most recent annual report to shareholders, which is available without charge upon request. Further, its report on the senior securities table is attached as an exhibit to this Registration Statement of the Fund on Form N-2. The financial highlights and senior securities tables have not been adjusted to reflect the acquisition by the Fund of the assets of Putnam Investment Grade Municipal Trust III on July 23, 2001.

FINANCIAL HIGHLIGHTS.

(For a share outstanding throughout the period)

PER-SHARE                                                                           YEAR ENDED APRIL 30
OPERATING PERFORMANCE                                         -----------------------------------------------------------------
                                                                       2001                   2000                1999
                                                              ------------------------ ------------------- --------------------
Net asset value, beginning of period (common shares)              $     12.52             $   13.94         $     14.13
                                                              ------------------------ ------------------- --------------------
Investment operations:
Net investment income                                                    1.00                   .98                1.00
Net realized and unrealized gain (loss) on investments                    .56                 (1.37)               (.07)

                                                              ------------------------ ------------------- --------------------
Total from investment operations                                         1.56                  (.39)               (.93)
                                                              ------------------------ ------------------- --------------------
Less distributions:
From net investment income
To preferred shareholders                                                (.20)                 (.18)               (.16)
To common shareholders                                                   (.78)                 (.82)               (.96)
From net realized gain on investments
To preferred shareholders                                              ---                   ---                 ---
To common shareholders                                                 ---                   ---                 ---
In excess of net investment income
To preferred shareholders                                              ---                   ---                 ---
To common shareholders                                                 ---                     (.03)             ---
                                                              ------------------------ ------------------- --------------------
Total distributions:                                                     (.98)                (1.03)              (1.12)
                                                              ------------------------ ------------------- --------------------
Preferred share offering costs                                         ---                   ---                 ---
                                                              ------------------------ ------------------- --------------------
Net asset value, end of period (common shares)                    $     13.10           $     12.52         $     13.94
                                                              ------------------------ ------------------- --------------------
Market value, end of period  (common shares)                      $     12.100          $     10.563        $     15.250
                                                              ------------------------ ------------------- --------------------
Ratios and supplemental data:
Total return at market value (common shares) (%)(d)                     22.37                (25.71)              15.08
Net assets, end of period (total funds) (in thousands)               $238,115               $230,268            $249,264
                                                              ------------------------ ------------------- --------------------
Ratio of expenses to average net assets (%)(e)(f)                        1.33                  1.29                1.23
Ratio of net investment income to average net assets (%)(e)              6.19                  6.27                5.93
Portfolio turnover (%)                                                  38.53                 17.71               17.07
                                                              ------------------------ ------------------- --------------------

                               YEAR ENDED APRIL 30
----------------------------------------------------------------------------------------------------------------------
                                                                                                    FOR THE PERIOD
                                                                                                    NOV. 27, 1992+
        1998                1997                1996               1995                1994         TO APRIL 30, 1993
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
    $  13.70              $  13.79           $  13.94            $  14.30           $  15.00            $  14.06(a)
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
        1.06                  1.07               1.09                1.14               1.16                 .44 (b)
         .50                  (.03)              (.10)               (.16)              (.66)                .95
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
        1.56                  1.04                .99                 .98                .50                1.39
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
        (.17)                 (.17)              (.18)               (.15)              (.15)               (.03) (c)
        (.96)                 (.96)              (.96)               (.96)              (.96)               (.32)
       --                    --                 --                  --                  (.01)              --
       --                    --                 --                  --                  (.08)              --
       --                    --                 --                   (.03)             --                  --
       --                    --                 --                   (.20)             --                  --
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
       (1.13)                (1.13)             (1.14)              (1.34)             (1.20)               (.35)
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
       --                    --                 --                  --                 --                   (.10)
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
    $  14.13              $  13.70           $  13.79            $  13.94           $  14.30            $  15.00
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
    $  14.125             $  14.250          $  13.875           $  12.75           $  13.25            $  14.63
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
        5.63                  9.86              16.62                5.39              (2.81)              (0.88)*
      $251,864            $246,028            $247,234           $249,223            $254,025           $263,388
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
        1.26                  1.26               1.24                1.28               1.14                 .27 (b)*
        6.26                  6.51               6.41                7.10               6.66                2.89 (b)*
       25.71                 45.48             160.28               85.63              32.27                4.65*
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

+        Commencement of operations.

*        Not annualized.

(a) Represents initial net asset value of $14.10 less offering expenses of approximately $0.04.

(b) Reflects an expense limitation in effect during the period November 27, 1992 to February 19, 1993. As a result of such limitation, expenses for the period ended April 30, 1993 reflect a reduction of $0.02 per share.

(c)      Preferred shares were issued February 18, 1993.

(d)      Total return assumes dividend reinvestment.

(e) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(f) Includes amounts paid through expense offset arrangements. Periods prior to April 30, 1996 exclude these amounts.

SENIOR SECURITIES.


                                                   YEAR ENDED APRIL 30
----------------------------------------------------------------------------------------------------------------------
                                                                                                    FOR THE PERIOD
                                                                                                     NOV. 27, 1992
                                                                                                   (COMMENCEMENT OF
                                                                                                    OPERATIONS) TO
                                                                                                       APRIL 30
                            2001     2000     1999     1998     1997     1996     1995     1994          1993
------------------------- -------- -------- -------- -------- -------- -------- -------- -------- --------------------
Preferred shares          $63,000  $63,000  $63,000  $63,000  $63,000  $63,000  $63,000  $63,000        $63,000
outstanding, end of
period (in thousands)

Asset coverage ratio       377%     365%     395%     399%     390%     392%     396%     403%           418%
per preferred share

Liquidation preference    $50,077  $50,081  $50,055  $50,060  $50,054  $50,046  $50,011  $50,000        $50,030
per preferred share

Average market value      $50,000  $50,000  $50,000  $50,000  $50,000  $50,000  $50,000  $50,000        $50,000
per preferred share (a)
------------------------- -------- -------- -------- -------- -------- -------- -------- -------- --------------------


(a) Represents the average over the calendar year of the market value determined on each remarketing date for the preferred shares, typically every 28 days.

                                    THE FUND


The Fund is a diversified, closed-end management investment company. The Fund was organized as a business under the laws of The Commonwealth of Massachusetts on October 2, 1992, and has registered under the 1940 Act. Prior to July 23, 2001, the name of the Fund was Putnam Investment Grade Municipal Trust II.

The Fund commenced investment operations on November 27, 1992, upon the closing of the initial public offering of 11,700,000 of its common shares. On January 8, 1993, the Fund, pursuant to an over-allotment option granted to the underwriters in the initial public offering, sold an additional 1,650,000 common shares. The net proceeds of the offering, including the over-allotment, were approximately $187,719,714.

On February 18, 1993, the Fund issued preferred shares in the following amounts and with the following designations: 630 Series A RP and 630 Series B RP. Each series of preferred shares was issued with a liquidation preference per share of $50,000, plus accumulated and unpaid dividends.

On July 23, 2001 the Fund issued 3,884,957 common shares to shareholders of Putnam Investment Grade Municipal Trust III pursuant to an Agreement and Plan of Merger dated April 6, 2001 (the "Merger Agreement"). On the same day, the Fund issued 200 Municipal Income Preferred Shares pursuant to the Merger Agreement to shareholders of Putnam Investment Grade Municipal Trust III with a liquidation preference per share of $50,000, plus accumulated and unpaid dividends.

As of September 30, 17,242,049 common shares of the Fund were outstanding and 1,460 preferred shares were outstanding in three series: 630 Series A RP, 630 Series B RP and 200 Municipal Income Preferred Shares. The Fund's common shares are traded on the NYSE under the symbol "PMG."

Set forth below is information about the Fund's authorized and outstanding securities as of September 30, 2001:



        TITLE OF CLASS               AMOUNT AUTHORIZED           AMOUNT HELD BY FUND          AMOUNT OUTSTANDING
        --------------               -----------------           -------------------          ------------------
Common Shares                            unlimited                        0                       17,242,049
Existing Preferred Shares                  1,460                          0                          1,460
AMPS                                      5,320*                          0                            0
--------------



*On _________, 2001, the Trustees authorized the 5,320 AMPS with a liquidation preference of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) subject to the redemption of all of the Existing Preferred Shares.

On July 20, 2001, shareholders of the Fund approved the amendment of the Fund's Bylaws to authorize the Fund to issue the Additional Preferred Shares being offered as Series B AMPS. On ___________, 2001, the Trustees of the Fund approved the amendment of the Fund's Bylaws to authorize the Fund to issue the Series A AMPS, the proceeds of which will be used by the Fund to redeem the Existing Preferred Shares


                                 USE OF PROCEEDS


The net proceeds of the offerings of the AMPS will be approximately $132,164,000 after payment of offering expenses (estimated to be $236,000) and the underwriting discount. The net proceeds of the offering of the Series A AMPS, which is expected to be approximately $73,000,000, will be used to redeem the Existing Preferred Shares. The net proceeds of the offering of the Series B AMPS will be invested in accordance with the Fund's investment objective and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds from the offering of the Series B AMPS in municipal obligations that meet its objective and policies at or shortly (within six to eight weeks) after the completion of the offering. To the extent that all of such proceeds cannot be so invested, pending such investment, they will be invested in short-term, high-quality tax-exempt securities. If necessary in order to fully invest the net proceeds of the offerings immediately, the Fund may also purchase, as temporary investments, short-term, taxable investments, the income on which is subject to regular federal income tax.


                                 CAPITALIZATION


The following table sets forth the unaudited capitalization of the Fund as of September 30, 2001, and as adjusted to give effect to the issuance of the AMPS pursuant to the offering and the redemption of the Existing Preferred Shares. The table reflects the acquisition by the Fund of the assets of Putnam Investment Grade Municipal Trust III on July 23, 2001.



                                                                         ACTUAL                AS ADJUSTED
                                                                   ------------------       -------------------
Shareholders' Equity:
     Preferred Shares, without par value,
       630 shares of Series A RP, 630 shares
       of Series B RP and 200 Municipal Income
       Preferred Shares issued and outstanding                        $ 73,000,000              $ 133,000,000

     Common Shares, without par value, unlimited
       shares authorized: 17,242,049 issued and
       outstanding                                                     241,626,270                240,790,270

     Distributions in excess of net investment income                    (692,411)                  (692,411)
     Accumulated net realized loss on investments                     (14,306,671)               (14,306,671)
     Net unrealized appreciation of investments                          5,517,265                  5,517,265
                                                                   ------------------       -------------------
     Net assets                                                      $ 305,144,453              $ 364,308,453
                                                                   ==================       ===================

                              PORTFOLIO COMPOSITION



As of September 30, 2001, 100% of the Fund's portfolio was invested in investment grade tax-exempt securities. The following table sets forth certain information with respect to the composition of the Fund's investment portfolio as of September 30, 2001, based on the highest rating assigned by Moody's or Standard & Poor's Rating Group.



                                          MARKET
             CREDIT RATING                VALUE                   PERCENT
       ------------------------    ---------------------      ----------------
       Aaa/AAA                         $116,272,464                 38.2 %
       Aa/AA                             26,756,528                  8.8
       A/A                               61,928,080                 20.3
       Baa/BBB                           68,026,620                 22.3
       Ba/BB                             16,535,625                  5.4
       B/B                                2,132,102                  0.7
       Not rated+                        12,887,907                  4.2

+ Refers to securities that have not been rated by Moody's or Standard & Poor's Rating Group, but that have been assessed by Putnam Management as being of comparable credit quality to rated securities in which the Fund may invest. See "The Fund's Main Investment Strategies and Related Risks."


             THE FUND'S MAIN INVESTMENT STRATEGIES AND RELATED RISKS


Any investment carries with it some level of risk that generally reflects its potential for reward. The Fund's investment objective is to seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with preservation of capital. This investment policy cannot be changed without the approval of the Fund's shareholders. The Fund normally pursues its goal by investing at least 80% of the Fund's net assets in tax-exempt securities. Putnam Management will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments for the Fund.


TAX-EXEMPT INVESTMENTS. These investments are issued by public authorities to raise money for public purposes, such as loans for the construction of housing, schools or hospitals, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include private activity obligations of public authorities to finance privately owned or operated facilities. Changes in law or adverse determinations by the Internal Revenue Service (the "Service") or a state authority could make the income from some of these obligations taxable.

Interest income from private activity bonds may be subject to AMT for individuals. The Fund can include these investments for the purpose of complying with the 80% investment policy described above. Corporate shareholders will be required to include all tax-exempt interest dividends in determining their AMT. For more information, including possible state and other taxes, contact your tax advisor.


GENERAL OBLIGATIONS. These bonds are backed by the issuer's authority to levy taxes and are considered an obligation of the issuer. They are payable from the issuer's general unrestricted revenues, although payment may depend upon government appropriation or aid from other governments. These investments may be vulnerable to legal limits on a government's power to raise revenue or increase taxes, as well as economic or other developments that can reduce revenues.


SPECIAL REVENUE OBLIGATIONS. These bonds are payable from revenue earned by a particular project or other revenue source. They include private activity bonds such as industrial development bonds, which are paid only from the revenues of the private owners or operators of the facilities. Investors can look only to the revenue generated by the project or the private company operating the project rather than the credit of the state or local government authority issuing the bonds. Special revenue obligations are typically subject to greater credit risk than general obligations because of the relatively limited source of revenue.


INTEREST RATE RISK. The values of bonds and other debt securities usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the values of existing debt instruments, and rising interest rates generally decrease the values of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of income the Fund receives from it, but will affect the value of the Fund's shares. During periods of rising interest rates, the Fund's yield will likely rise as amounts received by the Fund from repayments of principal are reinvested by the Fund in investments paying higher interest rates. Conversely, during times of falling interest rates, the Fund's yield will likely decline, as it reinvests such amounts in investments paying lower interest rates. Interest rate risk is generally greater for investments with longer maturities.


Some investments give the issuer the option to call or redeem them before their maturity date. If an issuer calls its securities during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.


"Premium investments" offer interest rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time. You may find it useful to compare the Fund's yield, which factors out the effect of premium investments, with its current dividend rate, which does not factor out that effect.


CREDIT RISK. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, the debt of issuers with lower credit ratings usually offers higher yield than debt of issuers with higher credit ratings. Higher-rated investments generally offer lower credit risk. The Fund invests mostly in investment-grade debt investments. These are rated at least BBB or its equivalent at the time of purchase by a nationally recognized securities rating agency. The Fund may invest up to 20% of its total assets in securities rated at least B by a nationally recognized securities rating agency and unrated investments that Putnam Management believes are of comparable quality. The Fund will not necessarily sell an investment if its rating is reduced.


Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments are likely to fall. A default or expected default could also make it difficult for us to sell investments at prices approximating the values the Fund had previously placed on them. Tax-exempt debt, particularly lower-rated tax-exempt debt, usually has a more limited market than taxable debt, which may at times make it difficult for us to buy or sell certain investments or to establish their fair value. Credit risk is generally greater for investments that are issued at less than their face value and make payments of interest only at maturity rather than at intervals during the life of the investment.


Bonds which are rated B by a nationally recognized securities agency (and unrated investments that Putnam Management believes are of comparable quality) generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity.

Although Putnam Management considers credit ratings in making investment decisions, it performs its own investment analysis and does not rely solely on ratings assigned by the rating agencies. However, the amount of information about the financial condition of issuers of tax-exempt securities may not be as extensive as that which is made available by companies whose stock or debt is publicly traded. Successful investing in lower-rated securities depends more on Putnam Management's ability than does buying investment-grade securities.

The Fund may have to participate in legal proceedings or to take possession of and manage assets that secure the issuer's obligations. The Fund's ability to enforce rights in bankruptcy proceedings may be more limited than would be the case for taxable debt. This could increase the Fund's operating expenses and decrease its net asset value. Any income that arises from ownership or operation of assets would be taxable.


Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

CONCENTRATION OF INVESTMENTS. Although the Fund does not invest more than 25% of its total assets in any one industry, or in special revenue obligations related to any one industry, the Fund may make significant investments in a broad segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of Fund's shares to change more than the value of shares of Funds that invest in a greater variety of investments. Certain events may adversely affect all investments within a particular market segment. Examples include legislation or court decisions, concerns about pending legislation or court decisions, or lower demand for the services or products provided by a particular market segment.


At times, the Fund and other accounts that Putnam Management and its affiliates manage may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments.


DERIVATIVES. The Fund may engage in a variety of transactions involving derivatives, such as futures, options, warrants, swap contracts and inverse floaters. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments or indexes. The Fund may use derivatives both for hedging and non-hedging purposes, such as to adjust the Fund's exposure to changes in a particular interest rate. For example, the Fund may use derivatives to increase or decrease its exposure to long- or short-term interest rates. However, the Fund may also choose not to use derivatives, based on Putnam Management's evaluation of market conditions or the availability of suitable derivatives.

Derivatives involve special risks and may result in losses. Successful use of derivatives depends on Putnam Management's ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways, especially in unusual market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses. The Fund's use of derivatives may also cause the Fund to receive taxable income, which could increase the amount of taxes payable by shareholders.


Other risks arise from the potential inability to terminate or sell derivative positions as well as from an illiquid secondary market. In fact, many over-the-counter instruments (those investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the transaction will not meet its obligations. For further information about the risks of derivatives, see the SAI.


INVERSE FLOATING OBLIGATIONS. The Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as short-term market interest rates increase and increase as short-term market rates decline. Such securities have the effect of providing a degree of investment leverage, since they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate, long-term tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market value of fixed-rate tax-exempt securities.

ANTI-TAKEOVER PROVISIONS. The Fund's Agreement and Declaration of Trust includes provisions that could limit the ability of other persons or entities to acquire control of the Fund or to cause it to engage in certain transactions or to modify its structure. Such provisions may have the effect of depriving common shareholders of an opportunity to sell their common shares at a premium over prevailing market prices and may have the effect of inhibiting the Fund's conversion to open-end status.


OTHER INVESTMENTS. In addition to the main investment strategies described above, the Fund may also make other types of investments, such as investments in repurchase agreements and forward commitments, which may produce taxable income and be subject to other risks, as described in the SAI.


ALTERNATIVE STRATEGIES. Under normal market conditions, the Fund keeps its portfolio fully invested, with minimal cash holdings. However, at times Putnam Management may judge that market conditions make pursuing the Fund's usual investment strategies inconsistent with the best interests of its shareholders. The Fund then may temporarily use alternative strategies that are mainly designed to limit losses, including investing in taxable obligations. However, Putnam Management may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

CHANGES IN POLICIES. The Trustees may change the Fund's objective, investment strategies and other policies without shareholder approval, except as otherwise indicated.


An investment in the Fund may not be appropriate for all investors, and there is no assurance that the Fund will achieve its investment objective. The Fund is designed primarily as a long-term investment and not as a trading vehicle.

                           RISKS ASSOCIATED WITH AMPS

Risk is inherent in all investing. Investing in any security involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in AMPS.


INTEREST RATE RISK. The Fund issues preferred shares which pay dividends based on short-term interest rates. The Fund invests the proceeds from the issuance of preferred shares to buy municipal obligations, which pay interest based on long-term rates. Both long-term and short-term interest rates may fluctuate. If short-term interest rates rise, the preferred shares dividend rates may rise so that the amount of dividends paid to holders of preferred shares exceeds the income from the portfolio securities purchased with the proceeds from the sale of preferred shares. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the preferred shares offering) is available to pay preferred share dividends, however, preferred share dividend rates would need to greatly exceed the yield on the Fund's portfolio before the Fund's ability to pay preferred share dividends would be impaired. Generally, municipal obligations will decrease in value when interest rates rise and increase in value when interest rates decline. If long-term rates rise, the value of the Fund's investment portfolio will decline, reducing the amount of assets serving as asset coverage for the preferred shares.

AUCTION RISK. The dividend rate for the AMPS normally is set through an auction process. In the auction, holders of AMPS may indicate the dividend rate at which they would be willing to hold or sell their AMPS or purchase additional AMPS. The auction also provides liquidity for the sale of AMPS. An auction fails if there are more AMPS offered for sale than there are buyers. You may not be able to sell your AMPS at an auction if the auction fails. Also, if you place hold orders (orders to retain AMPS) at an auction only at a specified dividend rate, and that rate exceeds the rate set at the auction, you will not retain your AMPS. Finally, if you buy AMPS or elect to retain AMPS without specifying a dividend rate below which you would not wish to buy or continue to hold those shares, you could receive a lower rate of return on your shares than the market rate. See "The Auction."

SECONDARY MARKET RISK. If you try to sell your AMPS between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special rate period (a rate period of more than 28 days for Series A AMPS and more than 7 days for Series B AMPS), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for AMPS are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. AMPS are not listed on a stock exchange or The Nasdaq Stock Market. If you sell your AMPS to a broker-dealer between auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last auction.

RATINGS AND ASSET COVERAGE RISK. While it is a condition to the issuance of the AMPS that Moody's assign a rating of Aaa and Fitch a rating of Aaa to the AMPS, such ratings do not eliminate or necessarily mitigate the risks of investing in AMPS. Moody's or Fitch could downgrade a series of AMPS, which may make your shares less liquid at an auction or in the secondary market. If Moody's or Fitch downgrades a series of AMPS, the Fund may alter its portfolio or redeem such series in an effort to improve the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. The Fund may voluntarily redeem AMPS. See "Description of AMPS--Rating Agency Guidelines and Asset Coverage" for a description of the asset maintenance tests the Fund must meet.

REINVESTMENT RISK. Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded, prepaid or called bonds at lower interest rates. This risk will increase as the Fund approaches its termination date, because the Fund will reinvest such proceeds in municipal obligations with maturities on or about its termination date, and shorter term municipal obligations generally pay lower rates of interest than longer term municipal obligations. A decline in income could affect the Fund's ability to pay dividends on the AMPS.

INFLATION RISK. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted (or "real") value of an investment in AMPS or the income from that investment will be worth less in the future. As inflation occurs, the real value of the AMPS and distributions declines. In an inflationary period, however, it is expected that, through the auction process, dividend rates on the AMPS would increase, tending to offset this risk.

                             INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions which may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which is defined in the 1940 Act to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding common shares and of the outstanding preferred shares of the Fund, each voting as a separate class, or (2) 67% or more of the common shares and of the outstanding preferred shares, each voting as a separate class, present at a meeting if more than 50% of the outstanding shares of each class are represented at the meeting in person or by proxy. The Fund may not:

    (1) Issue senior securities, as defined in the 1940 Act, other than shares of beneficial interest with preference rights, except to the extent such issuance might be involved with respect to borrowings described under restriction (2) below or with respect to transactions involving financial futures, options, and other financial instruments.

    (2) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure (not for leverage) in situations which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

    (3) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under the federal securities laws.

    (4) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities representing interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

    (5) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

    (6) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements or by lending its portfolio securities.

    (7) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. Government or its agencies or instrumentalities.

    (8) With respect to 75% of its total assets, acquire more than 10% of the voting securities of any issuer.

    (9) Purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities or tax-exempt securities, except tax-exempt securities backed only by the assets and revenues of non-governmental issuers) if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry.

All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above and the Fund's policy under normal market conditions to invest at least 80% of its total assets in tax-exempt securities, the other investment policies described in this Prospectus are not fundamental and may be changed by approval of the Trustees. As a matter of policy, the Trustees would not materially change the Fund's investment objective without shareholder approval.


                             MANAGEMENT OF THE FUND


MANAGEMENT. The Fund's Trustees are responsible for generally overseeing the conduct of Fund business. Putnam Management, which has managed mutual funds since 1937, manages the Fund.

Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the Fund's other affairs and business. The Fund pays Putnam Management a management fee at the following rates: 0.70% on the first $500 million of the average net asset value of the Fund, 0.60% of the next $500 million, 0.55% of the next $500 million and 0.50% of any excess over $1.5 billion of such average net asset value. The Fund pays no separate administrative services fee. Management fees for the Fund are reduced if the dividends payable on preferred shares, plus expenses attributable to preferred shares, exceed the Fund's net income and short-term capital gains accruing as a result of the fact that such preferred shares were outstanding. For more information, see the SAI.

PUTNAM INVESTMENTS. Putnam Management, the Fund's investment manager, and its affiliate, Putnam Fiduciary Trust Company, the Fund's investor servicing agent and custodian (collectively, the "Putnam companies"), are owned by Putnam Investments, LLC. Putnam Investments, LLC is a wholly owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is in turn owned by Marsh & McLennan Companies, Inc., a leading professional services firm that includes risk and insurance services, investment management and consulting businesses. The address of Putnam Investments Trust, Putnam Investments, LLC and each of the Putnam companies is One Post Office Square, Boston, Massachusetts 02109. The address of the executive offices of Marsh & McLennan Companies, Inc. is 1166 Avenue of the Americas, New York, New York 10036.

The following officer of Putnam Management has had primary responsibility for the day-to-day management of the Fund's portfolio since October 1996:



                                                   Business Experience (at least 5 years)
                                     --------------------------------------------------------------------
Richard P. Wyke                               1987--Present                    Putnam Management
     Senior Vice President



The Fund pays all expenses not assumed by Putnam Management, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Fund also reimburses Putnam Management for the compensation and related expenses of certain Fund officers and their staff who provide administrative services. The total reimbursement is determined annually by the Trustees.

                               DESCRIPTION OF AMPS


The following is a brief description of the terms of the AMPS. For the complete terms of the AMPS, including definitions of terms used but not defined, please refer to the detailed description of the AMPS in the Bylaws attached as Appendix A-1 to the SAI. Certain of the capitalized terms used herein are defined in the Bylaws.


GENERAL


On July 23, 2001, the Fund's shareholders approved an amendment to the Fund's Bylaws authorizing the Fund to issue additional preferred shares with an aggregate initial liquidation preference of up to $60 million (the "Additional Preferred Shares") being offered as 2,400 shares of Series B AMPS. Under its Bylaws, the Fund will, upon the redemption of the Existing Preferred Shares, be authorized to issue 2,920 Series A AMPS being offered in connection with such redemption. AMPS of each series have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).

AMPS are preferred shares of beneficial interest with no par value. AMPS entitle their holders to receive dividends when, as and if declared by the Trustees, out of funds legally available. The rate per annum on which dividends are paid may vary from rate period to rate period for each series of AMPS. In general, the applicable rate for a particular rate period for a series of AMPS will be determined by an auction conducted on the day before the start of the rate period. Existing holders and potential holders of a series of AMPS may participate in the auctions. Existing holders desiring to continue to hold all of their shares of a series of AMPS regardless of the applicable rate resulting from the auction need not participate. For an explanation of auctions and the method of determining the applicable rate, see "The Auction."

Each series of AMPS will rank the same as any other series of AMPS and any other series of preferred shares of the Fund as to the payment of dividends and the distribution of assets upon liquidation. Each share of AMPS carries one vote on matters on which preferred shares can be voted. AMPS, when issued, will be fully paid and nonassessable and have no preemptive, conversion or cumulative voting rights.

AMPS of each series have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). The AMPS are not convertible into common shares or classes or series of the Fund. Holders of the AMPS have no preemptive rights. The AMPS are not subject to any sinking fund. The AMPS are generally subject to redemption at the option of the Fund on the second business day preceding any dividend payment date (provided that no AMPS shall be subject to optional redemption where the notice of special rate period relating to a special rate period of shares of a series of AMPS provides that shares of such series are not redeemable during the whole or any part of such special rate period) and, in certain circumstances, are subject to mandatory redemption by the Fund.

After the fixed initial rate period, the Series A AMPS will generally have a rate period of 28 days in length and Series B AMPS will generally have a rate period of 7 days in length. A series of AMPS may have a different rate period if the Fund declares a special rate period and certain conditions are satisfied.


In connection with the auction procedures described below, Deutsche Bank Group is the auction agent, the transfer agent, registrar, dividend disbursing agent and redemption agent for each series of the AMPS.


DIVIDENDS AND RATE PERIODS

GENERAL. The following is a general description of dividends and rate periods for the AMPS. The initial rate period for the AMPS will be 36 days for Series A AMPS and 7 days for Series B AMPS. The dividend rate for this period will be ___% for Series A AMPS and __% for Series B AMPS. Subsequent rate periods generally will be 28 days for Series A AMPS and 7 days for Series B AMPS and the dividend rates for those periods will be determined by auction. The Fund, subject to certain conditions, may change the length of subsequent rate periods by designating them as special rate periods. See "--Designation of Special Dividend Periods" below.

DIVIDEND PAYMENT DATES. Dividends on AMPS will be payable, when, as and if declared by the Trustees, out of legally available funds in accordance with the Fund's Agreement and Declaration of Trust and Bylaws and applicable law. The initial dividend will be paid on December 7, 2001 for Series A AMPS and November 8, 2001 for Series B AMPS. Subsequent dividends generally will be paid on each fourth succeeding Friday for Series A AMPS and on each succeeding Thursday for Series B AMPS. If dividends are payable on a day that is not a business day, then dividends will generally be payable on the next day, if such day is a business day, or as otherwise specified in the Fund's Bylaws. The Fund, at its discretion, may establish dividend payment dates in respect of any special rate period of shares of a series of AMPS consisting of more than 28 days; provided that such dates shall be set forth in the notice of special rate period relating to such special rate period.

Dividends will be paid through The Depository Trust Company ("DTC") on each dividend payment date. DTC, in accordance with its current procedures, is expected to distribute dividends received from the auction agent in same-day funds on each dividend payment date to agent members (members of DTC that will act on behalf of existing or potential holders of AMPS). These agent members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Fund that dividend payments will be available in same-day funds on each dividend payment date to customers that use a Broker-Dealer or a Broker-Dealer's designee as agent member.

CALCULATION OF DIVIDEND PAYMENT. The Fund computes the dividend per share of each series of AMPS by multiplying the applicable rate for such series of shares in effect by a fraction. The numerator of this fraction will normally be 28 for Series A AMPS and 7 for Series B AMPS (i.e., the number of days in the rate period) and the denominator will normally be 365. If the Fund has designated a special rate period, then the numerator will be the number of days in the special rate period and the denominator will be 360. In either case, this rate is then multiplied by $25,000 to arrive at the dividend per share.

Dividends on each series of AMPS will accumulate from the date of their original issue. For each dividend payment period after the initial rate period, the dividend rate will be the dividend rate determined at auction, except as provided below. The dividend rate that results from an auction will not be greater than the maximum applicable rate described below.

The maximum applicable rate for any rate period for a series of AMPS will be the applicable percentage (set forth in the Applicable Percentage Table below and determined by reference to the lower of the credit rating or ratings assigned to the AMPS by Moody's or Fitch) of the reference rate (set forth in the Reference Rate Table below) for the applicable rate period. The applicable percentage for a series of AMPS is determined on the day that a notice of a special dividend period is delivered if the notice specifies a maximum applicable rate for a special dividend period. If Moody's or Fitch or both shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency. If the Fund has provided notification to the auction agent prior to an auction establishing the applicable rate for a dividend period that net capital gains or other taxable income will be included in the dividend determined at such auction, the applicable percentage will be derived from the column captioned "Applicable Percentage: Notification" in the Applicable Percentage Table below:



                                             APPLICABLE PERCENTAGE TABLE
         -----------------------------------------------------------------------------------------------------
                        CREDIT RATINGS                            APPLICABLE                  APPLICABLE
         ---------------------------------------------            PERCENTAGE                  PERCENTAGE
               MOODY'S                    FITCH                  NOTIFICATION               NO NOTIFICATION
         --------------------        -----------------        --------------------        --------------------
            Aa3 or higher             AA- or higher                  150%                        110%
              A3 to A1                   A- to A+                    160%                        125%
            Baa3 to Baa1               BBB- to BBB+                  250%                        150%
             Ba3 to Ba1                 BB- to BB+                   275%                        200%
              Below Ba3                 Below BB-                    300%                        250%

The reference rate used to determine the maximum applicable rate generally varies depending on the length of the applicable rate period, as set forth in the Reference Rate Table below:

                                   Reference Rate Table



                RATE PERIOD                          REFERENCE RATE
           -----------------------        --------------------------------------
           28 days or less                Greater of:
                                          -  "AA" Composite
                                             Commercial Paper Rate
                                          -  Taxable Equivalent of the
                                             Short-Term Municipal Bond Rate
           29 days to 182 days            "AA" Composite Commercial Paper Rate
           183 days to 364 days           Treasury Bill Rate
           365 days or more               Treasury Note Rate



The "`AA' Composite Commercial Paper Rate" is as set forth in the table set forth below:

                    AA Composite Commercial Paper Rate Table



                                                                         AA COMPOSITE
             RATE PERIOD              SPECIAL RATE PERIOD           COMMERCIAL PAPER RATE*
         ---------------------       ----------------------    ---------------------------------
             7 days or less            48 days or fewer        30-day rate
                                       49 days to 69 days      60-day rate
                                       70 days to 84 days      Average of 60-day and 90-day
                                                               rates
                                       85 days to 98 days      90-day rate
                                       99 days to 119 days     Average of 90-day and 120 day
                                                               rates
                                       120 days to 140         120-day rate
                                       days
                                       141 days to 161         Average of 120-day and 180-day
                                       days                    rates
                                       162 days to 182         180-day rate
                                       days






---------------
*Rates stated on discount basis



If the Federal Reserve Bank of New York does not make available any such rate, the rate shall be the average rate quoted on a discount basis by commercial paper dealers to the auction agent at the close of business on the business day next preceding such date. If any commercial paper dealer does not quote a rate, the rate shall be determined by quotes provided by the remaining commercial paper dealers.

"Taxable Equivalent of the Short-Term Municipal Bond Rate" means 90% of an amount equal to the per annum rate payable on taxable bonds in order for such rate, on an after-tax basis, to equal the per annum rate payable on tax-exempt bonds issued by "high grade" issuers as determined in accordance with the procedures set forth in the Bylaws.

ADDITIONAL DIVIDENDS. Under federal income tax rules applicable to the Fund, the Fund may be required, in certain circumstances, to allocate net capital gains or other taxable income to a dividend paid on AMPS after the dividend has been paid (a "Retroactive Taxable Allocation"). If the Fund makes a Retroactive Taxable Allocation on the AMPS without having given advance notice to the Auction Agent, the Fund will, solely in the event such allocation was made as a result of a redemption of all or a portion of the AMPS or liquidation of the Fund, pay to the holders of AMPS, out of funds legally available therefor, an additional dividend ("Additional Dividend").

The Additional Dividend will be in an amount equal to the amount of federal income taxes payable by a hypothetical holder of AMPS on the Retroactive Taxable Allocation, provided that the Additional Dividend will be calculated:


          -       without consideration being given to the time value of money;

          - assuming that no holder of AMPS is subject to the AMT with respect to dividends received from the Fund; and

          - assuming that each Retroactive Taxable Allocation would be taxable in the hands of each holder of AMPS at the maximum marginal regular federal income tax rate applicable to individuals or corporations, whichever is greater, in effect during the fiscal year in question.

Although the Fund generally intends to designate any Additional Dividend as an exempt-interest dividend to the extent permitted by applicable law, a portion or all of any Additional Dividend will be taxable to the recipient thereof. See "Taxes." The Fund will not pay a further Additional Dividend with respect to any taxable portion of an Additional Dividend.

The Fund will, within 90 days (and generally within 60 days) after the end of its fiscal year for which a Retroactive Taxable Allocation is made, provide notice thereof to the auction agent. The Fund will pay, out of legally available funds, any Additional Dividend due on all Retroactive Taxable Allocations made with respect to the fiscal year in question, within 30 days after such notice is given to the auction agent.


RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. While the AMPS are outstanding, the Fund generally may not declare, pay or set apart for payment, any dividend or other distribution in respect of its common shares. In addition, the Fund may not call for redemption or redeem any of its common shares. However, the Fund is not confined by the above restrictions if:


          - immediately after such transaction, the Discounted Value of the Fund's portfolio would be equal to or greater than the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage (see "--Rating Agency Guidelines and Asset Coverage" below);


          - full cumulative dividends on each series of AMPS and any other preferred shares outstanding due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the auction agent;

          - any Additional Dividend in respect of the AMPS and any other preferred shares outstanding required to be paid on or before the date of such declaration has been paid; and

          - the Fund has redeemed the full number of AMPS and any other preferred shares outstanding required to be redeemed by any provision for mandatory redemption contained in the Bylaws or otherwise called for redemption.

The Fund generally will not declare, pay or set apart for payment any dividend on any class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with AMPS unless the Fund has declared and paid full cumulative or the same proportionate share of dividends on each series of AMPS through its most recent dividend payment date. When the Fund has not paid dividends in full upon the shares of each series of AMPS through the most recent dividend payment date or upon any class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with AMPS through their most recent respective dividend payment dates, the amount of dividends declared per share on AMPS and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the AMPS and such other class or series of shares bear to each other.


DESIGNATION OF SPECIAL RATE PERIODS. The Fund may, at its sole option, declare a special rate period on shares of a particular series of AMPS. To declare a special rate period, the Fund will give notice (a "notice of special rate period") to the auction agent. The notice will request that the next succeeding rate period for such series of AMPS be a number of days (other than seven) evenly divisible by seven and not more than 1,820 as specified in such notice. The Fund may not request a special rate period unless sufficient clearing bids for such series were made in the most recent auction. A notice for special rate period also will specify the special redemption provisions, if any, applicable to shares of such series in respect of such special rate period and the scheduled dividend payment dates for shares of such series during such special rate period.

In the event the Fund wishes to designate a special rate period consisting of more than 28 days for shares of a series of AMPS, the Fund shall notify Moody's (if Moody's is then rating such series) and Fitch (if Fitch is then rating such series) in advance of the commencement of such special rate period that the Fund wishes to designate such subsequent rate period as a special rate period and shall provide Moody's (if Moody's is then rating such series) and Fitch (if Fitch is then rating such series) with such documents as it may request.


REDEMPTION


MANDATORY REDEMPTION. The Fund is required to maintain (a) a discounted value of eligible portfolio securities equal to the Preferred Shares Basic Maintenance Amount and (b) the 1940 Act Preferred Shares Asset Coverage. Eligible portfolio securities for these purposes will be determined from time to time by the rating agencies then rating the AMPS. If the Fund fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the requirements of the rating agencies that rate the AMPS, the Fund must redeem all or a portion of the AMPS. This mandatory redemption will take place on a date that the Trustees specify out of legally available funds in accordance with the Fund's Agreement and Declaration of Trust, Bylaws and applicable law, at the redemption price of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. The number of AMPS that must be redeemed in order to cure such failure will be allocated pro rata among the AMPS and the other outstanding preferred shares of the Fund. The mandatory redemption will be limited to the number of AMPS necessary to restore the required discounted value or the 1940 Act Preferred Shares Asset Coverage, as the case may be.

OPTIONAL REDEMPTION. The Fund, at its option, may redeem the shares of each series of AMPS, in whole or in part, out of funds legally available. Any optional redemption will occur on the second business day preceding any dividend payment date at the optional redemption price per share of $25,000 per share plus an amount equal to accumulated but unpaid dividends to the date fixed for redemption, plus the premium, if any, specified in a special redemption provision. No shares of a series AMPS may be redeemed if the redemption would cause the Fund to violate the 1940 Act. In addition, holders of a series of AMPS may be entitled to receive Additional Dividends if the redemption causes the Fund to make a Retroactive Taxable Allocation without having given advance notice to the auction agent. The Fund has the authority to redeem the AMPS for any reason.


LIQUIDATION

If the Fund is liquidated, the holders of any shares of a series of outstanding AMPS will receive the liquidation preference on such series, plus all accumulated but unpaid dividends, plus any applicable Additional Dividends payable before any payment is made to the common shares. The holders of AMPS will be entitled to receive these amounts from the assets of the Fund available for distribution to its shareholders. In addition, the rights of holders of AMPS to receive these amounts are subject to the rights of holders of any series or class of shares, including other series of preferred shares, ranking on a parity with the AMPS with respect to the distribution of assets upon liquidation of the Fund. After the payment to the holders of AMPS of the full preferential amounts as described, the holders of AMPS will have no right or claim to any of the remaining assets of the Fund.

For purposes of the foregoing paragraph, a voluntary or involuntary liquidation of the Fund does not include:

          - the sale of all or substantially all the property or business of the Fund;


          - the merger or consolidation of the Fund into or with any business trust or corporation; or

          - the merger or consolidation of any business trust or corporation into or with the Fund.


RATING AGENCY GUIDELINES AND ASSET COVERAGE.


The Fund is required under guidelines of Moody's and Fitch to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount. Moody's and Fitch have each established separate guidelines for calculating discounted value. To the extent any particular portfolio holding does not satisfy a rating agency's guidelines, all or a portion of the holding's value will not be included in the rating agency's calculation of discounted value. The Moody's and Fitch guidelines do not impose any limitations on the percentage of the Fund's assets that may be invested in holdings not eligible for inclusion in the calculation of the discounted value of the Fund's portfolio. The amount of ineligible assets included in the Fund's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Preferred Shares Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference of the preferred shares then outstanding and (b) certain accrued and projected payment obligations of the Fund.

The Fund is also required under the 1940 Act to maintain asset coverage of at least 200% with respect to senior securities which are equity shares, including the AMPS ("1940 Act Preferred Shares Asset Coverage"). The Fund's 1940 Act Preferred Shares Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding. The minimum required 1940 Act Preferred Shares Asset Coverage amount of 200% may be increased or decreased if the 1940 Act is amended. Based on the composition of the portfolio of the Fund and market conditions as of September 30, 2001, the 1940 Act Preferred Shares Asset Coverage with respect to all of the Fund's preferred shares, assuming the issuance on that date of all AMPS offered hereby, giving effect to the deduction of the related offering costs and underwriting discount estimated at $836,000, and giving effect to the proposed redemption of the Existing Preferred Shares would have been computed as follows:

        Value of Fund assets less liabilities
          not constituting senior securities     =   $364,308,453    =   273.77%
        ---------------------------------------     --------------
            Senior securities representing           $133,070,613
            indebtedness plus liquidation
            value of the preferred shares

In the event the Fund does not timely cure a failure to maintain (a) a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the AMPS, the Fund will be required to redeem AMPS as described under "--Redemption--Mandatory Redemption" above.

The Fund may, but is not required to, adopt any modifications to the guidelines that may be established by Moody's or Fitch. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the AMPS may, at any time, change or withdraw any such rating. The Trustees may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Moody's or Fitch, as the case may be, that any such amendment, alteration or repeal would not impair the rating then assigned to the AMPS.

As recently described by Moody's and Fitch, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the AMPS is not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of AMPS will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Moody's and Fitch by the Fund and the Advisor and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The common shares have not been rated by a nationally recognized statistical rating organization.

A rating agency's guidelines will apply to AMPS only so long as the rating agency is rating the shares. The Fund will pay certain fees to Moody's and Fitch for rating the AMPS.


VOTING RIGHTS


Except as otherwise described in this prospectus and in the SAI or as otherwise required by law, holders of AMPS will have equal voting rights with holders of common shares and any other preferred shares of the Fund (one vote per share) and will vote together with holders of common shares and any other preferred shares as a single class.

Holders of outstanding preferred shares of the Fund, including AMPS, voting as a separate class, are entitled to elect two of the Fund's Trustees. The remaining Trustees are elected by holders of common shares and preferred shares, including AMPS, voting together as a single class. In addition, if at any time, dividends (whether or not earned or declared) on outstanding preferred shares of the Fund, including AMPS, are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the auction agent for the payment of such dividends, the sole remedy of holders of outstanding preferred shares of the Fund is that the number of Trustees constituting the Trustees will be automatically increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of preferred shares as described above, would constitute a majority of the Trustees. The holders of preferred shares of the Fund will be entitled to elect that smallest number of additional Trustees at a special meeting of shareholders held as soon as possible and at all subsequent meetings at which Trustees are to be elected. The terms of office of the persons who are Trustees at the time of that election will continue. If the Fund thereafter pays in full all dividends payable on all outstanding preferred shares of the Fund, the special voting rights stated above will cease and the terms of office of the additional Trustees elected by the holders of the preferred shares will automatically terminate.

The Fund will not, without the affirmative vote or consent of the holders of at least a majority of the preferred shares (including AMPS) outstanding at the time (voting together as a separate class):

              (a) authorize, create or issue, or increase the authorized or issued amount of, any class or series of shares ranking prior to or on a parity with preferred shares (including the AMPS) with respect to payment of dividends or the distribution of assets on liquidation, or increase the authorized amount of preferred shares (including the AMPS) or any other preferred shares, unless, in the case of shares of preferred shares on parity with the preferred shares, the Fund obtains written confirmation from Moody's (if Moody's is then rating preferred shares), Fitch (if Fitch is then rating preferred shares) or any substitute rating agency (if any such substitute rating agency is then rating preferred shares) that the issuance of a class or series would not impair the rating then assigned by such rating agency to the preferred shares and the Fund continues to comply with Section 13 of the 1940 Act, the 1940 Act Preferred Shares Asset Coverage requirements and Preferred Shares Basic Maintenance Amount requirements, in which case the vote or consent of the holders of preferred shares (including the AMPS) is not required;

              (b) amend, alter or repeal the provisions of the Fund's Agreement and Declaration of Trust or Bylaws so as to adversely affect any of the contract rights expressly set forth in the Fund's Agreement and Declaration of Trust or Bylaws of holders of preferred shares (including the AMPS) or any other preferred shares; or

              (c) authorize the Fund's conversion from a closed-end to an open-end investment company.

To the extent permitted under the 1940 Act, the Fund will not approve any of the actions set forth in (a) or (b) above which adversely affects the rights expressly set forth in the Fund's Agreement and Declaration of Trust or Bylaws of a holder of shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected. Unless a higher percentage is provided for under the Fund's Agreement and Declaration of Trust or Bylaws, the affirmative vote of the holders of a majority of the outstanding preferred shares, including AMPS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. However, to the extent permitted by applicable law, no vote of holders of common shares, either separately or together with holders of preferred shares as a single class, is necessary to take the actions contemplated by (a) and (b) above. The holders of common shares will not be entitled to vote in respect of such matters, unless, in the case of the actions contemplated by (b) above, the action would adversely affect the contract rights of the holders of common shares expressly set forth in the Fund's Agreement and Declaration of Trust or Bylaws.


The foregoing voting provisions will not apply with respect to AMPS if, at or prior to the time when a vote is required, such shares have been (i) redeemed or
(ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

                                   THE AUCTION
GENERAL


The Fund's Bylaws provide that, except as otherwise described in this Prospectus, the applicable rate for shares of each series of AMPS for each rate period after the initial rate period will be the rate that results from an auction conducted as set forth in the Fund's Bylaws and summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of a series of AMPS. See the Bylaws included in the SAI for a more complete description of the auction process.


AUCTION AGENCY AGREEMENT. The Fund will enter into an auction agency agreement with the auction agent (currently, Deutsche Bank Group) which provides, among other things, that the auction agent will follow the auction procedures to determine the applicable rate for shares of each series AMPS so long as the applicable rate for shares of such series AMPS is to be based on the results of an auction.

The auction agent may terminate the auction agency agreement upon notice to the Fund no earlier than [60] days after such notice. If the auction agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the auction agent provided that prior to such removal the Fund has entered into such an agreement with a successor auction agent.

BROKER-DEALER AGREEMENTS. Each auction requires the participation of one or more Broker-Dealers. The auction agent will enter into agreements with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in auctions for AMPS.


The auction agent will pay to each Broker-Dealer after each auction, from funds provided by the Fund, a service charge at the annual rate of .25%, in the case of any auction before a rate period of 28 days or less, or a percentage agreed to by the Fund and the Broker-Dealers, in the case of any auction before a rate period of 35 days or longer, of the purchase price of AMPS placed by a Broker-Dealer at the auction.

The Fund may request the auction agent to terminate one or more Broker-Dealer Agreements at any time upon five days' notice, provided that at least one Broker-Dealer Agreement is in effect after such termination.


AUCTION PROCEDURES

Prior to the submission deadline on each auction date for shares of a series of AMPS, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a beneficial owner of shares of a series AMPS may submit the following types of orders with respect to shares of such series of AMPS to that Broker-Dealer:


              1. Hold order - indicating its desire to hold such series without regard to the applicable rate for the next rate period.

              2. Bid - indicating its desire to sell shares of such series at $25,000 per share if the applicable rate for shares of such series for the next rate period is less than the rate or spread specified in the bid.

              3. Sell order - indicating its desire to sell shares of such series at $25,000 per share without regard to the applicable rate for shares of such series for the next rate period.


A beneficial owner for such series may submit different types of orders to its Broker-Dealer with respect to shares of a series of AMPS then held by the beneficial owner. A beneficial owner of shares of such series that submits a bid with respect to such series to its Broker-Dealer having a rate higher than the maximum applicable rate for such series on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner of shares of such series that fails to submit an order to its Broker-Dealer with respect to such shares will ordinarily be deemed to have submitted a hold order to its Broker-Dealer with respect to such shares of such series.

However, if a beneficial owner of shares of such series fails to submit an order with respect to such shares of such series to its Broker-Dealer for an auction relating to a rate period of more than 28 days, such beneficial owner will be deemed to have submitted a sell order to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the AMPS subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional AMPS is, for purposes of such offer, a potential holder as discussed below.

A potential holder is either a customer of a Broker-Dealer that is not a beneficial owner of a series of AMPS but that wishes to purchase shares of such series or a beneficial owner of shares of such series that wishes to purchase additional shares of such series. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the applicable rate for shares of such series for the next rate period is not less than the rate specified in such bid. A bid placed by a potential holder of shares of such series specifying a rate higher than the maximum applicable rate for shares of such series on the auction date will not be accepted.






The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. They will designate themselves (unless otherwise permitted by the Fund) as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential holders. However, neither the Fund nor the auction agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any AMPS held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its Broker-Dealer an order in respect of AMPS held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Fund.

There are sufficient clearing bids for shares of a series in an auction if the number of shares of such series subject to bids submitted or deemed submitted to the auction agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum applicable rate for such series is equal to or exceeds the sum of the number of shares of such series subject to sell orders and the number of shares of such series subject to bids specifying rates or spreads higher than the maximum applicable rate for such series submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders of such series. If there are sufficient clearing bids, the applicable rate for such series of shares for the next succeeding rate period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the shares of such series available for purchase in the auction.

If there are not sufficient clearing bids for shares of such series, the applicable rate for the next rate period will be the maximum applicable rate for shares of such series on the auction date. If this happens, beneficial owners of shares of such series that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares of such series subject to such sell orders. If all of the outstanding shares of such series are the subject of submitted hold orders, then the rate period following the auction will automatically be the same length as the preceding rate period for shares of such series. The applicable rate for the next rate period will then be:

         - (i) if the applicable rate period is less than 183 days, the "AA" Composite Commercial Paper Rate, (ii) if the applicable rate period is more than 182 days but fewer than 365 days, the Treasury Bill Rate, and (iii) if the applicable rate period is more than 364 days, the Treasury Note Rate (the applicable rate being referred to as the "Benchmark Rate"); multiplied by

         - 1 minus the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate applicable to ordinary income, whichever is greater.


If the applicable rate period is less than 183 days and the Kenny S & P 30-day High Grade Index (or any successor index) is less than amount determined above for a rate period of less than 183 days, however, then the applicable rate for an all hold period will be the rate equal to the Kenny S & P 30-day High Grade Index.

The "Treasury Bill Rate" is either (i) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury bill with a remaining maturity closest to the length of such rate period, as quoted in THE WALL STREET JOURNAL on such date for the business day next preceding such date; or (ii) in the event that any such rate is not published in THE WALL STREET JOURNAL, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury bill with a remaining maturity closest to the length of such rate period, as determined by bid price quotations as of the close of business on the business day immediately preceding such date obtained by the auction agent.

The "Treasury Note Rate" on any date for any rate period, shall mean (i) the yield on the most recently auctioned Treasury note with a remaining maturity closest to the length of such rate period, as quoted in THE WALL STREET JOURNAL on such date for the business day next preceding such date; or (ii) in the event that any such rate is not published in THE WALL STREET JOURNAL, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury note with a remaining maturity closest to the length of such rate period, as determined by bid price quotations as of the close of business on the business day immediately preceding such date obtained by the auction agent.

If all the shares of a series are subject to hold orders and the Fund has notified the auction agent of its intent to allocate to a series of AMPS any net capital gains or other income taxable for federal income tax purposes ("Taxable Income"), the applicable rate for the series of AMPS for the applicable rate period will be (i) if the Taxable Yield Rate (as defined below) is greater than the Benchmark Rate, then the Benchmark Rate, or (ii) if the Taxable Yield Rate is less than or equal to the Benchmark Rate, then the rate equal to the sum of (x) the amount determined as set forth above, and (y) the product of the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate applicable to ordinary income, whichever is greater, multiplied by the Taxable Yield Rate.






The "Taxable Yield Rate" is the rate determined by (i) dividing the amount of Taxable Income available for distribution on each share of AMPS in the affected series by the number of days in the dividend period in respect of which the Taxable Income is contemplate to be distributed, (ii) multiplying the amount determined in (i) by 365 (in the case of a dividend period of 7 days) or 360 (in the case of any other dividend period), and (iii) dividing the amount determined in (ii) by $25,000.


The auction procedures include a pro rata allocation of shares for purchase and sale, which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of shares of a series that is different than the number of shares of such series specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.


Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their Agent Members in same-day funds to DTC against delivery to their respective agent members. DTC will make payment to the sellers' agent members in accordance with DTC's normal procedures, which now provide for payment against delivery by their agent members in same-day funds.

The auctions for Series A AMPS will normally be held every fourth Thursday, and each subsequent rate period will normally begin on the following Friday. The auctions for Series B AMPS will normally be held every Wednesday, and each subsequent rate period will normally begin on the following Thursday.

Whenever the Fund intends to include any net capital gains or other income taxable for federal income tax purposes in any dividend on AMPS, the Fund may notify the auction agent of the amount to be so included not later than the dividend payment date before the auction date. Whenever the auction agent receives such notice from the Fund, it will be required in turn to notify each Broker-Dealer, who, on or prior to such auction date, will be required to notify its customers who are beneficial owners and potential holders believed by it to be interested in submitting an order in the auction to be held on such auction date. In the event of such notice, the Fund will not be required to pay an Additional Dividend with respect to such dividend.


SECONDARY MARKET TRADING AND TRANSFER OF AMPS


The Broker-Dealers are expected to maintain a secondary trading market in AMPS outside of auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that any secondary trading market in AMPS will provide owners with liquidity of investment. The AMPS are not registered on any stock exchange or on The Nasdaq Stock Market.


A beneficial owner or an existing holder may sell, transfer or otherwise dispose of AMPS only in whole shares and only:

          - pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

          -       to a Broker-Dealer; or

          -       to such other persons as may be permitted by the Fund;


provided, however, that:


          - a sale, transfer or other disposition of AMPS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition if such Broker-Dealer remains the existing holder of the shares; and

          - in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom such transfer is made will advise the auction agent of such transfer.


                                      TAXES

FEDERAL INCOME TAX MATTERS


The following federal income tax discussion is based on the advice of Ropes & Gray, counsel to the Fund, and reflects provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing Treasury regulations, rulings published by the Service and other applicable authority, as of the date of this Prospectus. These authorities are subject to change by legislative or administrative action. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state and local taxes.


The Fund intends to qualify each year for taxation as a regulated investment company eligible for treatment under the provisions of Subchapter M of the Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions.


To satisfy the distribution requirement applicable to regulated investment companies, amounts paid as dividends by the Fund to its shareholders, including holders of its Series A AMPS and Series B AMPS, must qualify for the dividends-paid deduction. In certain circumstances, the Service could take the position that dividends paid on Series A AMPS and Series B AMPS constitute preferential dividends under Section 562(c) of the Code, and thus do not qualify for the dividends-paid deduction.

If at any time when Series A AMPS and Series B AMPS are outstanding the Fund does not meet applicable asset coverage requirements, it will be required to suspend distributions to common shareholders until the requisite asset coverage is restored. Any such suspension may cause the Fund to pay a 4% federal excise tax (imposed on regulated investment companies that fail to distribute for a given calendar year, generally, at least 98% of their net investment income and capital gain net income) and income tax on undistributed income or gains, and may, in certain circumstances, prevent the Fund from qualifying for treatment as a regulated investment company. The Fund may redeem Series A AMPS and Series B AMPS in an effort to comply with the distribution requirement applicable to regulated investment companies and to avoid income and excise taxes.

The Fund expects that substantially all of the Fund's dividends to common shareholders and preferred shareholders will qualify as "exempt-interest dividends," which are not generally subject to regular federal income tax. Some or all of an exempt-interest dividend, however, may be subject to AMT imposed on a shareholder. Different AMT rules apply to individuals and to corporations. If you are, or as a result of an investment in the Fund would become, subject to the federal alternative minimum tax, the Fund may not be a suitable investment for you.

The Service has taken the position in a published ruling that the Fund is required for each taxable year to allocate net capital gain and other income subject to regular federal income tax, if any, proportionately between and among its common shares and preferred shares, including the Series A AMPS and Series B AMPS, in accordance with the percentage of total Fund distributions received by each such class of shares with respect to such year. As described above in the section entitled "Description of AMPS--Dividends and Dividend Periods--Additional Dividends," if the Fund makes a Retroactive Taxable Allocation, in certain circumstances, it will pay Additional Dividends to the holders of the AMPS. There are other circumstances where, even if it is determined after the payment of a dividend that a portion of that dividend was subject to federal income tax, the Fund will not be required to pay any additional amount to holders of AMPS to compensate for any tax payable on the dividend.

The federal income tax consequences of Additional Dividends under existing law are uncertain. For example, it is unclear how Additional Dividends will be treated under the rules in Subchapter M of the Code applicable to dividends paid following the close of a taxable year in respect of a prior year's income. The Fund intends to treat such Additional Dividends as paid during such prior taxable year for purposes of the rules governing the Fund's treatment of such dividends and to treat a holder as receiving a dividend distribution in the amount of any Additional Dividend only as and when such Additional Dividend is paid.

Existing authorities do not specifically address whether dividends (including possible Additional Dividends) that are paid following the close of a taxable year, but that are treated for tax purposes as derived from the income of such prior taxable year, are treated as dividends paid during such prior taxable year for purposes of determining each class's proportionate share of a particular type of income. The Fund currently intends to treat such dividends as having been paid in the prior taxable year for purposes of determining each class's proportionate share of a particular type of income with respect to such prior taxable year. Existing authorities also do not specifically address the allocation of taxable income among the dividends paid to holders of a class of shares during or with respect to a taxable year. It is possible that the Service could disagree with the Fund's position concerning the treatment of dividends paid after the close of a taxable year or with the Fund's method of allocation, in which case the Service could attempt to recharacterize a portion of the dividends paid to the holders of Series A AMPS and Series B AMPS, and designated by the Fund as exempt-interest dividends as consisting instead of capital gains or other taxable income. If the Service were to prevail with respect to any such attempted recharacterization, holders of Series A AMPS and Series B AMPS could be subject to tax on amounts so recharacterized and the Fund could be subject to federal income and excise tax. In such event, no additional amounts (including Additional Dividends) would be paid by the Fund with respect to dividends so recharacterized to compensate for any additional tax owed by holders of Series A AMPS and Series B AMPS.

If, in connection with the designation of a Special Rate Period, (i) the Fund provides that the Fund may redeem all or part of a series of AMPS and that upon such redemption the holders of that series of AMPS may receive a premium in addition to receipt of a redemption price per share equal to the sum of $25,000 plus an amount equal to the accumulated but unpaid dividends thereon during the whole or any part of the Special Rate Period, (ii) based on all the facts and circumstances at the time of the designation of the Special Rate Period the Fund is more likely than not to redeem such series of AMPS during the Special Rate Period, and (iii) the premium to be paid upon redemptiuon during such Special Rate Period exceeds a specified de minimis amount, it is possible that the holders of such series will be required to accrue the premium as a dividend (to the extent of the Fund's earnings and profits).

The Fund will generally designate Additional Dividends as exempt-interest dividends to the extent it determines such designation is consistent with its allocation principles, as described in "Description of AMPS--Dividends and Rate Periods--Additional Dividends." Nevertheless, a portion or all of an Additional Dividend could be taxable either in the taxable year in which the dividend or dividends to which the Additional Dividend relates were paid or in the taxable year in which the Additional Dividend is paid. The Fund will not be required to pay any additional amount to holders of AMPS if it is determined that its treatment of Additional Dividends was improper.


The Fund may at times buy tax-exempt investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in the Fund's ordinary income and will be taxable to shareholders as such when such income is distributed. The Fund's investments in these and certain other debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


For federal income tax purposes, distributions of investment income other than exempt-interest dividends are taxable as ordinary income. Generally, gains realized by the Fund on the sale or exchange of investments will be taxable to its shareholders, even though interest income from such investments generally will be tax-exempt. Whether distributions of capital gains are taxed as ordinary income or net capital gains is determined by how long the Fund owned the investments that generated such capital gains, rather than how long a shareholder has owned his or her shares. Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions of gains from the sale of investments that the Fund owned for more than one year will be taxable as net capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions of capital gains and of investment income other than exempt-interest dividends are taxable whether shareholders receive them in cash or reinvest them in additional shares. See "Description of Capital Stock--Dividend Reinvestment Plan."

The sale, exchange or redemption of Fund shares may give rise to gain or loss. Any gain resulting from the sale or exchange of Fund shares will generally also be subject to tax. In addition, the exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local taxing authority. You should consult your tax advisor for more information on your own tax situation, including possible state and local taxes.

The SAI contains a more detailed summary of the federal tax rules that apply to the Fund and its shareholders. Legislative, judicial or administrative action may change the tax rules that apply to the Fund or its shareholders, and any such change may be retroactive. You should consult with your tax advisor about federal income tax matters.


STATE AND LOCAL TAX MATTERS


While exempt-interest dividends are exempt from regular federal income tax, they may not be exempt from state or local income or other taxes. Some states exempt from state income tax that portion of any exempt-interest dividend that is derived from interest that a regulated investment company receives on its holdings of securities of those states and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income the Fund earned during the preceding year on tax-exempt obligations and the Fund will indicate, on a state-by-state basis, the source of this income. You should consult with your tax advisor about state and local tax matters.


                        DETERMINATION OF NET ASSET VALUE

The Fund calculates the net asset value of a share at least weekly by dividing the total value of its assets, less liabilities and the net assets allocated to the preferred shares, by the number of its shares outstanding. The Fund's shares are valued as of the close of regular trading on the NYSE each day the exchange is open.

Securities for which market quotations are readily available are valued at market values. Short-term investments that have remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.


                           REPURCHASE OF COMMON SHARES

Because the Fund is a closed-end investment company, shareholders of the Fund do not, and will not, have the right to redeem their shares. The Fund, however, may repurchase its shares from time to time in open-market or private transactions when it can do so at prices below the current net asset value per share and on terms that represent a favorable investment opportunity. The Fund currently is authorized to make periodic repurchases of shares in open-market transactions at times when discount levels make such purchases an attractive investment, although the Fund has not recently done so nor has any current plan to do so.

Common shares of the Fund trade in the open market at a price which will be a function of several factors, including yield and net asset value of the shares and the extent of market activity. Shares of closed-end investment companies frequently trade at a discount from net asset value, but in some cases trade at a premium. If the Fund were to repurchase its shares at a price below their net asset value, the net asset value of those shares that remain outstanding will be increased, but this does not necessarily mean that the market price of those outstanding shares will be affected either positively or negatively.

                          DESCRIPTION OF CAPITAL STOCK

COMMON SHARES


GENERAL. The outstanding common shares of the Fund are fully paid and nonassessable by the Fund. The outstanding common shares of the Fund have no preemptive, conversion, exchange or redemption rights. Each common share of the Fund has one vote, with fractional shares voting proportionately, and is freely transferable. Common shares of the Fund are traded on the NYSE, with an average weekly trading volume for the year ended December 31, 2000 of 93,378 shares.

DIVIDENDS AND DISTRIBUTIONS. The Fund has a policy to make monthly distributions to common shareholders from net investment income. Monthly distributions to common shareholders consist of the net investment income of the Fund remaining after the payment of dividends on the preferred shares.

Net investment income of the Fund consists of all interest and other income (excluding capital gains and losses) accrued on portfolio assets, less all expenses of the Fund allocable thereto. Income and expenses of the Fund are accrued each day. Amounts which economically represent the excess of realized capital gains over realized capital losses, if any, are distributed to common shareholders at least annually to the extent not necessary to pay dividends (including Additional Dividends) on or to meet the liquidation preference of the preferred shares. However, for federal income tax purposes, the common shareholders and the preferred shareholders are treated as receiving their proportionate share of the excess of the Fund's realized capital gains over realized capital losses, based upon the percentage of total dividends paid by the Fund for the year that is received by each class.

To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time pay out less than the entire amount of available net investment income to common shareholders earned in any particular period. Any such amount retained by the Fund would be available to stabilize future distributions. As a result, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income actually earned by the Fund during such period. For information concerning the tax treatment of distributions to common shareholders, see the discussion under "Taxes" above. The Fund intends, however, to make such distributions as are necessary to maintain qualification as a regulated investment company.

DIVIDEND REINVESTMENT PLAN. The Fund has adopted a dividend reinvestment plan (the "Plan") pursuant to which each registered common shareholder may have all income dividends and distributions of capital gains automatically reinvested by Investors Bank and Trust Company, 200 Clarendon St., Boston, MA (617-330-6700) (the "Plan Agent"), as agent for shareholders, in additional shares of the Fund. Common shareholders who do not participate in a Plan receive all distributions in cash paid by check mailed directly to the shareholder by the Plan Agent as dividend disbursing agent. Shareholders are automatically enrolled in the Plan and must elect not to participate in the Plan.

If the Trustees of the Fund declare a dividend or determine to make a capital gain distribution payable either in shares of the Fund or in cash, nonparticipants in the Fund's Plan receive cash and participants in the Plan receive the equivalent in shares of the Fund.

Under the Plan, the Plan Agent, as agent for the participants, receives all distributions by the Fund of net investment income or capital gains and uses them to purchase common shares in the open market for the participants' account. The prices at which the Plan Agent reinvests distributions may be higher or lower than the net asset value per common share of the Fund at the time of the reinvestment. The Fund does not issue any new common shares in connection with its Plan.


Participants in a Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from a Plan or upon termination of a Plan as provided below, certificates for whole shares credited to his or her account under the Plan are issued and a cash payment is made for any fraction of a share credited to such account.


Each participant bears a proportionate share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gain distributions. In each case, the cost per share of shares purchased for each participant's account is the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by a fund.


The automatic reinvestment of dividends and distributions does not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends or distributions.


OTHER INFORMATION. The Fund has no present intention of offering any additional shares other than AMPS as described herein. Any additional offerings of shares, if made, will require approval by the Fund's Trustees. Any additional offering of common shares will be subject to the requirements of the 1940 Act that common shares may not be issued at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing shareholders or with the consent of a majority of the Fund's common shareholders.

So long as any AMPS or any other preferred shares of the Fund are outstanding, holders of common shares of the Fund will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on outstanding preferred shares (including the AMPS) have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to such preferred shares would be at least 200% after giving effect to such distributions. See "Description of AMPS--Dividends and Dividend Periods" for other restrictions on dividends to holders of common shares which will be applicable for so long as any preferred shares of the Fund are outstanding.


The common shares have traded on the NYSE since November 19, 1992 under the symbol PMG.


At September 30, 2001, there were 17,242,049 common shares of the Fund issued and outstanding, and the net asset value per common share was $13.46 and the closing price per common share on the NYSE was $12.18.


PREFERRED SHARES


EXISTING PREFERRED SHARES. The Bylaws of the Fund authorize the issuance of up to 1,460 Existing Preferred Shares, and the shareholders of the Fund have authorized the Additional Preferred Shares. The Fund currently has outstanding three series of Existing Preferred Shares: 630 Series A RP, 630 Series B RP and 200 Municipal Income Preferred Shares. The Bylaws of the Fund prohibit the Fund from offering additional preferred shares on parity with or having priority on liquidation over the Fund's Existing Preferred Shares without the approval of a majority of the Fund's Existing Preferred Shares.

All Existing Preferred Shares of the Fund have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). All Existing Preferred Shares are fully paid and nonassessable and not convertible into common shares. Further, such Existing Preferred Shares do not have any preemptive rights. The Existing Preferred Shares are not subject to any sinking fund, but are redeemable under certain circumstances.

The Bylaws of the Fund provide generally that holders of Existing Preferred Shares will be entitled to receive, when, as and if declared by the Fund, cumulative cash dividends for each rate period (generally 28 days, although the Fund may, subject to certain conditions, designate a special rate period of up to five years) at an annual rate set by the Fund's remarketing agent in accordance with the remarketing procedures set forth in the Fund's Bylaws. The holder of an Existing Preferred Share may elect, by notice to the Fund's remarketing agent, to tender such share in any remarketing or to hold such share for the next rate period. The dividend rate applicable to a rate period for the Existing Preferred Shares is the rate that the Fund's remarketing agent determines is the lowest rate that will enable it to remarket, on behalf of the holders of the Existing Preferred Shares, all preferred shares tendered in such remarketing. This dividend rate is subject to a maximum rate based on the credit rating assigned to such preferred shares and an applicable reference rate (the maximum rate is increased for periods during which the Fund has failed to make dividend payments on preferred shares when due). If the Fund includes any income subject to regular federal income tax in a dividend on the Existing Preferred Shares, it will generally be required to pay additional dividends on such preferred shares in an amount that approximates the related regular federal income tax effects. The Existing Preferred Shares are generally held only in book entry form through DTC; transfers of beneficial ownership of Existing Preferred Shares will be recorded only in accordance with the procedures of the Fund's paying agent.

The Existing Preferred Shares are subject to mandatory redemption in the event the Fund should fail to meet the asset coverage requirements imposed by the 1940 Act or by the agencies rating the Existing Preferred Shares, and, subject to certain conditions (including the condition that the Fund be current in the payment of dividends on all preferred shares), to redemption at the option of the Fund, at a price equal to the applicable liquidation preference (plus any applicable premium, if the Fund has designated a premium call period).

The Bylaws require that the holders of the Existing Preferred Shares, voting as a separate class, have the right to elect at least two Trustees at all times and to elect a majority of the Trustees at any time two years' dividends on the Existing Preferred Shares are unpaid. The holders of the Existing Preferred Shares will vote as a separate class on certain other matters as required by Bylaws, the 1940 Act and Massachusetts law. Except as expressly required by applicable law or expressly set forth in the Fund's Agreement and Declaration of Trust and Bylaws, each holder of Existing Preferred Shares and each holder of common shares of the Fund shall be entitled to one vote for each held on each matter submitted to a vote of shareholders of the Fund, and the holders of Existing Preferred Shares and of common shares shall vote together as a single class. The Agreement and Declaration of Trust and Bylaws of the Fund may be amended without the consent of holders of a majority of the Existing Preferred Shares only in a manner that would not materially and adversely affect its holders of Existing Preferred Shares.

AMPS. The Trustees of the Fund have authorized, subject to the redemption of all of the Existing Preferred Shares, 5,320 AMPS, without par value, with a liquidation preference of $25,000 per share plus accumulated but unpaid dividends, if any (whether or not earned or declared). The AMPS will be divided into 2,920 Series A AMPS and 2,400 Series B AMPS. The Series B AMPS are being issued as the Additional Preferred Shares. See "Description of AMPS" and "Description of Capital Stock--Preferred Shares--Existing Preferred Shares."

                            CERTAIN PROVISIONS OF THE
                       AGREEMENT AND DECLARATION OF TRUST

The Fund's Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, or to cause it to engage in certain transactions or to modify its structure. The affirmative vote of at least two-thirds of the outstanding common and preferred shares, each voting as a separate class, of the Fund is required to authorize any of the following actions: (1) merger or consolidation of the Fund, (2) sale of all or substantially all of the assets of the Fund, (3) conversion of the Fund to an open-end investment company, or (4) amendment of the Agreement and Declaration of Trust to reduce the two-thirds vote required to authorize the actions in (1) through (3) above unless with respect to any of the foregoing such action has been authorized by the affirmative vote of two-thirds of the total number of Trustees, in which case the affirmative vote of a majority of the shares entitled to vote is required.

The Trustees have determined that the two-thirds voting requirements described above, which are greater than the minimum requirements under the 1940 Act, are in the best interests of the Fund and its shareholders generally. Reference is made to the Agreement and Declaration of Trust of the Fund, on file with the SEC, for the full text of these provisions. These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction and may have the net effect of inhibiting the Fund's conversion to open-end status.

                                  UNDERWRITING


Subject to the terms and conditions of the purchase agreement dated the date hereof, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of AMPS set forth opposite the name of such underwriter.



                                                                           NUMBER
                                                                          OF SHARES
                                                                          ---------
                  U.S. UNDERWRITER                       SERIES A AMPS                 SERIES B AMPS
                  ----------------                       -------------                 -------------
    Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated

    A.G. Edwards & Sons, Inc.

    Salomon Smith Barney Inc.

                                                    ------------------------      ------------------------
                 Total
                                                    ========================      ========================



The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the AMPS if they purchase any of the shares. In the purchase agreement, the Fund and the Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, or to contribute payments the underwriters may be required to make for any of those liabilities.

The underwriters propose to initially offer some of the AMPS directly to the public at the public offering price set forth on the cover page of this prospectus and some of the AMPS to certain dealers at the public offering price less a concession not in excess of $___ per share. The underwriting discount the Fund will allow is equal to 1% of the initial offering price of the Series B AMPS. The underwriters may allow, and such dealers may reallow, a concession not in excess of $__ per share on sales to certain other dealers. After the initial public offering, the underwriters may change the public offering price and the concession. Investors must pay for any shares purchased in the initial public offering on or before __ 2001.

The underwriters will not receive compensation with respect to the Series A
AMPS.

The Fund anticipates that the underwriters may from time to time act as broker or dealer in executing the Fund's portfolio transactions after they have ceased to be underwriters. The underwriters are an active underwriter of, and dealer in, securities and acts as a market maker in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

The Fund anticipates that their affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under "The Auction." Each of the underwriters and its affiliates may engage in transactions with, and perform services for, the Fund in the ordinary course of business.

The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is Four World Financial Center, New York, New York 10013. The principal business address of A.G. Edwards & Sons, Inc. is One North Jefferson Street, St. Louis, Missouri 63103. The principal business address of Salomon Smith Barney Inc. is 388 Greenwich Street, New York, New York 10013.

The settlement date for the purchase of the AMPS will be _____________, 2001, as agreed upon by the underwriters, the Fund and Putnam Management pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.

                   CUSTODIAN AND TRANSFER AGENT; AUCTION AGENT

Putnam Fiduciary Trust Company, One Post Office Square, Boston, Massachusetts 02109, is the custodian of the Fund. Deutsche Bank Group, 4 Albany Street, New York, New York 10006, will be the transfer agent and auction agent for the AMPS. Putnam Investor Services, P.O. Box 41203, Providence, Rhode Island 02940-1203, a division of Putnam Fiduciary Trust Company, is the investor servicing, transfer and dividend disbursing agent for the common shares of the Fund.


                                 LEGAL OPINIONS

Certain legal matters in connection with the AMPS offered hereby will be passed upon for the Fund by Ropes & Gray, Boston, Massachusetts, and for the Underwriters by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York.




                             REPORTS TO SHAREHOLDERS

The Fund sends unaudited semiannual reports and audited annual reports, including a list of investments held, to shareholders.

                              AVAILABLE INFORMATION


The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith is required to file reports, proxy statements and other information with the SEC. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and its Chicago Regional Office, Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.


Additional information regarding the Fund and the AMPS is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the SEC. This Prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC. The SEC maintains a Web site (http://www.sec.gov) that contains the Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934.

                            TABLE OF CONTENTS FOR THE
                       STATEMENT OF ADDITIONAL INFORMATION


                                                                         PAGE
                                                                         ----
Charges and Expenses                                                      S-2
Investment Objective and Policies                                         S-4
Management of the Fund                                                   S-20
Portfolio Transactions and Brokerage                                     S-24
Additional Information Concerning the Auctions for AMPS                  S-27
Tax Matters                                                              S-28
Additional Information                                                   S-32
Independent Accountants and Financial Statements                         S-33
Financial Statements for Putnam Investment Grade Municipal Trust III     S-34
Appendix A-1 - Bylaws                                                     A-1
Appendix B-1 - Securities Ratings                                         B-1

                                   APPENDIX A


                         TAXABLE EQUIVALENT YIELD TABLE






         The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the Trust with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields and tax rates:

                    2001 Federal Taxable vs. Tax-Free Yields



   FEDERAL TAX                                 ESTIMATED RETURN ON MUNICIPAL INVESTMENT
     BRACKET
                        1.50%            2.00%           2.50%            3.00%            3.50%           4.00%
                   ---------------- ---------------- --------------- ---------------- ---------------- ---------------
      15.0%             1.76%            2.35%           2.94%            3.53%            4.12%           4.71%
      27.5%             2.07%            2.76%           3.45%            4.14%            4.83%           5.52%
      30.5%             2.16%            2.88%           3.60%            4.32%            5.04%           5.76%
      35.5%             2.33%            3.10%           3.88%            4.65%            5.43%           6.20%
      39.1%             2.46%            3.28%           4.11%            4.93%            5.75%           6.57%

                                  $133,000,000

                           PUTNAM MUNICIPAL BOND FUND

               AUCTION RATE MUNICIPAL PREFERRED SHARES ("AMPSSM")
        2,920 SHARES SERIES A                      2,400 SHARES SERIES B
                    LIQUIDATION PREFERENCE $25,000 PER SHARE




                                   PROSPECTUS




                               MERRILL LYNCH & CO.

                            A.G. EDWARDS & SONS, INC.

                              SALOMON SMITH BARNEY




                                OCTOBER __, 2001

--------------------------------------------------------------------------------
The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where such offer or sale is not permitted.
--------------------------------------------------------------------------------

                           PUTNAM MUNICIPAL BOND FUND

                       STATEMENT OF ADDITIONAL INFORMATION


Putnam Municipal Bond Fund (the "Fund") is a closed-end, diversified management investment company. Prior to July 23, 2001, the name of the Fund was Putnam Investment Grade Municipal Trust II. This Statement of Additional Information ("SAI") relating to AMPS does not constitute a prospectus, but should be read in conjunction with the prospectus relating hereto dated _______, 2001 (the "Prospectus"). This SAI does not include all information that a prospective investor should consider before purchasing AMPS, and investors should obtain and read the Prospectus prior to purchasing such shares. For a free copy of the Fund's most recent annual report or Prospectus, call Putnam Investor Services at 1-800-225-1581 or write Putnam Investor Services, mailing address: P.O. Box 41203, Providence, Rhode Island 02940-1203. You may also obtain a copy of the Fund' most recent annual report or Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus or the Bylaws attached to this SAI as Appendix A.


                                TABLE OF CONTENTS


                                                                          PAGE

Charges and Expenses...................................................    S-2
Investment Objective and Policies......................................    S-4
Management of the Fund.................................................   S-20
Portfolio Transactions and Brokerage...................................   S-24
Additional Information Concerning the Auctions for AMPS................   S-26
Tax Matters............................................................   S-28
Additional Information.................................................   S-32
Independent Accountants and Financial Statements.......................   S-32
Financial Statements for Putnam Investment Grade Municipal Trust III...   S-34
Appendix A-1 - Bylaws..................................................    A-1
Appendix B-1 - Securities Ratings......................................    B-1


                      This SAI is dated _________, 2001.

                              CHARGES AND EXPENSES


MANAGEMENT FEES.

For the past three fiscal years, pursuant to its management and administrative services contracts, the Fund incurred the following fees:

---------------------------------------------------------------------------------
                                                        Reflecting a reduction
                                                        in the amounts pursuant
        Fiscal year            Management fee paid     to an expense limitation
---------------------------------------------------------------------------------
           2001                     $1,653,669                   $ --
           2000                     $1,649,027                   $ --
           1999                     $1,760,226                   $ --
---------------------------------------------------------------------------------

BROKERAGE COMMISSIONS.

The following table shows brokerage commissions paid during the fiscal periods indicated:


---------------------------------------------------------------------------------
              Fiscal year                         Brokerage Commissions
---------------------------------------------------------------------------------
                  2001                                   $3,688
                  2000                                   $7,704
                  1999                                   $6,370
---------------------------------------------------------------------------------

ADMINISTRATIVE EXPENSE REIMBURSEMENT.

The Fund reimbursed Putnam Investment Management, LLC ("Putnam Management") for administrative services during fiscal 2001, including compensation of certain Fund officers and contributions to the Putnam Investments, Inc. Profit Sharing Retirement Plan for their benefit, as follows:

---------------------------------------------------------------------------------
          Total Reimbursement              Portion of Total Reimbursement for
                                             Compensation and Contributions
---------------------------------------------------------------------------------
                 $5,916                                  $4,941
---------------------------------------------------------------------------------


TRUSTEE RESPONSIBILITIES AND FEES.


The Trustees are responsible for generally overseeing the conduct of Fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the Fund's other affairs and business.


Each Trustee receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Trustees meet monthly over a two-day period, except in August. The Board Policy Committee, which consists solely of Trustees not affiliated with Putnam Management and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the Fund for fiscal 2000 and the fees paid to each Trustee by all of the Putnam funds during calendar year 2000:

-----------------------------------------------------------------------------
                          AGGREGATE      PENSION      ESTIMATED         TOTAL
                       COMPENSATION           OR         ANNUAL  COMPENSATION
                           FROM THE   RETIREMENT       BENEFITS      FROM ALL
                             FUND(1)    BENEFITS       FROM ALL        PUTNAM
                                         ACCRUED   PUTNAM FUNDS       FUNDS(3)
                                         AS PART           UPON
                                         OF FUND  RETIREMENT(2)
        TRUSTEES/YEAR                   EXPENSES
-----------------------------------------------------------------------------
Jameson A. Baxter/1994          $656        $127     $100,000   $200,000(4)
Charles B. Curtis/2001(10)        --          --      100,000       --
Hans H. Estin/1972(9)            658         296      100,000    200,500
John A. Hill/1985(5)(8)          693         149      200,000    269,000(4)
Ronald J. Jackson/1996           656         160      100,000    200,000(4)
Paul L. Joskow/1997              656          58      100,000    200,000(4)
Elizabeth T. Kennan/1992         655         189      100,000    199,500
Lawrence J. Lasser/1992(7)       359         144       92,500    107,000
John H. Mullin, III/1997         653          88      100,000    199,000(4)
Robert E. Patterson/1984         656         100      100,000    200,000
William F. Pounds/1971(5)(6)     370         335      111,000    127,000
George Putnam/1957(6)            356         296       92,834    107,000
George Putnam, III/1984(8)       671          68      150,000    225,000
A.J.C. Smith/1986(7)             355         213       91,833    106,000
W. Thomas Stephens/1997          652          82      100,000    198,500(4)
W. Nicholas Thorndike/1992       647         265      100,000    197,000
-----------------------------------------------------------------------------


(1) Includes an annual retainer and an attendance fee for each meeting attended.
(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2000.
(3)  As of December 31, 2000, there were 124 funds in the Putnam family.
(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.
(5)  Includes additional compensation for services through June 30, 2000.
(6) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2000.

(7) Commencing July 1, 2000, Marsh & McLennan Companies, Inc., compensates Mr. Lasser and Mr. Smith for their services as Trustees. The estimated annual retirement benefits and related Fund expenses shown in this table for Messrs. Lasser and Smith reflect benefits earned under the Fund's retirement plan prior to that date.

(8)  Includes additional compensation for services commencing July 1, 2000.
(9) Reflects retirement from the Board of Trustees of the Putnam Funds on June 30, 2001.
(10) Elected by the Board of Trustees as a Trustee effective July 1, 2001.



Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the Fund is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan, assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.



The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment.



For additional information concerning the Trustees, see "Management of the Fund" below.

SHARE OWNERSHIP.

As of September 30, 2001, the officers and Trustees of the Fund as a group owned less than 1% of the outstanding shares of the Fund and, except as noted below, no person owned of record or to the knowledge of the Fund beneficially 5% or more of any class of shares of the Fund:

          SHAREHOLDER NAME AND ADDRESS                   PERCENTAGE OWNED
Cede & Co., 20 Bowling Green, New York, NY 10004            92.10%


INVESTOR SERVICING AND CUSTODY FEES AND EXPENSES.

During the 2001 fiscal year, the Fund incurred $186,315 in fees and out-of-pocket expenses for investor servicing and custody services provided by Putnam Fiduciary Trust Company.

                        INVESTMENT OBJECTIVE AND POLICIES

In addition to the investment strategies and risks described in the Prospectus, the Fund may employ other investment practices and may be subject to other risks, which are described below. Certain investment strategies and risks that are described briefly in the Prospectus are described in greater detail below.


The Fund pursues its objective by investing primarily in a diversified portfolio of investment grade tax-exempt securities that Putnam Management believes does not involve undue risk to income or principal. Investment grade tax-exempt securities are rated BBB or higher by Standard & Poor's Rating Group ("S&P") or Fitch IBCA, Inc. ("Fitch") or Baa or higher by Moody's Investors Service, Inc. ("Moody's") (or equivalently rated by another nationally recognized rating service) in the case of long-term obligations, and have equivalent ratings in the case of short-term obligations. The Fund may also invest up to 20% of its total assets in securities rated at least B by a rating agency and unrated securities determined by Putnam Management at the time of investment to be of comparable quality.



As a non-fundamental policy that may be changed by approval of the Trustees, the Fund may invest up to 40% of its total assets in tax-exempt securities the interest on which is subject to the federal alternative minimum tax ("AMT"), and as a result, a portion of the Fund's distributions may be taxable to certain common shareholders. All or a portion of the Fund's distributions may be subject to state and local taxation.


TAX-EXEMPT SECURITIES.


"Tax-exempt securities" are obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities, is at the time of issuance not includable in gross income for federal income tax purposes. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which tax-exempt securities may be issued include the refunding of outstanding obligations or the payment of general operating expenses. Under normal market conditions, at least 80% of the Fund's assets will be invested in tax-exempt securities. The foregoing is a fundamental policy and cannot be changed without shareholder approval. However, the Fund may invest a portion of its assets in tax-exempt securities that pay interest that is subject to the AMT for individuals. Such investments are treated as tax-exempt securities for the purpose of the 80% test. Investors should consider the possible effect of the AMT on an investment in the Fund. The suitability of the Fund for investors who may be (or may become as a result of investment in the Fund) subject to the AMT will depend upon a comparison of the yield likely to be provided from the Fund with the yield from comparable tax-exempt investments not subject to the AMT with the yield from comparable fully taxable investments, in light of each such investor's tax position. Subject to certain limitations, the Fund may engage in certain hedging transactions involving the use of futures contracts, options on futures contracts, and options on indices of fixed income securities and on U.S. Government securities. Such hedging transactions may give rise to taxable gains.



Tax-exempt securities include long-term obligations, often called bonds, as well as short-term notes, participation certificates, municipal leases, and tax-exempt commercial paper. The Fund may also invest in securities representing interests in tax-exempt securities, known as "inverse floating obligations" or "residual interest bonds," paying interest rates that vary inversely to changes in the interest rates of specified short-term tax-exempt securities or an index of short-term tax-exempt securities. The interest rates on inverse floating obligations or residual interest bonds will typically decline as short-term market interest rates increase and increase as short-term market rates decline. Such securities have the effect of providing a degree of investment leverage, since they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate tax-exempt securities of comparable maturity and credit quality increase or decrease in response to such changes. As a result, the market values of inverse floating obligations and residual interest bonds will generally be more volatile than the market values of fixed-rate tax-exempt securities of comparable maturity and credit quality.


Short-term tax-exempt securities are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes. In addition, certain types of "private activity" bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or by public authorities on behalf of private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term tax-exempt securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and state personal income tax in the state of issuance (such interest may, however, be subject to the AMT). Other types of private activity bonds issued for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute tax-exempt securities, although the current federal tax laws place substantial limitations on the size of such issues.


Long-term tax-exempt securities generally provide a higher yield than short-term tax-exempt securities of comparable quality, and therefore the Fund invests primarily in long-term tax-exempt securities. The Fund may, however, be primarily invested in short-term tax-exempt securities when yields on such securities are greater than yields available on long-term tax-exempt securities, to stabilize net asset value and for temporary defensive purposes.


The two principal classifications of tax-exempt bonds are "general obligation" bonds and "revenue" or "special obligation" bonds, which include "industrial revenue bonds" and "private activity bonds." General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of interest and the repayment of principal and, accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer's maintenance of its tax base. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source such as from the users of the facility being financed; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source. Although the ratings of S&P, Fitch or Moody's of the tax-exempt securities in the Fund's portfolio are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of S&P, Fitch or Moody's, as the case may be, at the time of issuance of the rating, of the issuer's ability or the economic viability of the special revenue source with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although Putnam Management will monitor the investment to determine whether continued investment in the security is consistent with the Fund's investment objective. The rating services undertake no obligation to update their ratings of securities.



Also included within the general category of tax-exempt securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Some municipal leases and participation certificates may not be readily marketable.


Tax-exempt securities may have fixed or variable interest rates. The Fund may purchase floating and variable rate demand notes, which are securities normally having a stated maturity in excess of one year, but which permit the holder to tender the notes for purchase at the principal amount thereof. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted periodically based on changes in such lending rate. The interest rate on a variable rate demand note is adjusted at specified intervals. There generally is no secondary market for these notes, although they generally may be tendered for redemption at face value.


When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities. A stand-by commitment may be considered a security independent of the tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time. The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. The Fund does not expect to assign any value to stand-by commitments.


The yields on tax-exempt securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the tax-exempt security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the tax-exempt securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, tax-exempt securities with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of tax-exempt securities or changes in the investment objectives of investors. Subsequent to purchase by the Fund, an issue of tax-exempt securities or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the elimination of an investment from the Fund's portfolio, but Putnam Management will consider such an event in its determination of whether the Fund should continue to hold an investment in its portfolio.



The Fund does not currently intend to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by the Fund.






Securities in which the Fund may invest, including tax-exempt securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their tax-exempt securities may be materially affected.



From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially private activity bonds. Such limits may affect the future supply and yields of these types of tax-exempt securities. Further proposals limiting the issuance of tax-exempt securities may well be introduced in the future. If it appeared that the availability of tax-exempt securities for investment by the Fund and the value of the Fund's portfolio could be materially affected by such changes in law, the Trustees would reevaluate the Fund's investment objective and policies and consider changes in the structure of the Fund or its dissolution.

SELECTION OF INVESTMENTS. Putnam Management will buy and sell securities for the Fund's portfolio with a view to seeking a high level of current income exempt from federal income tax and will select securities constituting a portfolio that Putnam Management believes does not involve undue risk to income or principal considered in relation to the particular investment policies of the Fund. As a result, the Fund will not necessarily invest in the highest yielding tax-exempt securities permitted by its investment policies if Putnam Management determines that market risks or credit risks associated with such investments would subject the Fund's portfolio to excessive risk. The potential for realization of capital gains resulting from possible changes in interest rates will not be a major consideration. Although under current market conditions Putnam Management expects to invest in a portfolio of longer-term tax-exempt securities, Putnam Management will be free to take full advantage of the entire range of maturities offered by tax-exempt securities and may adjust the average maturity of the Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.



The Fund does not generally invest more than 25% of its total assets in any one industry. Governmental issuers of municipal securities are not considered part of any "industry." However, municipal securities backed only by the assets and revenues of non-governmental users may, for this purpose, be deemed to be related to the industry in which such non-governmental users engage, and the 25% limitation would apply to such obligations. It is nonetheless possible that the Fund may invest more than 25% of its assets in a broader segment of the municipal securities market, such as revenue obligations of hospitals and other health care facilities, housing agency revenue obligations, or airport revenue obligations. This would be the case only if Putnam Management determines that the yields available from obligations in a particular segment of the market justified the additional risks associated with a large investment in such segment. Although such obligations could be supported by the credit of governmental users or by the credit of non-governmental users engaged in a number of industries, economic, business, political and other developments generally affecting the revenues of such users (for example, proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products) may have a general adverse effect on all municipal securities in such a market segment. The Fund reserves the right to invest more than 25% of its assets in industrial development bonds or private activity bonds (subject to the limitation that under normal market conditions not more than 20% of the Fund's assets will be invested in private activity bonds the interest on which may be subject to federal alternative minimum tax for individuals) or in securities of issuers located in the same state, although it has no present intention to invest more than 25% of its assets in issuers located in the same state and current rating agency requirements applicable to the Fund based upon the rating of the preferred shares limit such investment. If the Fund were to invest more than 25% of its assets in issuers located in the same state, it would be more susceptible to adverse economic, business or regulatory conditions in that state.



The Fund does not invest more than 5% of its total assets in the tax-exempt securities of any single issuer, except that up to 25% of its total assets may be invested without regard to this limitation. As a result, up to 25% of the Fund's total assets could be invested in tax-exempt securities of a single issuer, with the result that its portfolio could be subject to greater risks than that of a fund investing in a more broadly diversified portfolio.



DEFENSIVE STRATEGIES. At times Putnam Management may judge that conditions in the markets for tax-exempt securities make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times Putnam Management may use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund may invest substantially all of its assets in high-quality tax-exempt obligations. If these high-quality tax-exempt obligations are not available or, in Putnam Management's judgment, do not afford sufficient protection against adverse market conditions, the Fund may invest in taxable obligations. Such taxable obligations may include: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the four highest grades by either S&P, Fitch or Moody's; commercial paper rated in the highest grade by either rating service; certificates of deposit and bankers' acceptances; repurchase agreements with respect to any of the foregoing investments; or any other fixed-income securities that Putnam Management considers consistent with such strategy. To the extent that the use of certain of these strategies produces taxable income, this taxable income will be distributed to common and preferred shareholders based on each class's proportionate share of such income as determined according to the percentage of total dividends paid by the Fund during a particular year that are paid to such class. Such strategies may, under certain circumstances, require the Fund to pay Additional Dividends (as defined in the Prospectus), thus reducing the amount of income available for distributions on common shares. It is impossible to predict when, or for how long, the Fund will use these alternative strategies.

OTHER INVESTMENT PRACTICES. The Fund may also engage in the following investment practices, each of which may involve certain special risks and may result in the realization of taxable income or gains.

OPTIONS ON SECURITIES.


WRITING COVERED OPTIONS. The Fund may write covered call options and covered put options on optionable securities held in its portfolio, when in the opinion of Putnam Management such transactions are consistent with the Fund's investment objective(s) and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.


The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.


The Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.



If an option written by the Fund expires unexercised, the Fund will realize a capital gain equal to the premium received at the time the option was written. The Fund may sell put or call options it has previously purchased, which will result in a net gain or loss if the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Fund may also terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a net gain or loss from a closing transaction if the cost of the transaction (option premium paid plus transaction costs) is less or more than the premium received from writing the option.



If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.



PURCHASING PUT OPTIONS. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the Fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

PURCHASING CALL OPTIONS. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. If a put or call option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss.


RISK FACTORS IN OPTIONS TRANSACTIONS.


The successful use of the Fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the Fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.



When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security's price does not change.



The effective use of options also depends on the Fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.



If a secondary market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events - such as volume in excess of trading or clearing capability - were to interrupt its normal operations.



A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise. Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.


Foreign-traded options are subject to many of the same risks presented by internationally traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.


Over-the-counter ("OTC") options purchased by the Fund and assets held to cover OTC options written by the Fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the Fund's ability to invest in illiquid securities.


LOWER-RATED SECURITIES.


The Fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings of certain securities held by the Fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund's ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund at times may be unable to establish the fair value of such securities.



Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See "Appendix B--Securities Ratings."



Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the Fund's assets. Conversely, during periods of rising interest rates, the value of the Fund's assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Fund's net asset value. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting the Fund's investment objective(s).


Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.


At times, a substantial portion of the Fund's assets may be invested in an issue of which the Fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value. In order to enforce its rights in the event of a default, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the Fund's operating expenses and adversely affect the Fund's net asset value. Any income derived from the Fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which the Fund may exercise its rights by taking possession of such assets.


Certain securities held by the Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.


The Fund may invest without limit in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the Fund to liquidate investments in order to satisfy its dividend requirements.


To the extent the Fund invests in securities in the lower rating categories, the achievement of the Fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the Fund were investing in securities in the higher rating categories. This also may be true with respect to tax-exempt securities, as the amount of information about the financial condition of an issuer of tax-exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded.

FLOATING RATE AND VARIABLE RATE DEMAND NOTES.

Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days' notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

HYBRID INSTRUMENTS.

Hybrid instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, are determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, "underlying assets"), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, "benchmarks"). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the Fund may not be successful.


Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above-market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.


Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, the Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.


Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.


Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the Commodity Futures Trading Commission (the "CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.


STRUCTURED INVESTMENTS.

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.
Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.


SECURITIES OF OTHER INVESTMENT COMPANIES.


Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. These types of instruments are often structured to perform in a similar fashion to a broad-based securities index. Investing in these types of securities involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. In addition, these types of investments involve the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. The extent to which the Fund can invest in securities of other investment companies is limited by federal securities laws.


PRIVATE PLACEMENTS AND RESTRICTED SECURITIES.


The Fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value.


While such private placements may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.


The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also market quotations are less readily available. The judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of publicly traded securities.


Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act of 1933. The Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the Fund) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Putnam Management.


FUTURES CONTRACTS AND RELATED OPTIONS.


Subject to applicable law, the Fund may invest without limit in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of its portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade - known as "contract markets" - approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.


Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the Fund is unable to enter into a closing transaction, the amount of the Fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss. In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.


Unlike when each purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a contract, the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that a futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, an initial margin is similar to a performance bond or good faith deposit which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.


Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the Fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the Fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.


The Fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

The Fund does not intend to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the Fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the Fund's net assets. For options that are "in-the-money" at the time of purchase, the amount by which the option is "in-the-money" is excluded from this calculation.


OPTIONS ON FUTURES CONTRACTS.

The Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the Fund may purchase put options or write call options on futures contracts rather than sell futures contracts. Similarly, the Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.


As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.


The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.


RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS.


Successful use of futures contracts by the Fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.


The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by the Fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. The successful use of these strategies further depends on the ability of Putnam Management to forecast interest rates and market movements correctly.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the Fund, the Fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS.

U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

The Fund may, for hedging purposes, purchase and sell futures contracts and related options with respect to U.S. Government securities, including U.S. Treasury bills, notes and bonds and may purchase and sell options directly on U.S. Government securities. Putnam Management believes that, under certain market conditions, price movements in U.S. Government securities futures and related options and in options on U.S. Government securities may correlate closely with price movements in tax-exempt securities and may, as a result, provide hedging opportunities for the Fund. Such futures and options would be used in a way similar to its use of index futures and options. The Fund will only purchase or sell futures or options when, in the opinion of Putnam Management, price movements in such futures and options are likely to correlate closely with price movements in the tax-exempt securities which are the subject of a hedge.

Successful use of U.S. Treasury security futures contracts by the Fund is subject to Putnam Management's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the Fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect securities held in its portfolio, and the prices of the Fund's securities increase instead as a result of a decline in interest rates, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if the Fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of its tax-exempt securities decrease, the Fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.

INDEX FUTURES CONTRACTS.

An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The Fund may also purchase and sell options on index futures contracts.


Futures contracts on the long-term municipal bond index are traded on the Chicago Board of Trade and may, as described below, be used for hedging purposes by the Fund. However, because the market for such contracts currently lacks liquidity, for the purposes of hedging, the Fund currently intends primarily to purchase and sell futures contracts and related options with respect to U.S. Government securities, including U.S. Treasury bills, notes and bonds and may purchase and sell options directly on U.S. Government securities. Putnam Management believes that, under certain market conditions, price movements in U.S. Government securities futures and related options and in options on U.S. Government securities may correlate closely with price movements in tax-exempt securities and may, as a result, provide hedging opportunities for the Fund. Such futures and options would be used in a way similar to the Fund's use of index futures and options described below.


The Long-Term Municipal Bond Index, made up of high-quality tax-exempt municipal securities with a remaining term to maturity of 19 years or longer, is intended to represent a numerical measure of market performance for long-term tax-exempt bonds. The Fund may purchase and sell futures contracts on this index (or any other tax-exempt bond index approved for trading by the CFTC) to hedge against general changes in market values of tax-exempt securities which it owns or expects to purchase. For example, if Putnam Management expected interest rates to increase, the Fund might sell futures contracts on an index. If rates did increase, the value of tax-exempt securities held by the Fund would decline, but this decline could be offset in whole or in part by an increase in the value of its position in the index futures contracts. If, on the other hand, the Fund held cash reserves and short-term investments pending anticipated investment in tax-exempt securities, and Putnam Management expected interest rates to decline, it might purchase futures contracts on an index. The Fund could thus take advantage of the anticipated rise in the values of tax-exempt securities without actually buying them until the market had stabilized. The Fund may also purchase and sell put and call options on index futures for hedging purposes. If and when trading commences in put and call options on tax-exempt bond indices directly, the Fund may also purchase or sell these options for similar hedging purposes.

There are several risks in connection with the use by the Fund of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. Putnam Management will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

Successful use of index futures by the Fund is also subject to Putnam Management's ability to predict movements in the direction of the market. For example, it is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this were to occur, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position over a short time period.

OPTIONS ON STOCK INDEX FUTURES.

Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES.

As an alternative to purchasing call and put options on index futures, the Fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

INDEX WARRANTS.

The Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.


The Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

SHORT-TERM TRADING.

In seeking the Fund's objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. From time to time the Fund will buy securities intending to seek short-term trading profits. A change in the securities held by the Fund is known as "portfolio turnover" and generally involves some expense to the Fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the Fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the Fund's investment policies, under certain market conditions the Fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the Fund's portfolio.

SECURITIES LOANS.

The Fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Fund to exercise voting rights on any matters materially affecting the investment. The Fund may also call such loans in order to sell the securities.

REPURCHASE AGREEMENTS.

The Fund may enter into repurchase agreements, amounting to not more than 25% of its total assets. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. Putnam Management will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate. The Fund's investments in repurchase agreements generally will give rise to taxable income.

Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

FORWARD COMMITMENTS.

The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund sets aside, on the books and records of its custodian, liquid assets in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments. The Fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

SWAP AGREEMENTS.

The Fund may enter into swap agreements and other types of over-the-counter transactions with broker-dealers or other financial institutions. Depending on their structures, swap agreements may increase or decrease the Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The value of the Fund's swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures. The Fund's ability to engage in certain swap transactions may be limited by tax considerations.


The Fund's ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Fund. Under certain circumstances, suitable transactions may not be available to the Fund, or the Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.


DERIVATIVES.

Certain of the instruments in which the Fund may invest, such as futures contracts, options and forward contracts, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the Prospectus or in this SAI. The Fund's use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains, generally taxed to shareholders at ordinary income tax rates.



                             MANAGEMENT OF THE FUND

TRUSTEE'S NAME (DATE OF BIRTH)

JOHN A. HILL (1/31/42), Chairman and Trustee. Vice-Chairman and Managing Director, First Reserve Corporation (a registered investment adviser investing in companies in the world wide energy industry on behalf of institutional investors). Director of Devon Energy Corporation (formerly known as Snyder Oil Corporation), TransMontaigne Oil Company, St. Lukes-Roosevelt, a New York City hospital, and various private companies owned by First Reserve Corporation.

JAMESON A. BAXTER (9/6/43), Trustee. President, Baxter Associates, Inc. (a management consulting and private investments firm). Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), and Ryerson Tull, Inc. (a steel service corporation). Chairman Emeritus of the Board of Trustees, Mount Holyoke College.

CHARLES B. CURTIS (4/27/40), Trustee. President and Chief Operating Officer, Nuclear Threat Initiative. Member of the Department of Defense's Policy Board, Council on Foreign Relations, Electric Power Research Institute Advisory Council, Board of Directors of the Gas Technology Institute, University of Chicago Board of Governors for Argonne National Laboratory, Board of Directors of EG&G Technical Services, Inc. (fossil energy research and development support), and Environment and Natural Resources Program Steering Committee, John
F. Kennedy School of Government, Harvard University.

RONALD J. JACKSON (12/17/43), Trustee. Former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a toy manufacturer).

PAUL L. JOSKOW (6/30/47), Trustee. Elizabeth and James Killian Professor of Economics and Management and Director of the Center for Energy and Environmental Policy Research, Massachusetts Institute of Technology. Director, National Grid Group (a UK-based holding company with interests in electric power and telecommunications networks), State Farm Indemnity Company (an automobile insurance company) and the Whitehead Institute for Biomedical Research (a non-profit research institution). President of the Yale University Council.


ELIZABETH T. KENNAN (2/25/38), Trustee. President Emeritus of Mount Holyoke College. Director, Northeast

Utilities, Talbots (a distributor of women's apparel) and Cambus-Kenneth Bloodstock (a limited liability company involved in thoroughbred horse breeding and farming). Trustee of Franklin Pierce College.


*LAWRENCE J. LASSER (11/1/42), Trustee and Vice President. President, Chief Executive Officer and Director of Putnam Investments, LLC and Putnam Investment Management, LLC. Director of Marsh & McLennan Companies, Inc. and the United Way of Massachusetts Bay.

JOHN H. MULLIN, III (6/15/41), Trustee. Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming). Director of Graphic Packaging International Corp. (a company engaged in the manufacture of packaging products, formerly known as ACX Technologies, Inc.), Alex. Brown Realty, Inc., The Liberty Corporation (a company engaged in the broadcasting industry) and Progress Energy, Inc. (a utility company formerly known as Carolina Power & Light).

+ROBERT E. PATTERSON (3/15/45), Trustee. President and Trustee of Cabot Industrial Fund (a publicly traded real estate investment trust). Director of Brandywine Fund Company.

*GEORGE PUTNAM, III (8/10/51), President and Trustee. President, New Generation Research, Inc. (a publisher of financial advisory and other research services relating to bankrupt and distressed companies) and New Generation Advisers, Inc. (a registered investment adviser). Director of The Boston Family Office, L.L.C. (a registered investment advisor).

*A.J.C. SMITH (4/13/34), Trustee. Director of Marsh & McLennan Companies, Inc. and Trident Corp. (a limited partnership with over 30 institutional investors).

W. THOMAS STEPHENS (9/2/42), Trustee. Former President and Chief Executive Officer of MacMillan Bloedel Ltd. (a forest products and building materials company). Chairman of Mail-Well (a printing and envelope company) and Director of Qwest Communications, Xcel Energy Inc. (a public utility company formerly known as New Century Energies), Trans Canada Pipeliners and Norske Skog Canada Ltd. (a paper company formerly known as Fletcher Challenger Canada).

W. NICHOLAS THORNDIKE (3/28/33), Trustee. Director of various corporations and charitable organizations, including Courier Corporation (a book manufacturer) and Providence Journal Co. (a newspaper publisher). Trustee of Cabot Industrial Fund (a publicly traded real estate investment trust) and Northeastern University. Member of the Advisory Board of National Grid USA (an electric company).


OFFICER'S NAME (DATE OF BIRTH)



CHARLES E. PORTER (7/26/38), Executive Vice President, Treasurer and Principal Financial Officer. Managing Director of Putnam Investments, LLC and Putnam Management.


PATRICIA C. FLAHERTY (12/1/46), Senior Vice President. Senior Vice President of Putnam Investments, LLC and Putnam Management.

GORDON H. SILVER (7/3/47), Vice President. Senior Managing Director of Putnam Investments, LLC and Putnam Management.

BRETT C. BROWCHUK (2/27/63), Vice President. Managing Director of Putnam Management.

IAN C. FERGUSON (7/3/57), Vice President. Senior Managing Director of Putnam Investments, LLC and Putnam Management.

RICHARD A. MONAGHAN (8/25/54), Vice President. Managing Director of Putnam Investments, LLC, Putnam Management and Putnam Retail Management.

RICHARD G. LEIBOVITCH (10/31/63), Vice President. Managing Director of Putnam Management. Prior to February 1999, Mr. Leibovitch was a Managing Director at J.P. Morgan (now J.P. Morgan Chase).

JOHN R. VERANI (6/11/39), Vice President. Senior Vice President of Putnam Investments, LLC and Putnam Management.

STEPHEN M. ORISTAGLIO (8/21/55), Vice President. Senior Managing Director of Putnam Management. Prior to July 1998, Mr. Oristaglio was a Managing Director at Swiss Bank Corp.

JEROME J. JACOBS (8/20/58), Vice President. Managing Director of Putnam Management. Prior to October 1996, Mr. Jacobs was a Managing Director at The Vanguard Group.

MICHAEL T. HEALY (1/24/58), Assistant Treasurer (Principal Accounting Officer). Managing Director of Putnam Investments, LLC.

JUDITH COHEN (6/7/45), Clerk.


*Trustees who are or may be deemed to be "interested persons" (as defined in the 1940 Act) of the Fund, Putnam Management or Putnam Retail Management.



Messrs. Putnam, Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the Fund, or directors of Putnam Management or Marsh & McLennan Companies, Inc., the parent company of Putnam Management.


+Members of the Executive Committee of the Trustees. The Executive Committee meets between regular meetings of the Trustees as may be required to review investment matters and other affairs of the Fund and may exercise all of the powers of the Trustees.

The mailing address of each of the officers and Trustees is One Post Office Square, Boston, Massachusetts 02109.

Except as stated below, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc. Prior to September 1998, Mr. Joskow was a consultant to National Economic Research Associates. Prior to 1996, Mr. Stephens was Chairman of the Board of Directors, President and Chief Executive Officer of Johns Manville Corporation. Prior to April 1996, Mr. Ferguson was CEO at Hong Kong Shanghai Banking Corporation. Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership. Prior to November 1998, Mr. Monaghan was Managing Director at Merrill Lynch, Pierce, Fenner & Smith Incorporated.


Each Trustee of the Fund receives an annual fee and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. All of the Trustees are Trustees of all the Putnam funds and each receives fees for his or her services. For details of Trustees' fees paid by the Fund and information concerning retirement guidelines for the Trustees, see "Charges and Expenses - Trustee Responsibilities and Fees" above.


The Agreement and Declaration of Fund of the Fund provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner specified in the Agreement and Declaration of Fund that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that such indemnification would relieve any officer or Trustee of any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

PUTNAM MANAGEMENT AND ITS AFFILIATES.


Putnam Management is one of America's oldest and largest money management firms. Putnam Management's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the Fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937. As of December 31, 2000, the firm serves as the investment manager for the funds in the Putnam Family, with over $275 billion in assets in nearly 13 million shareholder accounts. An affiliate, The Putnam Advisory Company, LLC, manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Fiduciary Fund Company, provides investment advice to institutional clients under its banking and fiduciary powers. At December 31, 2000, Putnam Management and its affiliates managed $370 billion in assets.


Putnam Management and Putnam Fiduciary Fund Company are subsidiaries of Putnam Investments, LLC, a holding company which in turn is, except for a minority stake owned by employees, owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

Trustees and officers of the Fund who are also officers of Putnam Management or its affiliates or who are stockholders of Marsh & McLennan Companies, Inc. will benefit from the advisory fees, sales commissions, distribution fees, custodian fees and transfer agency fees paid or allowed by the Fund.

THE MANAGEMENT CONTRACT.


Under a Management Contract between the Fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the Fund and makes investment decisions on behalf of the Fund. Subject to the control of the Trustees, under a Management Contract for the Fund, Putnam Management also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the Fund's net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the Fund's portfolio securities. Putnam Management may place Fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the Fund and other clients. In so doing, Putnam Management may cause the Fund to pay greater brokerage commissions than it might otherwise pay.



Putnam Management's compensation under the Management Contract may also be reduced if the amount of dividends payable with respect to any Preferred Shares during any period for which regular payments of dividends or other distributions on such Preferred Shares are payable (each, a "Dividend Period") plus expenses attributable to such Preferred Shares for such Dividend Period exceeds the portion of the Fund's net income and net short-term capital gains (but not long-term capital gains) accruing during such Dividend Period as a result of the fact that such Preferred Shares were outstanding during such Period. The fee payable to Putnam under the Management Contract will be reduced by the amount of such excess; provided, however, that the amount of such reduction for any such Period shall not exceed the amount determined by multiplying (i) the aggregate liquidation preference of the average number of Preferred Shares outstanding during the Period by (ii) the percentage of the aggregate net asset value of the Fund which the fee payable to Putnam during such Period pursuant to this Section 3 would constitute without giving effect to such reduction.


In addition to the fee paid to Putnam Management, the Fund reimburses Putnam Management for the compensation and related expenses of certain officers of the Fund and their assistants who provide certain administrative services for the Fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

The amount of this reimbursement for the Fund's most recent fiscal year is included in "Charges and Expenses - Administrative Expense Reimbursement." Putnam Management pays all other salaries of officers of the Fund. The Fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Retail Management pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the Fund or to any shareholder of the Fund for any act or omission in the course of or connected with rendering services to the Fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.


The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by Putnam Management, on 30 days' written notice. It may be amended only by a vote of the shareholders of the Fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of Putnam Management or the Fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

SHAREHOLDER LIABILITY. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust of the Fund disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The likelihood of such circumstances is remote.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE


INVESTMENT DECISIONS. Investment decisions for the Fund and for the other investment advisory clients of Putnam Management and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in Putnam Management's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.


BROKERAGE AND RESEARCH SERVICES. Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by funds investing primarily in tax-exempt securities and certain other fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, those funds would not ordinarily pay significant brokerage commissions with respect to securities transactions. See "Charges and Expenses - Brokerage Commissions" above for information concerning commissions paid by the Funds.


It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Putnam Management receives brokerage and research services and other similar services from many broker-dealers with which Putnam Management places the Fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as economic analysis, investment research and database services, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, performance measurement services, subscriptions, pricing services, quotation services, news services and computer equipment (investment-related hardware and software) utilized by Putnam Management's managers and analysts. Where the services referred to above are used by Putnam Management not exclusively for research purposes, Putnam Management, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because Putnam Management and its affiliates receive these services even though Putnam Management might otherwise be required to purchase some of these services for cash. Putnam Management places all orders for the purchase and sale of portfolio investments for the Fund and buys and sells investments for the Fund through a substantial number of brokers and dealers. In so doing, Putnam Management uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, Putnam Management, having in mind the Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.



As permitted by Section 28(e) of the 1934 Act, and by the Management Contract, Putnam Management may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. Putnam Management's authority to cause the Fund to pay any such greater commissions is subject to such policies as the Trustees may adopt from time to time. Putnam Management does not currently intend to cause the Fund to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.



The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the Fund, less any direct expenses approved by the Trustees, shall be recaptured by the Fund through a reduction of the fee payable by the Fund under the Management Contract. Putnam Management seeks to recapture for the Fund soliciting dealer fees on the tender of the Fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.


Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, Putnam Management may consider sales of shares of the Fund (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.


PERSONAL INVESTMENTS BY EMPLOYEES OF PUTNAM MANAGEMENT AND OFFICERS AND TRUSTEES OF THE FUND. Employees of Putnam Management and officers and Trustees of the Fund are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by Putnam Management and Putnam Retail Management (the Putnam Investments' Code of Ethics) and by the Fund (the Putnam Funds' Code of Ethics). The Putnam Investments' Code of Ethics and the Putnam Funds' Code of Ethics, in accordance with Rule 17j-1 of the 1940 Act, as amended, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund.



The Putnam Investments' Code of Ethics does not prohibit personnel from investing in securities that may be purchased or held by the Fund. However, the Putnam Investments' Code, consistent with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing and requirements established by Rule 17j-1, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.



The Putnam Funds' Code of Ethics incorporates and applies the restrictions of Putnam Investments' Code of Ethics to officers and Trustees of the Fund who are affiliated with Putnam Investments. The Putnam Funds' Code does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the Fund; however, the

Putnam Funds' Code regulates the personal securities transactions of unaffiliated Trustees of the Fund, including limiting the time periods during which they may personally buy and sell certain securities and requiring them to submit quarterly reports of personal securities transactions.



The Fund's Trustees, in compliance with Rule 17j-1, approved Putnam Investments' and the Putnam Funds' Codes of Ethics and are required to approve any material changes to these Codes. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of the Codes of Ethics.



INVESTOR SERVICING AGENT AND CUSTODIAN. Putnam Investor Services, a division of Putnam Fiduciary Fund Company ("PFTC"), is the investor servicing agent (transfer, plan and dividend disbursing agent) for the common shares of the Fund, for which it receives fees that are paid monthly by the Fund as an expense of its shareholders. The fee paid to Putnam Investor Services is determined on the basis of the number of shareholder accounts, the number of transactions and the assets of the Fund. Putnam Investor Services has won the DALBAR Service Award eight times in the past nine years. In 1997 and 1998, Putnam was the only company to win all three DALBAR Awards: for service to investors, to financial advisors, and to variable annuity contract holders. DALBAR, Inc., an independent research firm, presents the awards to financial services firms that provide consistently excellent service. Putnam Investor Services' address is P.O. Box 41203, Providence, Rhode Island 02940-1203.



Merrill Lynch, Pierce, Fenner & Smith Incorporated, Four World Financial Center, New York, New York 10013, is the remarketing agent for the Series A RP and Series B RP. Deutsche Bank Group, Four Albany Street, New York, New York, is the paying agent for the Series A RP and Series B RP.



Salomon Smith Barney, Inc., 388 Greenwich Street, New York, New York 10013, is the remarketing agent for the Municipal Income Preferred Shares. Bank of New York, One Wall Street, New York, New York 10286, is the paying agent for the Municipal Income Preferred Shares.



Deutsche Bank Group, Four Albany Street, New York, New York, 10006 will be the transfer agent, auction agent and paying agent for the AMPS.



PFTC is the custodian of the Fund's assets. In carrying out its duties under its custodian contract, PFTC may employ one or more subcustodians whose responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. PFTC and any subcustodians employed by it have a lien on the securities of the Fund (to the extent permitted by the Fund's investment restrictions) to secure charges and any advances made by such subcustodians at the end of any day for the purpose of paying for securities purchased by the Fund. The Fund expects that such advances will exist only in unusual circumstances. Neither PFTC nor any subcustodian determines the investment policies of the Fund or decides which securities the Fund will buy or sell. PFTC pays the fees and other charges of any subcustodians employed by it. The Fund may from time to time pay custodial expenses in full or in part through the placement by Putnam Management of the Fund's portfolio transactions with the subcustodians or with a third-party broker having an agreement with the subcustodians. The Fund pays PFTC an annual fee based on the Fund's assets, securities transactions and securities holdings and reimburses PFTC for certain out-of-pocket expenses incurred by it or any subcustodian employed by it in performing custodial services.


See "Charges and Expenses - Investor Servicing and Custody Fees and Expenses" above for information on fees and reimbursement for investor servicing and custody received by PFTC. The fees may be reduced by credits allowed by PFTC.

                             ADDITIONAL INFORMATION
                        CONCERNING THE AUCTIONS FOR AMPS

GENERAL.


AUCTION AGENCY AGREEMENT. The Fund will enter into an auction agency agreement with the auction agent (currently, Deutsche Bank Group) which provides, among other things, that the auction agent will follow the auction procedures for purposes of determining the applicable rate for the AMPS so long as the applicable rate for such shares is to be based on the results of an auction.


BROKER-DEALER AGREEMENTS. Each auction requires the participation of one or more Broker-Dealers. The auction agent will enter into broker-dealer agreements with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in auctions for AMPS.


SECURITIES DEPOSITORY. The Depository Trust Company ("DTC") will act as securities depository for the agent members with respect to each series of AMPS. One certificate for each series the AMPS will be registered in the name of Cede & Co., as nominee of the DTC. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of AMPS contained in the Bylaws. The Fund will also issue stop-transfer instructions to the transfer agent for each series of AMPS. Prior to the commencement of the right of holders of preferred shares of the Fund to elect a majority of the Fund's Trustees, as described under "Description of AMPS--Voting Rights" in the Prospectus, Cede & Co. will be the holder of record of all shares of the AMPS, and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.



DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the agent members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant (the "agent member") in AMPS, whether for its own account or as a nominee for another person. Additional information concerning DTC and the DTC depository system is included as an Exhibit to the Registration Statement of which this SAI forms a part.


CONCERNING THE AUCTION AGENT.

The auction agent will act as agent for the Fund in connection with auctions. In the absence of bad faith or negligence on its part, the auction agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement and will not be liable for any error of judgment made in good faith unless the auction agent will have been negligent in ascertaining the pertinent facts.


The auction agent may rely upon, as evidence of the identities of the existing holders of AMPS, the auction agent's registry of existing holders, the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under "The Auction" in the Prospectus and notices from the Fund. The auction agent is not required to accept any such notice for an auction unless it is received by the auction agent by 3:00 p.m., New York City time, on the business day preceding such auction.



The auction agent may terminate the auction agency agreement upon notice to the Fund on a date no earlier than [60] days after such notice. If the auction agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the auction agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor auction agent.


BROKER-DEALERS.


The auction agent after each auction for shares of each series of AMPS will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of ___% in the case of any auction immediately preceding a dividend period of [28] days or less, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any auction immediately preceding a dividend period of [35] days or longer, of the purchase price of the series of AMPS placed by such Broker-Dealer at such auction. For the purposes of the preceding sentence, AMPS will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the auction agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in such existing holder continuing to hold such shares as a result of the auction or (ii) a submitted bid of a potential holder that resulted in such potential holder purchasing such shares as a result of the auction or (iii) a valid hold order. The Fund may request the auction agent to terminate one or more Broker-Dealer agreements at any time, provided that at least one Broker-Dealer agreement is in effect after such termination.


The broker-dealer agreements provide that a Broker-Dealer (other than an affiliate of the Fund) may submit orders in auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit orders in auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that auction.

                                   TAX MATTERS


TAXATION OF THE FUND. The Fund intends to qualify each year for treatment as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:


      (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

      (b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and


      (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.



If the Fund qualifies as a regulated investment company under the Code, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including capital gain dividends).



If the Fund failed to qualify as a regulated investment company under the Code in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.



The Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.


If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.


FUND DISTRIBUTIONS. Distributions from the Fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year by the Fund over net losses from the sale of capital assets held for not more than one year by the Fund) will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in the Fund.



The Fund's expenses attributable to earning tax-exempt income do not reduce its current earnings and profits; therefore, distributions in excess of the sum of the Fund's net tax-exempt and taxable income may be treated as taxable dividends to the extent of the Fund's remaining earnings and profits (which provides the measure of the Fund's dividend-paying capacity for tax purposes). Distributions in excess of the sum of the Fund's net tax-exempt and taxable income could occur, for example, if the Fund's book income exceeded the sum of its net tax-exempt and taxable income. Differences in the Fund's book income and its net tax-exempt and taxable income may arise from certain of the Fund's hedging and investment activities. See "Hedging Transactions" below.


The Fund designates distributions made to the share classes as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by each class of shareholders is equal to the portion of total Fund distributions received by such class. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between and among the common shares and Preferred Shares, including AMPS, Series A and AMPS, Series B, in proportion to the total dividends paid to each class during or with respect to the taxable year, or otherwise as required by applicable law. Long-term capital gain distributions and other income subject to regular federal income tax will similarly be allocated between the classes. No dividend that the Fund pays will be increased to compensate for the fact that it may be subject to state and local taxes.


The Fund may notify the auction agent of the amount of any net capital gain or other income taxable for federal income tax purposes to be included in any dividend on its Preferred Shares prior to the auction establishing the applicable rate for such dividend. If the Fund allocates any net capital gain or other taxable income for federal income tax purposes to its Preferred Shares without giving advance notice thereof, the Fund may, in certain circumstances, make payments to holders of its Preferred Shares to which such allocation was made in order to offset the federal income tax effect of the taxable income so allocated as described under "Description of Preferred Shares--Dividends and Dividend periods--Additional Dividends" in the Prospectus.


Dividend and capital gains distributions will be taxable as described above whether received in cash or in shares. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder or the amount of cash allocated to the shareholder for the purchase of shares on its behalf.


EXEMPT-INTEREST DIVIDENDS. The Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax under Section 103(a) of the Code. Insurance proceeds received by the Fund under any insurance policy in respect of scheduled interest payments on defaulted municipal bonds will generally be excludable from federal gross income under
Section 103(a) of the Code.

Distributions that the Fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for federal alternative minimum tax ("AMT") purposes and for state and local purposes. Because the Fund intends to qualify to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.



The receipt of exempt-interest dividends may affect the portion, if any, of a person's Social Security and Railroad Retirement benefits that will be includable in gross income subject to federal income tax. Up to 85% of Social Security and Railroad Retirement benefits may be included in gross income in cases where the recipient's combined income, consisting of adjusted gross income (with certain adjustments), tax-exempt interest income and one-half of any Social Security and Railroad Retirement benefits, exceeds an adjusted base amount ($34,000 for a single individual and $44,000 for individuals filing a joint return). Shareholders receiving Social Security or Railroad Retirement benefits should consult their tax advisers.



Under the Code, the interest on certain "private activity bonds" issued after August 7, 1986 is treated as a preference item and is (after reduction by applicable expenses) included in federal alternative minimum taxable income. The Fund will furnish to shareholders annually a report indicating the percentage of Fund income treated as a preference item for AMT purposes. In addition, for corporations, alternative minimum taxable income is increased by a percentage of the excess of an alternative measure of income that includes interest on all tax-exempt securities over the amount otherwise determined to be alternative minimum taxable income. Accordingly, the portion of the Fund's dividends that would otherwise be tax-exempt to the shareholders may cause an investor to be subject to the AMT or may increase the tax liability of an investor who is subject to such tax.



Legislation has been introduced in recent years that would reinstate a deductible tax (the "Environmental Tax") imposed through tax years beginning before 1996 at a rate of 0.12% on a corporation's alternative minimum taxable income (computed without regard to the AMT net operating loss deduction) in excess of $2,000,000. If the Environmental Tax is reinstated, exempt-interest dividends that are included in a corporate shareholder's alternative minimum taxable income may subject corporate shareholders of the Fund to the Environmental Tax.



Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service (the "Service") to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.



Under a published position of the Service, a shareholder's interest deduction generally will not be disallowed if the average adjusted basis of the shareholder's tax-exempt obligations (including shares of preferred stock) does not exceed two percent of the average adjusted basis of the shareholder's trade or business assets (in the case of most corporations) or portfolio investments (in the case of individuals). Legislation has been introduced in recent years that would limit or repeal this two-percent de minimis exception, thus reducing the total after-tax yield of a shareholder.



In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations will not be tax-exempt to any shareholders who are "substantial users," within the meaning of Section 147(a) of the Code, of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.



The Fund will inform investors within 60 days of the Fund's fiscal year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made in respect of common shares during the year; percentages may differ among distributions to holders of Preferred Shares. The percentage of income designated as tax-exempt for any particular distribution, whether to holders of common shares or holders of Preferred Shares, may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

HEDGING TRANSACTIONS. If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Income earned as a result of the Fund's hedging activities will not be eligible to be treated as exempt-interest dividends when distributed to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.



Certain of the Fund's hedging activities are likely to produce a difference between its book income and the sum of its net tax-exempt and taxable income. If the Fund's book income exceeds its net tax-exempt income, the distribution (if any) of such excess will be treated as (i) a taxable dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund's book income is less than the sum of its net tax-exempt and taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.


RETURN OF CAPITAL DISTRIBUTIONS. If the Fund makes a distribution to you in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.


Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the Fund prior to the shareholder's investment (and thus included in the price paid by the shareholders).



SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.


CAPITAL LOSS CARRYOVER. Distributions from capital gains are generally made after applying any available capital loss carryovers.


SALE OR REDEMPTION OF SHARES. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, under current law short-term capital gains and ordinary income will be taxed at a maximum rate of 39.1% while long-term capital gains will generally be taxed at a maximum rate of 20%. Because of certain limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less but not disallowed as provided in the preceding sentence will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

From time to time the Fund may make a tender offer for its common shares. It is expected that the terms of any such offer will require a tendering shareholder to tender all common shares and dispose of all Preferred Shares held, or considered under certain attribution rules of the Code to be held, by such shareholder. Shareholders who tender all common shares and dispose of all Preferred Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its common shares, or retains a substantial portion of its Preferred Shares, such shareholder may be treated as having received a taxable dividend upon the tender of its common shares. In such a case, there is a remote risk that non-tendering shareholders will be treated as having received taxable distributions from the Fund. Likewise, if the Fund redeems some but not all of the Preferred Shares held by a holder of Preferred Shares and such shareholder is treated as having received a taxable dividend upon such redemption, there is a remote risk that common shareholders and non-redeeming holders of Preferred Shares will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of common shares, the Fund will be required to make additional distributions to its common shareholders, and a higher percentage of its distributions to holders of Preferred Shares will be taxable.

BACKUP WITHHOLDING. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate will be (i) 30.5% for amounts paid after August 6, 2001 through the end of 2001, (ii) 30% for amounts paid during 2002 and 2003,
(iii) 29% for amounts paid during 2004 and 2005, and (iv) 28% for amounts paid during 2006 through 2010. This legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

GENERAL. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                             ADDITIONAL INFORMATION


A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the Securities and Exchange Commission, Washington, D.C. The Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.
A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934.



                INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS



PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, are the Fund's independent accountants, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Accountants, financial highlights and financial statements included in the Fund's annual report for the fiscal year ended April 30, 2001, filed electronically on June 12, 2001 (File No. 811-07270), are incorporated by reference into this SAI. The data in the "Financial Highlights and Senior Securities" section of the Prospectus are based upon financial statements that have been audited by PricewaterhouseCoopers, LLP as indicated in their reports with respect thereto. The financial highlights and senior securities information included in the Prospectus and incorporated by reference into this SAI, the financial statements incorporated by reference into the Prospectus and this SAI, and the financial statements and financial highlights of Putnam Investment Grade Municipal Trust III included in this SAI and incorporated by reference into the Prospectus have been so included and incorporated in reliance upon the reports of the independent accountants, given on their authority as experts in auditing and accounting.

      FINANCIAL STATEMENTS FOR PUTNAM INVESTMENT GRADE MUNICIPAL TRUST III



      REPORT OF INDEPENDENT ACCOUNTANTS, FINANCIAL HIGHLIGHTS AND FINANCIAL STATEMENTS FOR PUTNAM INVESTMENT GRADE MUNICIPAL TRUST III FOR THE FISCAL
                          YEAR ENDED OCTOBER 31, 2000




REPORT OF INDEPENDENT ACCOUNTANTS



To the Trustees and Shareholders of
Putnam Investment Grade Municipal Trust III



In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, except for bond ratings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Investment Grade Municipal Trust III (the "fund") at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Boston, Massachusetts
December 7, 2000

PUTNAM INVESTMENT GRADE MUNICIPAL TRUST III'S PORTFOLIO
October 31, 2000



KEY TO ABBREVIATIONS



AMBAC                      AMBAC Indemnity Corporation
COP                        Certificate of Participation
FGIC                       Financial Guaranty Insurance Company
FRB                        Floating Rate Bonds
FSA                        Financial Security Assurance
G.O. Bonds                 General Obligation Bonds
IFB                        Inverse Floating Rate Bonds
IF COP                     Inverse Floating Rate Certificate of Participation
MBIA                       Municipal Bond Investors Assurance Corporation



MUNICIPAL BONDS AND NOTES (98.3%) (a)
PRINCIPAL AMOUNT                                                                RATING (RAT)         VALUE
Alaska (1.7%)
-----------------------------------------------------------------------------------------------------------------
1,000,000 Valdez, Marine Term. Rev. Bonds (Sohio Pipeline),
                  7 1/8s, 12/1/25                                               AA+                     1,047,930

Arkansas (0.6%)
-----------------------------------------------------------------------------------------------------------------
         400,000 Baxter Cnty., Hosp. Rev. Bonds, Ser. B, 5 5/8s, 9/1/28         Baa                       330,500

California (2.6%)
-----------------------------------------------------------------------------------------------------------------
         500,000 CA Statewide Cmntys. Dev. Auth. COP
                  (The Internext Group), 5 3/8s, 4/1/30                         BBB                       430,000
         1,000,000 San Diego Cnty., Wtr. Auth. IF COP, FGIC,
                  6.774s, 4/23/08 (SEG)                                         Aaa                     1,146,250

                                                                                                        ---------
                                                                                                        1,576,250

Colorado (12.3%)
-----------------------------------------------------------------------------------------------------------------
         8,700,000 CO Pub. Hwy. Auth. Rev. Bonds (E-470 Pub. Hwy.),
                  Ser. B, zero %, 9/1/35                                        Baa3                      652,500
         1,000,000 CO Springs Hosp. Rev. Bonds, 6 3/8s, 12/15/30                A3                      1,001,250
                  Denver, City & Cnty. Arpt. Rev. Bonds
         2,205,000 Ser. A, 8 3/4s, 11/15/23                                     A2                      2,323,364
         795,000   Ser. A, 8 3/4s, 11/15/23, Prerefunded                        Aaa                       843,908
         1,370,000 Ser. A, 8 1/2s, 11/15/23                                     A2                      1,399,099
         1,000,000 Ser. D, 7 3/4s, 11/15/13                                     A2                      1,186,250

                                                                                                        ---------
                                                                                                        7,406,371

Florida (6.5%)
-----------------------------------------------------------------------------------------------------------------
                  Broward Cnty., Resource Recvy. Rev. Bonds
         830,000 (SES Broward Cnty. LP South), 7.95s, 12/1/08                   A                         848,675
         1,695,000 (Waste-Energy LP North), 7.95s, 12/1/08                      A                       1,733,138
         1,000,000 Escambia Cnty., Hlth. Facs. Auth. Rev. Bonds
                  (Baptist Hosp. & Baptist Manor), 5 1/8s, 10/1/19              A3                        833,750
         500,000 Orange Cnty., Hlth. Facs. Auth. Rev. Bonds
                  (Regl. Hlth. Care Syst.), Ser. E, 6s, 10/1/26                 A2                        494,375

                                                                                                        ---------
                                                                                                        3,909,938

Georgia (0.9%)
-----------------------------------------------------------------------------------------------------------------
                  GA Med. Ctr. Hosp. Auth. IFB, MBIA
         200,000 8.719s, 8/1/10                                                 Aaa                       218,000
         300,000 8.719s, 8/1/10, Prerefunded                                    Aaa                       330,000

                                                                                                        ---------
                                                                                                          548,000

Illinois (6.5%)
-----------------------------------------------------------------------------------------------------------------
         1,500,000 Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                  (American Airlines), 8.2s, 12/1/24                            Baa                     1,661,250
         1,605,000 IL Hlth. Fac. Auth. Rev. Bonds (Glenoaks Med. Ctr.),
                  Ser. D, 9 1/2s, 11/15/15                                      AAA                     1,639,379
         750,000 IL Dev. Fin. Auth. Hosp. Rev. Bonds (Adventist Hlth.
                  Syst./Sunbelt Obligation), 5.65s, 11/15/24                    A                         635,625

                                                                                                        ---------
                                                                                                        3,936,254

Indiana (3.4%)
-----------------------------------------------------------------------------------------------------------------
         2,000,000 Marion Cnty., Ind. Convention & Rectl. Fac. Auth.
                  Rev. Bonds (Excise Tax Rev. Lease Rental), Ser. A,
                  AMBAC, 7s, 6/1/21                                             Aaa                     2,064,400

Kansas (4.1%)
-----------------------------------------------------------------------------------------------------------------
         2,400,000 Burlington, Poll. Ctrl. Rev. Bonds (Kansas Gas &
                  Electric Co.), MBIA, 7s, 6/1/31                               Aaa                     2,479,656

Kentucky (2.4%)
-----------------------------------------------------------------------------------------------------------------
         1,000,000 Boone Cnty., Poll. Control Rev. Bonds (Dayton
                  Pwr. & Lt. Co.), Ser. A, 6 1/2s, 11/15/22                     A2                      1,026,250
         400,000 KY Econ. Dev. Fin. Auth. Hlth. System Rev. Bonds
                  (Norton Healthcare, Inc.), Ser. A, 6 5/8s, 10/1/28            BBB/P                     390,500

                                                                                                        ---------
                                                                                                        1,416,750
Louisiana (2.4%)
-----------------------------------------------------------------------------------------------------------------
         1,420,000 Beauregard, Parish Rev. Bonds (Boise Cascade Corp.),
                  7 3/4s, 6/1/21                                                Baa3                    1,461,819

Massachusetts (7.0%)
-----------------------------------------------------------------------------------------------------------------
         1,000,000 MA State Dev. Fin. Agcy. Rev. Bonds (Ma. Biomedical
                  Research), Ser. C, 6 1/4s, 8/1/20                             A                       1,007,500
         750,000 MA State Hlth. & Edl. Fac. Auth. IFB (Med. Ctr. of
                  Central MA), Ser. B, AMBAC, 8.42s, 6/23/22                    Aaa                       867,188
         1,000,000 MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 53, MBIA,
                  6.15s, 12/1/29                                                Aaa                     1,013,750
         830,000 MA State Port Auth. Rev. Bonds, 13s, 7/1/13                    Aaa                     1,304,138

                                                                                                        ---------
                                                                                                        4,192,576
Minnesota (1.6%)
-----------------------------------------------------------------------------------------------------------------
         925,000 SCA Multi-Fam. Mtge. Rev. Bonds (Burnsville),
                  Ser. A-9, FSA, 7.1s, 1/1/30                                   Aaa                       990,906

Mississippi (0.8%)
-----------------------------------------------------------------------------------------------------------------
         500,000 Mississippi Bus. Fin. Corp. Poll. Ctrl. Rev. Bonds
                  (Syst. Energy Res., Inc.), 5.9s, 5/1/22                       BBB-                       460,000

Missouri (0.8%)
-----------------------------------------------------------------------------------------------------------------
         500,000 MO State Hlth. & Edl. Fac. Rev. Bonds (St. Anthony's
                  Med. Ctr.), 6 1/4s, 12/1/30                                   A                         493,750

Nevada (3.2%)
-----------------------------------------------------------------------------------------------------------------
                  Clark Cnty., Indl. Dev. Rev. Bonds
         1,000,000 (NV Pwr. Co.), Ser. A, 5.9s, 11/1/32                         BBB                       895,000
         1,000,000 (Southwest Gas Corp.), Ser. B, 7 1/2s, 9/1/32                Baa2                    1,043,750

                                                                                                        ---------
                                                                                                        1,938,750

New York (7.7%)
-----------------------------------------------------------------------------------------------------------------
                  NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds
         2,000,000 Ser. C, 7 3/4s, 6/15/20                                      Aaa                     2,071,880
         1,000,000 Ser. B, 5 3/4s, 6/15/26                                      AA                      1,008,750
         1,000,000 NY State Energy Res. & Dev. Auth. Elec. Fac. Rev.
                  Bonds (Cons. Edison Co. of NY, Inc.), Ser. A,
                  7 1/2s, 1/1/26                                                A+                      1,009,910
         500,000 Port Auth. NY & NJ 144A, Ser. N18,
                  8.75s, 12/1/17                                                Aaa                       556,250

                                                                                                        ---------
                                                                                                        4,646,790

North Carolina (3.3%)
-----------------------------------------------------------------------------------------------------------------
                  NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
         1,000,000 (No. 1 Catawba Elec.), Ser. B, 6 1/2s, 1/1/20                BBB+                    1,026,250
         500,000 Ser. A, 5 3/4s, 1/1/26                                         Baa3                      461,250
         500,000 Ser. B, 5.65s, 1/1/16                                          BBB                       476,250
                                                                                                        ---------
                                                                                                        1,963,750

North Dakota (0.8%)
-----------------------------------------------------------------------------------------------------------------
         500,000 Grand Forks, Hlth. Care Syst. Rev. Bonds
                  (Altru Hlth. Syst. Oblig. Group), 7 1/8s, 8/15/24             Baa1/P                    508,125

Ohio (0.6%)
-----------------------------------------------------------------------------------------------------------------
         400,000 OH State Env. Impt. Rev. Bonds (USX Corp.),
                  5 5/8s, 5/1/29                                                Baa1                      360,000

Oklahoma (0.7%)
-----------------------------------------------------------------------------------------------------------------
         600,000 OK Dev. Fin. Auth. Rev. Bonds (Hillcrest
                  Healthcare), Ser. A, 5 5/8s, 8/15/29                          BB+                       418,500

Pennsylvania (3.6%)
-----------------------------------------------------------------------------------------------------------------
         1,000,000 Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds
                  (Environmental Impt.). Ser. A, 6.7s, 12/1/20                  Baa1                    1,020,000
         250,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
                  (Panter Creek Partners PJ), 6.65s, 5/1/10                     BBB-/P                    256,250
         1,000,000 Delaware Cnty., Indl. Dev. Auth. Rev. Bonds,
                  Ser. A, 6.2s, 7/1/19                                          BB-                        886,250

                                                                                                        ---------
                                                                                                        2,162,500

Puerto Rico (0.9%)
-----------------------------------------------------------------------------------------------------------------
         500,000 PR Elec. Pwr. Auth. IFB, FSA, 7.378s, 7/1/23                   Aaa                       539,375

South Carolina (1.1%)
-----------------------------------------------------------------------------------------------------------------
         500,000 Connector 2000 Association, Inc. SC Toll Road
                  Rev. Bonds (Southern Connector
                  Project), Ser. A, 5 3/8s, 1/1/38                              BBB                       379,375
         300,000 SC State Jobs Econ. Dev. Auth. Hosp. Fac.
                  Rev. Bonds (Palmetto Hlth. Alliance), Ser. A,
                  7 3/8s, 12/15/21                                              Baa2                      310,125

                                                                                                         --------
                                                                                                          689,500

Tennessee (8.2%)
-----------------------------------------------------------------------------------------------------------------
                  Johnson City, Hlth. & Edl. Facs. Rev. Bonds
         1,000,000 (Mtn. States Hlth.), Ser. A, 7 1/2s, 7/1/33                  Baa2                    1,005,000
         1,000,000 Ser. A2, MBIA, 8.2s, 7/1/21 (acquired 2/8/00,
                  cost 941,900) (RES)                                           Aaa                     1,055,000
         2,700,000 Metropolitan Govt. Nashville & Davidson Cnty.,
                  Tenn. Wtr. & Swr. IFB, AMBAC, 7.557s, 1/1/22                  Aaa                     2,889,000

                                                                                                        ---------
                                                                                                        4,949,000

Texas (10.4%)
-----------------------------------------------------------------------------------------------------------------
         2,400,000 Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                  (St. Luke's Lutheran Hosp.), 7.9s, 5/1/18                     AAA/P                   2,585,999
         1,000,000 Dallas-Fort Worth Intl. Arpt. Fac. Impt. Corp.
                  Rev. Bonds (American Airlines), 6 3/8s, 5/1/35                Baa1                      971,250
         2,000,000 Titus Cnty., Fresh Wtr. Supply Dist. No. 1 Poll. Rev.
                  Bonds (Southwestern Elec. Pwr. Co.), Ser. A,
                  8.2s, 8/1/11                                                  A2                      2,093,720
                  Tomball, Hosp. Auth. Rev. Bonds (Tomball
                  Regl. Hosp.)
         400,000 6 1/8s, 7/1/23                                                 Baa2                      344,500
         300,000 6s, 7/1/29                                                     BBB/P                     249,750

                                                                                                        ---------
                                                                                                        6,245,219

Virginia (2.5%)
-----------------------------------------------------------------------------------------------------------------
         600,000 Pocahontas Pkwy Assn. Toll Rd. Rev. Bonds, Ser. A,
                  5 1/2s, 8/15/28                                               Baa3                      495,000
         1,000,000 VA State Hsg. Dev. Auth. Rev. Bonds, Ser. A,
                  7.1s, 1/1/17                                                  Aa1                     1,033,750

                                                                                                        ---------
                                                                                                        1,528,750

Washington (1.7%)
-----------------------------------------------------------------------------------------------------------------
         1,000,000 King Cnty., G.O. Bonds, Ser. C, 6 1/4s, 1/1/32               Aa1                     1,041,250
-----------------------------------------------------------------------------------------------------------------
         Total Investments (cost $60,357,682) (b)                                                      59,306,609
-----------------------------------------------------------------------------------------------------------------



     (a) Percentages indicated are based on net assets of $60,305,913.



   (RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at October 31, 2000, for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 2000. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.



     (b) The aggregate identified cost on a tax basis is $60,428,946 resulting in gross unrealized appreciation and depreciation of $1,350,428 and $2,472,765, respectively, or net unrealized depreciation of $1,122,337.



   (RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 2000 was $1,055,000 or 1.7% of net assets.

   (SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 2000.
         The rates shown on Floating Rate Bonds (FRB) are the current interest rates shown at October 31, 2000, which are subject change based on the terms of the security.



         The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at October 31, 2000.



         The fund had the following industry group concentrations greater than 10% at October 31, 2000 (as a percentage of net assets):



                  Health care       24.1%
                  Transportation    18.9
                  Utilities         18.2
                  Water and sewer   17.6



----------------------------------------------------------------------------------------------------
FUTURES CONTRACTS OUTSTANDING AT OCTOBER 31, 2000

                                       Aggregate Face   Expiration              Unrealized
                  Total Value              Value          Date                  Appreciation
----------------------------------------------------------------------------------------------------
Municipal Bond
Index (long)      $11,847,938            $11,795,577      Dec-00                  $52,361
----------------------------------------------------------------------------------------------------





The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000



Assets
------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $60,357,682) (Note 1)                             $59,306,609
------------------------------------------------------------------------------
Cash                                                                    57,700
------------------------------------------------------------------------------
Interest receivable                                                  1,421,469
------------------------------------------------------------------------------
Total assets                                                        60,785,778

Liabilities
------------------------------------------------------------------------------
Payable for variation margin                                            40,906
------------------------------------------------------------------------------
Distributions payable to shareholders                                  246,413
------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                           108,296
------------------------------------------------------------------------------
Payable for investor servicing and custodian services (Note 2)           8,660
------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                          11,555
------------------------------------------------------------------------------
Payable for administrative services (Note 2)                             1,263
------------------------------------------------------------------------------
Other accrued expenses                                                  62,772
------------------------------------------------------------------------------
Total liabilities                                                      479,865
------------------------------------------------------------------------------
Net assets                                                         $60,305,913

Represented by
------------------------------------------------------------------------------
Series A remarketed preferred shares (200 shares issued
and outstanding at $50,000 per share) (Note 4)                     $10,000,000
------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized)
  (Note 1)                                                          55,813,561
------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)             (217,488)
------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)               (4,291,448)
------------------------------------------------------------------------------
Net unrealized depreciation of investments                            (998,712)
------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                         $60,305,913

Computation of net asset value
------------------------------------------------------------------------------
Series A remarketed preferred shares                               $10,000,000
------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares          21,603

------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares --
liquidation preference                                             $10,021,603
------------------------------------------------------------------------------
Net assets available to common shares                              $50,284,310
------------------------------------------------------------------------------
Net asset value per common share
($50,284,310 divided by 4,007,092 shares)                               $12.55
------------------------------------------------------------------------------



The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
Year ended October 31, 2000



Tax exempt interest income:                                           $3,976,847
--------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                         414,168
--------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                            55,770
--------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                         9,131
--------------------------------------------------------------------------------
Administrative services (Note 2)                                           3,809
--------------------------------------------------------------------------------
Auditing                                                                  30,600
--------------------------------------------------------------------------------
Other                                                                     57,184
--------------------------------------------------------------------------------
Total expenses                                                           570,662
--------------------------------------------------------------------------------
Expense reduction (Note 2)                                              (41,689)
--------------------------------------------------------------------------------
Net expenses                                                             528,973
--------------------------------------------------------------------------------
Net investment income                                                  3,447,874
--------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                        (43,283)
--------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                          708,884
--------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the year   501,234
--------------------------------------------------------------------------------
Net gain on investments                                                1,166,835
--------------------------------------------------------------------------------
Net increase in net assets resulting from operations                  $4,614,709
--------------------------------------------------------------------------------



The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS



                                                                                        Year ended October 31
                                                                                -----------------------------
                                                                                      2000               1999
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------------
Net investment income                                                           $ 3,447,874       $ 3,392,461
-------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                             665,601          (478,078)
-------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                           501,234        (4,526,104)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                                         4,614,709        (1,611,721)
-------------------------------------------------------------------------------------------------------------
Distributions to remarketed preferred shareholders:
-------------------------------------------------------------------------------------------------------------
From net investment income                                                         (400,285)         (323,140)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations applicable to common shareholders (excluding cumulative undeclared dividends on remarketed
preferred shares of $21,603 and $16,069, respectively)                            4,214,424        (1,934,861)
-------------------------------------------------------------------------------------------------------------
Distributions to common shareholders:
-------------------------------------------------------------------------------------------------------------
From net investment income                                                       (2,956,967)       (3,123,262)
-------------------------------------------------------------------------------------------------------------
In excess of net investment income                                                      --           (42,020)
-------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                           1,257,457        (5,100,143)

Net assets
-------------------------------------------------------------------------------------------------------------
Beginning of year                                                                59,048,456        64,148,599
-------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income of $217,488 and
$308,110, respectively)                                                         $60,305,913       $59,048,456
-------------------------------------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------------------------------------
Common shares outstanding at
beginning and end of year                                                         4,007,092         4,007,092
-------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at
beginning and end of year                                                               200               200
-------------------------------------------------------------------------------------------------------------



The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)



---------------------------------------------------------------------------------------------------------------------
Per-share
operating performance                                            Year ended October 31
---------------------------------------------------------------------------------------------------------------------
                                    2000             1999              1998             1997              1996
---------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                     $12.24           $13.51            $13.35           $13.02            $13.22
---------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------
Net investment income               .86              .85               .80              .86               .82
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          .29              (1.25)            .25              .36               (.13)
---------------------------------------------------------------------------------------------------------------------
Total from
investment operations               1.15             (.40)             1.05             1.22              .69
---------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------
From net
investment income
---------------------------------------------------------------------------------------------------------------------
To preferred shareholders           (.10)            (.08)             (.09)            (.09)             (.09)
---------------------------------------------------------------------------------------------------------------------
To common shareholders              (.74)            (.78)             (.80)            (.80)             (.80)
---------------------------------------------------------------------------------------------------------------------
In excess of net investment income
---------------------------------------------------------------------------------------------------------------------
To common shareholders              --               (.01)             --               --                --
---------------------------------------------------------------------------------------------------------------------
Total distributions:                (.84)            (.87)             (.89)            (.89)             (.89)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                     $12.55           $12.24            $13.51           $13.35            $13.02
---------------------------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                     $11.000          $10.688           $13.688          $12.875           $11.875
---------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------
Total return at market value
(common shares)(%)(a)               10.27            (16.97)           12.92            15.54             6.89
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund)(in thousands)          $60,306          $59,048           $64,149          $63,498           $62,166
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)        1.16             1.24              1.21             1.30              1.30
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)        6.21             5.86              5.25             5.90              5.59
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)         12.13            17.20             28.13            37.75             123.89
---------------------------------------------------------------------------------------------------------------------



(a)      Total return assumes dividend reinvestment.



(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.



(c)      Includes amounts paid through expense offset arrangements. (Note 2).

NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2000



NOTE 1
SIGNIFICANT ACCOUNTING POLICIES



Putnam Investment Grade Municipal Trust III, (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is believed to be consistent with preservation of capital. The fund intends to achieve its objective by investing in a diversified portfolio of investment grade municipal securities that Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes does not involve undue risk to income or principal.



The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.



A. SECURITY VALUATION. Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.



B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.



Interest income is recorded on the accrual basis.



C. FUTURES AND OPTIONS CONTRACTS. The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.



The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.



Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.



D. FEDERAL TAXES. It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2000, the fund had a capital loss carryover of approximately $3,893,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:



Loss Carryover             Expiration
--------------             ------------------
$   524,000                October 31, 2002
  1,863,000                October 31. 2003
    452,000                October 31, 2004
    244,000                October 31, 2005
    810,000                October 31, 2007



E. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28 day period. The applicable dividend rate for the remarketed preferred shares on October 31, 2000 was 4.15%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include a temporary difference of dividends payable, unrealized gains and losses on certain futures contracts, and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution ( or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2000, the fund required no such reclassifications.



F. DETERMINATION OF NET ASSET VALUE. Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.



G. AMORTIZATION OF BOND PREMIUM AND ACCRETION OF BOND DISCOUNT. Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue discount bonds are accreted according to the yield-to-maturity basis.



NOTE 2
MANAGEMENT FEE, ADMINISTRATIVE SERVICES AND OTHER TRANSACTIONS



Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of the average net asset value of the fund, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% of any amount over $1.5 billion.



If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 70% of the liquidation preference of the remarketed preferred shares outstanding during the period).



The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.



Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.



For the year ended October 31, 2000, fund expenses were reduced by $41,689 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.



Each Trustee of the fund receives an annual Trustee fee, of which $405 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees receive additional fees for attendance at certain committee meetings.



The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.



The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.



NOTE 3
PURCHASES AND SALES OF SECURITIES



During the year ended October 31, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $9,107,735 and $6,999,819, respectively. There were no purchases and sales of U.S. government obligations.



NOTE 4
REMARKETED PREFERRED SHARES



The remarketed preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.



It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.



Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 2000, no such restrictions have been placed on the fund.

                FINANCIAL HIGHLIGHTS AND FINANCIAL STATEMENTS FOR
                   PUTNAM INVESTMENT GRADE MUNICIPAL TRUST III
               FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)



PUTNAM INVESTMENT GRADE MUNICIPAL TRUST III'S PORTFOLIO
April 30, 2001 (Unaudited)



KEY TO ABBREVIATIONS



AMBAC             -- AMBAC Indemnity Corporation
COP               -- Certificate of Participation
FGIC              -- Financial Guaranty Insurance Company
FRB               -- Floating Rate Bonds
FSA               -- Financial Security Assurance
G.O. Bonds        -- General Obligation Bonds
IFB               -- Inverse Floating Rate Bonds
IF COP            -- Inverse Floating Rate Certificate of Participation
MBIA              -- Municipal Bond Investors Assurance Corporation
VRDN              -- Variable Rate Demand Notes



MUNICIPAL BONDS AND NOTES (97.7%) (a)
PRINCIPAL AMOUNT                                                                RATING (RAT)         VALUE
Alaska (1.7%)
----------------------------------------------------------------------------------------------------------
$        1,000,000 Valdez, Marine Term. Rev. Bonds (Sohio Pipeline),
                  7 1/8s, 12/1/25                                               AA+             $1,043,640

Arkansas (0.6%)
----------------------------------------------------------------------------------------------------------
         400,000 Baxter Cnty., Hosp. Rev. Bonds,
                  Ser. B, 5 5/8s, 9/1/28                                        Baa2               364,000

California (2.7%)
----------------------------------------------------------------------------------------------------------
         500,000 CA Statewide Cmntys. Dev. Auth. COP
                  (The Internext Group), 5 3/8s, 4/1/30                         BBB                450,000
         1,000,000 San Diego Cnty., Wtr. Auth. IF COP, FGIC,
                  8.498s, 4/23/08 (SEG)                                         Aaa              1,180,000

                                                                                                 ---------
                                                                                                 1,630,000

Colorado (9.9.%)
----------------------------------------------------------------------------------------------------------
         8,700,000 CO Pub. Hwy. Auth. Rev. Bonds (E-470 Pub. Hwy.),
                  Ser. B, zero %, 9/1/35                                        Baa3               685,125
         1,000,000 CO Springs, Hosp. Rev. Bonds, 6 3/8s, 12/15/30               A3               1,018,750
                  Denver, City & Cnty. Arpt. Rev. Bonds
         2,205,000 Ser. A, 8 3/4s, 11/15/23                                     A2               2,297,434
                  795,000 Ser. A, 8 3/4s, 11/15/23, Prerefunded                 Aaa                833,414
         1,000,000 Ser. D, 7 3/4s, 11/15/13                                     A                1,215,000

                                                                                                 ---------
                                                                                                 6,049,723


District of Columbia (0.6%)
----------------------------------------------------------------------------------------------------------
         350,000 DC Tobacco Settlement Fin. Corp. Rev. Bonds,
                  6 3/4s, 5/15/40                                               A1                 358,750


                                      S-48

Florida (2.2%)
----------------------------------------------------------------------------------------------------------
         1,000,000 Escambia Cnty., Hlth. Facs. Auth. Rev. Bonds
                  (Baptist Hosp. & Baptist Manor),
                  5 1/8s, 10/1/19                                               A3                 858,750
         500,000 Orange Cnty., Hlth. Facs. Auth. Rev. Bonds
                  (Regl. Healthcare Syst.), Ser. E, 6s, 10/1/26                 A2                 505,625

                                                                                                 ---------
                                                                                                 1,364,375

Georgia (0.9%)
----------------------------------------------------------------------------------------------------------
                  GA Med. Ctr. Hosp. Auth. IFB, MBIA
         200,000 6.367s, 8/1/10                                                 Aaa                217,500
         300,000 6.367s, 8/1/10, Prerefunded                                    Aaa                335,250

                                                                                                  --------
                                                                                                   552,750

Illinois (3.8%)
----------------------------------------------------------------------------------------------------------
         1,500,000 Chicago, O'Hare Intl. Arpt. Special Fac.
                  Rev. Bonds (American Airlines, Inc.),
                  8.2s, 12/1/24                                                 Baa1             1,657,500
         750,000 IL Dev. Fin. Auth. Hosp. Rev. Bonds
                  (Adventist Hlth. Syst./Sunbelt Obligation),
                  5.65s, 11/15/24                                               A-                 672,188

                                                                                                 ---------
                                                                                                 2,329,688

Indiana (4.9%)
----------------------------------------------------------------------------------------------------------
         1,000,000 Indianapolis, Indl. Arpt. Auth. Special Fac.
                  Rev. Bonds (United Air Lines, Inc.),
                  Ser. A, 6 1/2s, 11/15/31                                      Baa3               945,000
         2,000,000 Marion Cnty., Ind. Convention & Recreational Fac.
                  Auth. Rev. Bonds (Excise Tax Rev. Lease Rental),
                  Ser. A, AMBAC, 7s, 6/1/21                                     Aaa              2,043,638

                                                                                                 ---------
                                                                                                 2,988,638

Kansas (4.0%)
----------------------------------------------------------------------------------------------------------
         2,400,000 Burlington, Poll. Control Rev. Bonds
                  (Kansas Gas & Electric Co.), MBIA, 7s, 6/1/31                 Aaa              2,452,896

Kentucky (2.4%)
----------------------------------------------------------------------------------------------------------
         1,000,000 Boone Cnty., Poll. Control Rev. Bonds
                  (Dayton Pwr. & Lt. Co.), Ser. A, 6 1/2s, 11/15/22             A2               1,031,250
         400,000 KY Econ. Dev. Fin. Auth. Hlth. Syst. Rev. Bonds
                  (Norton Healthcare, Inc.), Ser. A, 6 5/8s, 10/1/28            BBB/P              408,000

                                                                                                 ---------
                                                                                                 1,439,250

Louisiana (2.4%)
----------------------------------------------------------------------------------------------------------
         1,420,000 Beauregard, Parish Rev. Bonds
                  (Boise Cascade Corp.), 7 3/4s, 6/1/21                         Baa3             1,450,005


                                      S-49

Massachusetts (7.0%)
----------------------------------------------------------------------------------------------------------
         1,000,000 MA State Dev. Fin. Agcy. Rev. Bonds
                  (MA Biomedical Research),
                  Ser. C, 6 1/4s, 8/1/20                                        A2               1,026,250
         750,000 MA State Hlth & Edl. Fac. Auth. IFB
                  (Med. Ctr. of Central MA),
                  Ser. B, AMBAC, 9.17s, 6/23/22                                 Aaa                885,938
         1,000,000 MA State Hsg. Fin. Agcy. Rev. Bonds,
                  Ser. 53, MBIA, 6.15s, 12/1/29                                 Aaa              1,021,250
         830,000 MA State Port Auth. Rev. Bonds, 13s, 7/1/13                    Aaa              1,304,138

                                                                                                 ---------
                                                                                                 4,237,576

Minnesota (1.6%)
----------------------------------------------------------------------------------------------------------
         920,000 SCA Multi-Fam. Mtge. Rev. Bonds (Burnsville),
                  Ser. A-9, FSA, 7.1s, 1/1/30                                   Aaa                985,550

Mississippi (0.8%)
----------------------------------------------------------------------------------------------------------
         500,000 Mississippi Bus. Fin. Corp. Poll. Control Rev. Bonds
                  (Syst. Energy Resources, Inc.), 5.9s, 5/1/22                  BBB-               462,500

Missouri (0.8%)
----------------------------------------------------------------------------------------------------------
         500,000 MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
                  (St. Anthony's Med. Ctr.), 6 1/4s, 12/1/30                    A2                 514,375

Nevada (1.7%)
----------------------------------------------------------------------------------------------------------
         1,000,000 Clark Cnty., Indl. Dev. Rev. Bonds
                  (Southwest Gas Corp.), Ser. B, 7 1/2s, 9/1/32                 Baa2             1,040,000

New Jersey (0.8%)
----------------------------------------------------------------------------------------------------------
         500,000 NJ Healthcare Fac. Fin. Auth. Rev. Bonds
                  (St. Peters Univ. Hosp.), Ser. A, 6 7/8s, 7/1/30              Baa2               496,250

New York (7.7%)
----------------------------------------------------------------------------------------------------------
                  NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds
         2,000,000 Ser. C, 7 3/4s, 6/15/20                                      Aaa              2,040,860
         1,000,000 Ser. B, 5 3/4s, 6/15/26                                      AA               1,036,250
         1,000,000 NY State Energy Res. & Dev. Auth. Elec. Fac.
                  Rev. Bonds (Cons. Edison Co. of NY, Inc.),
                  Ser. A, 7 1/2s, 1/1/26                                        A1               1,008,100
         500,000 Port Auth. NY & NJ 144A, Ser. N18, 8 3/4s,
                  12/1/17 (acquired 7/19/00, cost $523,445) (RES)               Aaa                593,125

                                                                                                 ---------
                                                                                                 4,678,335
North Carolina (3.3%)
----------------------------------------------------------------------------------------------------------
                  NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
         1,000,000 (No. 1 Catawba Elec.), Ser. B, 6 1/2s, 1/1/20                Baa1             1,027,500
         500,000 Ser. A, 5 3/4s, 1/1/26                                         BBB                472,500
         500,000 Ser. B, 5.65s, 1/1/16                                          BBB                478,750

                                                                                                 ---------
                                                                                                 1,978,750


                                      S-50

North Dakota (0.8%)
----------------------------------------------------------------------------------------------------------
         500,000 Grand Forks, Healthcare Syst. Rev. Bonds
                  (Altru Hlth. Syst. Oblig. Group), 7 1/8s, 8/15/24             Baa1               513,750

Ohio (0.6%)
----------------------------------------------------------------------------------------------------------
         400,000 OH State Env. Impt. Rev. Bonds (USX Corp.),
                  5 5/8s, 5/1/29                                                Baa1               341,000

Oklahoma (0.7%)
----------------------------------------------------------------------------------------------------------
         600,000 OK Dev. Fin. Auth. Rev. Bonds (Hillcrest
                  Healthcare), Ser. A, 5 5/8s, 8/15/29                          B2                 402,000

Pennsylvania (7.1%)
----------------------------------------------------------------------------------------------------------
         1,000,000 Bucks Cnty., Indl. Dev. Auth. Env. Impt. Rev. Bonds
                  (USX Corp.), 5.6s, 3/1/33                                     Baa1               855,000
         250,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
                  (Panter Creek Partners), 6.65s, 5/1/10                        BBB-               258,750
         500,000 Chester Cnty., Hlth. & Ed. Fac. Auth. Hosp.
                  Rev. Bonds (Chester Cnty. Hosp.),
                  Ser. A, 6 3/4s, 7/1/31                                        Baa1               488,125
         1,000,000 Delaware Cnty., Indl. Dev. Auth. Rev. Bonds,
                  Ser. A, 6.2s, 7/1/19                                          BBB                942,500
         750,000 PA Econ. Dev. Fin. Auth. Rev. Bonds
                  (Colver Project), Ser. D, 7.05s, 12/1/10                      BBB-               775,313
         1,000,000 Scranton, G.O. Bonds, Ser. C, 7.1s, 9/1/31                   BB/P               968,750

                                                                                                 ---------
                                                                                                 4,288,438

Puerto Rico (2.2%)
----------------------------------------------------------------------------------------------------------
         800,000 Cmnwlth. of PR, Govt. Dev. Bank VRDN,
                  MBIA, 3.95s, 12/1/15                                          VMIG1              800,000
         500,000 PR Elec. Pwr. Auth. IFB, FSA, 7.928s, 7/1/23                   Aaa                548,750

                                                                                                 ---------
                                                                                                 1,348,750
South Carolina (2.0%)
----------------------------------------------------------------------------------------------------------
         300,000 SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
                  (Palmetto Hlth. Alliance), Ser. A, 7 3/8s, 12/15/21           Baa2               302,250
         500,000 SC Tobacco Settlement Rev. Mgt. Auth.
                  Rev. Bonds, Ser. B, 6 3/8s, 5/15/28                           A1                 497,500
         500,000 SC Toll Road Rev. Bonds (Southern Connector
                  Project), Ser. A, 5 3/8s, 1/1/38                              BBB-               388,125

                                                                                                 ---------
                                                                                                 1,187,875

Tennessee (8.3%)
----------------------------------------------------------------------------------------------------------
                  Johnson City, Hlth. & Edl. Facs. Hosp. Board
                  Rev. Bonds
         1,000,000 144A, Ser. A2, MBIA, FRB, 8.2s, 7/1/21
                  (acquired 2/8/00, cost $941,900) (RES)                        Aaa              1,103,750
         1,000,000 (Mountain States Hlth.), Ser. A, 7 1/2s, 7/1/33              Baa2             1,000,000
         2,700,000 Metropolitan Govt. Nashville & Davidson Cnty.,
                  Tenn. Wtr. & Swr. IFB, AMBAC, 9.23s, 1/1/22                   Aaa              2,918,241

                                                                                                 ---------
                                                                                                 5,021,991


                                      S-51

Texas (11.9%)
----------------------------------------------------------------------------------------------------------
         2,400,000 Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                  (St. Luke's Lutheran Hosp.), 7.9s, 5/1/18                     AAA/P            2,598,000
         1,000,000 Dallas-Fort Worth Intl. Arpt. Fac. Impt. Corp.
                  Rev. Bonds (American Airlines, Inc.),
                  6 3/8s, 5/1/35                                                Baa3               978,750
         1,000,000 Gulf Coast Waste Disp. Auth. Rev. Bonds
                  (Valero Energy Corp.), 6.65s, 4/1/32                          Baa3             1,001,250
         2,000,000 Titus Cnty., Fresh Wtr. Supply Dist. No. 1 Poll.
                  Rev. Bonds. (Southwestern Elec. Pwr. Co.),
                  Ser. A, 8.2s, 8/1/11                                          A2               2,058,380
                  Tomball, Hosp. Auth. Rev. Bonds
                  (Tomball Regl. Hosp)
         400,000 6 1/8s, 7/1/23                                                 Baa2               349,000
         300,000 6s, 7/1/29                                                     Baa2               253,125

                                                                                                 ---------
                                                                                                 7,238,505

Virginia (2.5%)
----------------------------------------------------------------------------------------------------------
         600,000 Pocahontas Parkway Assn. Toll Rd. Rev. Bonds,
                  Ser. A, 5 1/2s, 8/15/28                                       Baa3               507,000
         1,000,000 VA State Hsg. Dev. Auth. Rev. Bonds,
                  Ser. A, 7.1s, 1/1/17                                          Aa1              1,027,530

                                                                                                 ---------
                                                                                                 1,534,530

Washington (1.8%)
----------------------------------------------------------------------------------------------------------
         1,000,000 King Cnty., G.O. Bonds, Ser. C, 6 1/4s, 1/1/32               Aa1              1,063,750
----------------------------------------------------------------------------------------------------------
                  Total Investments (cost $59,399,894) (b)                                     $59,357,640
----------------------------------------------------------------------------------------------------------



(a)      Percentages indicated are based on net assets of $60,767,892.



(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at April 30, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 2001. Securities rated by Putnam are indicated by "/P" and are not publicly rated.



(b) The aggregate identified cost on a tax basis is $59,471,158, resulting in gross unrealized appreciation and depreciation of $1,818,351 and $1,931,869, respectively, or net unrealized depreciation of $113,518.



(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at April 30, 2001 was $1,696,875, or 2.8% of net assets.



(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April 30, 2001.

         144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.



         The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and FRB and VRDN are the current interest rates at April 30, 2001



         The fund had the following industry group concentrations greater than 10% at April 30, 2001 (as a percentage of net assets):
                  Utilities                          22.1%
                  Health care/Hospitals     17.5
                  Transportation            14.3



-----------------------------------------------------------------------------------------------
Futures Contracts Outstanding at April 30, 2001 (Unaudited)

                                    Aggregate Face            Expiration        Unrealized
                  Total Value                Value                 Date        Depreciation
-----------------------------------------------------------------------------------------------
Municipal Bond
Index (long)      $7,572,656              $7,718,350               Jun-01       $(145,694)
-----------------------------------------------------------------------------------------------




The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001 (Unaudited)



Assets
--------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $59,399,894) (Note 1)                               $59,357,640
--------------------------------------------------------------------------------
Cash                                                                     584,484
--------------------------------------------------------------------------------
Interest receivable                                                    1,296,982
--------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                  11,719
--------------------------------------------------------------------------------
Total assets                                                          61,250,825

Liabilities
--------------------------------------------------------------------------------
Distributions payable to shareholders                                    246,436
--------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                             103,653
--------------------------------------------------------------------------------
Payable for investor servicing and custodian services (Note 2)             6,837
--------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                             11,918
--------------------------------------------------------------------------------
Payable for administrative services (Note 2)                               1,297
--------------------------------------------------------------------------------
Other accrued expenses                                                   112,792
--------------------------------------------------------------------------------
Total liabilities                                                        482,933
--------------------------------------------------------------------------------
Net assets                                                           $60,767,892

Represented by
--------------------------------------------------------------------------------
Series A remarketed preferred shares (200 shares issued
and outstanding at $50,000 per share) (Note 4)                       $10,000,000
--------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized)
  (Note 1)                                                            55,813,561
--------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)              (284,961)
--------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                (4,572,760)
--------------------------------------------------------------------------------
Net unrealized depreciation of investments                             (187,948)
--------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                           $60,767,892

Computation of net asset value
--------------------------------------------------------------------------------
Series A remarketed preferred shares                                 $10,000,000
--------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares             3,507

--------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares --
liquidation preference                                               $10,003,507
--------------------------------------------------------------------------------
Net assets available to common shares                                $50,764,385
--------------------------------------------------------------------------------
Net asset value per common share
($50,764,385 divided by 4,007,092 shares)                                 $12.67
--------------------------------------------------------------------------------



The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
Six months ended April 30, 2001 (Unaudited)



Tax exempt interest income:                                           $1,971,527
--------------------------------------------------------------------------------
Expenses:
--------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                         207,926
--------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                            28,726
--------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                          4,176
--------------------------------------------------------------------------------
Administrative services (Note 2)                                           1,970
--------------------------------------------------------------------------------
Reports to shareholders                                                   38,337
--------------------------------------------------------------------------------
Other                                                                    100,225
--------------------------------------------------------------------------------
Total expenses                                                           381,360
--------------------------------------------------------------------------------
Expense reduction (Note 2)                                              (27,939)
--------------------------------------------------------------------------------
Net expenses                                                             353,421
--------------------------------------------------------------------------------
Net investment income                                                  1,618,106
--------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                       (590,057)
--------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                          308,745
--------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the period                                      810,764
--------------------------------------------------------------------------------
Net gain on investments                                                  529,452
--------------------------------------------------------------------------------
Net increase in net assets resulting from operations                  $2,147,558
--------------------------------------------------------------------------------




The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS



                                                                              Six months ended          Year ended
                                                                                      April 30          October 31
                                                                                          2001*               2000
------------------------------------------------------------------------------------------------------------------
Increase in net assets
------------------------------------------------------------------------------------------------------------------
Operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                                                              $ 1,618,106         $ 3,447,874
------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                               (281,312)            665,601
------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                             810,764             501,234
------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 2,147,558           4,614,709
------------------------------------------------------------------------------------------------------------------
Distributions to remarketed preferred shareholders (Note 1):
------------------------------------------------------------------------------------------------------------------
From net investment income                                                            (207,122)           (400,285)
------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations applicable to common shareholders (excluding cumulative undeclared dividends on remarketed
preferred shares of $3,507 and $21,603, respectively)                                1,940,436           4,214,424
------------------------------------------------------------------------------------------------------------------
Distributions to common shareholders (Note 1):
------------------------------------------------------------------------------------------------------------------
From net investment income                                                          (1,478,457)         (2,956,967)
------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                           461,979           1,257,457

Net assets
------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                 60,305,913          59,048,456
------------------------------------------------------------------------------------------------------------------
End of period (including distributions in excess
of net investment income of $284,961
and $217,488, respectively)                                                        $60,767,892         $60,305,913
------------------------------------------------------------------------------------------------------------------
Number of fund shares
------------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning
and end of period                                                                    4,007,092           4,007,092
------------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding
at beginning and end of period                                                             200                 200
------------------------------------------------------------------------------------------------------------------



* Unaudited




The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)



------------------------------------------------------------------------------------------------------------------------------------
                                    Six months
                                    ended
Per-share                           April 30
operating performance               (Unaudited)                                 Year ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                    2001             2000              1999              1998             1997            1996
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                     $12.55           $12.24            $13.51            $13.35           $13.02          $13.22
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)           .40              .86               .85               .80              .86             .82
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          .14              .29               (1.25)            .25              .36             (.13)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations               .54              1.15              (.40)            1.05              1.22            .69
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders           (.05)            (.10)             (.08)             (.09)            (.09)           (.09)
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders              (.37)            (.74)             (.78)             (.80)            (.80)           (.80)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders              --               --                (.01)             --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions:                (.42)            (.84)             (.87)            (.89)             (.89)           (.89)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period
(common shares)                     $12.67           $12.55            $12.24            $13.51           $13.35          $13.02
------------------------------------------------------------------------------------------------------------------------------------
Market value,
end of period
(common shares)                     $11.630          $11.000           $10.688           $13.688          $12.875         $11.875
------------------------------------------------------------------------------------------------------------------------------------
Total return at
market value
(common shares)(%)(b)               9.11*            10.27             (16.97)           12.92            15.54           6.89
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund)(in thousands)          $60,768          $60,306           $59,048           $64,149          $63,498         $62,166
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)        .75*             1.16              1.24              1.21             1.30            1.30
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(c)        2.80*            6.21              5.86              5.25             5.90            5.59
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)         18.70*           12.13             17.20             28.13            37.75           123.89
------------------------------------------------------------------------------------------------------------------------------------



* Not annualized.



(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



(b)      Total return assumes dividend reinvestment.



(c) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.



(d)      Includes amounts paid through expense offset arrangements (Note 2).

NOTES TO FINANCIAL STATEMENTS
April 30, 2001 (Unaudited)



NOTE 1
SIGNIFICANT ACCOUNTING POLICIES



Putnam Investment Grade Municipal Trust III, (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is believed to be consistent with preservation of capital. The fund intends to achieve its objective by investing in a diversified portfolio of investment grade municipal securities that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes does not involve undue risk to income or principal.



The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.



A. SECURITY VALUATION. Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.



B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.



Interest income is recorded on the accrual basis.



C. FUTURES AND OPTIONS CONTRACTS. The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.



The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in values of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.



Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.



D. FEDERAL TAXES. It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.



At October 31, 2000, the fund had a capital loss carryover of approximately $3,893,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:



Loss Carryover             Expiration
-------------------        -------------
$  524,000                 October 31, 2002
 1,863,000                 October 31, 2003
   452,000                 October 31, 2004
   244,000                 October 31, 2005
   810,000                 October 31, 2007



E. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period. The applicable dividend rate for the remarketed preferred shares on April 30, 2001 was 3.60%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.



F. DETERMINATION OF NET ASSET VALUE. Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.



G. AMORTIZATION OF BOND PREMIUM AND ACCRETION OF BOND DISCOUNT. Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield-to-maturity basis.



NOTE 2
MANAGEMENT FEE, ADMINISTRATIVE SERVICES AND OTHER TRANSACTIONS



Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average weekly net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of the average net asset value of the fund, 0.60% of the next $500 million, 0.55% of the next $500 million and 0.50% of any amount over $1.5 billion.



If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).



The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.



Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.



The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended April 30, 2001, the fund's expenses were reduced by $27,939 under these arrangements.



Each independent Trustee of the fund receives an annual Trustee fee, of which $426 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.



The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.



NOTE 3
PURCHASES AND SALES OF SECURITIES



During the six months ended April 30, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $10,973,423 and $12,106,151, respectively. There were no purchases and sales of U.S. government obligations.



NOTE 4
REMARKETED PREFERRED SHARES



The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.



It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.



Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 2001, no such restrictions have been placed on the fund.



NOTE 5
NEW ACCOUNTING PRONOUNCEMENT



In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The fund has not at this time quantified the impact, if any, resulting from the adoption of this principle on the financial statements.



NOTE 6
ACTIONS BY THE TRUSTEES



The Trustees have approved a merger of this fund into Putnam Investment Grade Municipal Trust II, a closed-end fund with virtually identical investment policies. The merger is intended to benefit the fund through higher yields expected to result from the increased size of the combined fund. Putnam Investment Grade Municipal Trust III has approximately $61 million in assets. The transaction is scheduled to occur in July of this year. It is subject to a number of conditions and there is no guarantee it will occur. After the merger, the combined fund intends, subject to Trustee approval, and market conditions, to issue additional preferred shares to provide additional income potential to the common shareholders.

                                                                 Appendix A-1


                           PUTNAM MUNICIPAL BOND FUND

                            AMENDMENT NO. 6 TO BYLAWS

         WHEREAS, Section 1 of Article III of the Amended and Restated Agreement and Declaration of Trust dated July 23, 2001 (the "Declaration of Trust") of Putnam Municipal Bond Fund (the "Trust"), a copy which is on file in the Office of the Secretary of State of The Commonwealth of Massachusetts, provides that the trustees of the Trust (the "Trustees") may, without shareholder approval, authorize one or more classes of shares (which classes may be divided into two or more series), shares of each such class or series having such preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, as the Trustees may determine and as shall be set forth in the Bylaws of the Trust;

         WHEREAS, Section 3 of Article IV of the Declaration of Trust provides that the Trustees may amend and repeal the Bylaws of the Trust to the extent that such Bylaws do not reserve that right to the shareholders of one or more classes or series of shares of the Trust;

         WHEREAS, Article 12, Section 12.1, Part I, paragraph 6(c) and
Article 12, Section 12.2, Part I, paragraph 6(c) of the Bylaws of the Trust prohibit the Trust from authorizing any class or series of shares of beneficial interest ranking prior to or on parity with the Trust's Remarketed Preferred Shares, Series A; Remarketed Preferred Shares, Series B and Municipal Income Preferred Shares (the "Existing Preferred Shares") without the affirmative vote or consent of holders of at least a majority of the Existing Preferred Shares;

         WHEREAS, Article 12, Section 12.1, Part I, paragraph 6(c) and
Article 12, Section 12.2, Part I, paragraph 6(c) of the Bylaws of the Trust provide that the Trust may not amend, alter or repeal the provisions of the Bylaws, except where such amendment does not affect materially and adversely any preference, right or power of the Existing Preferred Shares or the holders thereof;

         WHEREAS, Article 12, Section 12.1, Part I, paragraph 4(e) and
Article 12, Section 12.2, Part I, paragraph 4(e) of the Bylaws of the Trust provide that, in the case of an optional redemption with respect to the Existing Preferred Shares, any notice of redemption shall be given to the Paying Agent, the Securities Depository and the Remarketing Agent not less than 20 nor more than 30 days prior to the earliest date upon which any such optional redemption may occur;

         WHEREAS, Article 12, Section 12.1, Part I, paragraph 4(h) and
Article 12, Section 12.2, Part I, paragraph 4(h) of the Bylaws of the Trust provide that, upon giving a notice of redemption with respect to the Existing Preferred Shares and depositing with the Paying Agent the funds necessary to effect such redemption, the Existing Preferred Shares shall no longer be deemed outstanding for any purpose and all rights of the holders of the Existing Preferred Shares other than the right to receive the redemption price will cease and terminate;

         WHEREAS, Article 12, Section 12.1, Part I, paragraph 4(a) and
Article 12, Section 12.2, Part I, paragraph 4(a) of the Bylaws of the Trust permit the Trust to redeem the Existing Preferred Shares of the Trust, in whole or in part, out of funds legally available therefor; and

         WHEREAS, pursuant to authority expressly vested in the Trustees of the Trust by Section 1 of Article III of the Declaration of Trust, the Trustees have authorized, in addition to the Trust's common shares and subject to the redemption of all of the Existing Preferred Shares, a class of 5,320 preferred shares, without par value, liquidation preference $25,000 per share plus accumulated but unpaid dividends thereon, if any (whether or not earned or declared), divided into one series of 2,920 preferred shares and one series of 2,400 preferred shares, designated respectively Auction Rate Municipal Preferred Shares, Series A and Auction Rate Municipal Preferred Shares, Series B.

     NOW, THEREFORE, the Bylaws of the Trust are hereby amended as follows:

     1. Article 12, Section 12.1, Part I, paragraph 4(f) and Article 12,
Section 12.2, Part I, paragraph 4(f) are hereby amended by adding at the end thereof the following:

"The Trust may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph 4(a) of this Section that such redemption is subject to one or more conditions precedent and that the Trust shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption."

     2. Article 12, Section 12.1, Part I, paragraph 4(i) and Article 12,
Section 12.2, Part I, paragraph 4(i) are hereby amended by adding at the end thereof the following:

"; provided, however, that the foregoing shall not apply in the case of the Trust's failure to deposit in trust with the Paying Agent the funds necessary for a redemption with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption."

     3. Article 12, Section 12.1, Part I, paragraph 4(a) and Article 12,
Section 12.2, Part I, paragraph 4(a) are hereby amended by deleting therefrom the last sentence thereof.

     4. Article 12, Section 12.1, Part I, paragraph 4(e)(A) and Article 12,
Section 12.2, Part I, paragraph 4(e)(A) are hereby amended by deleting subparagraph (A) thereof and by adding, in its place, the following:

"(A) in the case of a redemption pursuant to paragraph 4(a) of this Part I, by the Trust to the Paying Agent, the Securities Depository (and any other Holder) and the Remarketing Agent, by telephone, not later than 1:00 p.m. New York City time (and later confirmed in writing) not less than three (3) days prior to the earliest date upon which any such redemption may occur and."

     5. Effective upon and subject to the redemption of all of the Existing Preferred Shares:

         a.  ARTICLE 12 of the Bylaws is hereby deleted.

         b.  A new ARTICLE 12 shall be added as follows:

                                   ARTICLE 12

                          Shares of Beneficial Interest

12. The Trust has an unlimited number of Common Shares, without part value, which may be issued from time to time by the Trustees of the Trust.

         12.1 STATEMENT CREATING TWO SERIES OF AUCTION RATE MUNICIPAL PREFERRED SHARES.

                                   DESIGNATION

         SERIES A: A series of 2,920 shares of preferred shares of beneficial interest, without par value, liquidation preference $25,000 per share plus accumulated but unpaid dividends, if any, thereon (whether or not earned or declared), is hereby designated "Auction Rate Municipal Preferred Shares, Series A" and is referred to below as "Series A AMPS(R)." Each of the 2,920 shares of Series A AMPS issued on __________, 2001 shall, for purposes hereof, be deemed to have a Date of Original Issue of __________, 2001; have an Applicable Rate for its Initial Rate Period equal to ____% per annum; have an initial Dividend Payment Date of ________, 2001; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust, as amended and restated, applicable to the Series A AMPS, as set forth in Part I and Part II of this Article 12. Any shares of Series A AMPS issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series A AMPS, shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to the Series A AMPS, as set forth in Part I and Part II of this Article 12. The Series A AMPS shall constitute a separate series of preferred shares of beneficial interest of the Trust, and each share of Series A AMPS shall be identical except as provided in this Section 12.1.

         SERIES B: A series of 2,400 shares of preferred shares, of beneficial interest without par value, liquidation preference $25,000 per share plus accumulated but unpaid dividends, if any, thereon (whether or not earned or declared), is hereby designated "Auction Rate Municipal Preferred Shares, Series B" and is referred to below as "Series B AMPS," and, together with the Series A AMPS, the "Preferred Shares." Each of the 2,400 shares of Series B AMPS issued on __________, 2001 shall, for purposes hereof, be deemed to have a Date of Original Issue of __________, 2001; have an Applicable Rate for its Initial Rate Period equal to ____% per annum; have an initial Dividend Payment Date of ________, 2001; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust, as amended and restated, applicable to the Series B AMPS, as set forth in Part I and Part II of this Article 12. Any shares of Series B AMPS issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series B AMPS, shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to the Series B AMPS, as set forth in Part I and Part II of this Article 12. The Series B AMPS shall constitute a separate series of preferred shares of beneficial interest of the Trust, and each share of Series B AMPS shall be identical except as provided in this Section 12.1.

                                   DEFINITIONS

         As used in Parts I and II of this Section 12.1, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

         (a) "`AA' Composite Commercial Paper Rate," on any date for any Rate Period of shares of a series of Preferred Shares, shall mean (i) (A) in the case of any Minimum Rate Period or any Special Rate Period of fewer than 49 Rate Period Days, the interest equivalent of the 30-day rate; provided, however, that if such Rate Period is a Minimum Rate Period and the "AA" Composite Commercial Paper Rate is being used to determine the Applicable Rate for shares of such series when all of the Outstanding shares of such series are subject to Submitted Hold Orders, then the interest equivalent of the seven-day rate, and (B) in the case of any Special Rate Period of (1) 49 or more but fewer than 70 Rate Period Days, the interest equivalent of the 60-day rate; (2) 70 or more but fewer than 85 Rate Period Days, the arithmetic average of the interest equivalent of the 60-day and 90-day rates;
(3) 85 or more but fewer than 99 Rate Period Days, the interest equivalent of the 90-day rate; (4) 99 or more but fewer than 120 Rate Period Days, the arithmetic average of the interest equivalent of the 90-day and 120-day rates; (5) 120 or more but fewer than 141 Rate Period Days, the interest equivalent of the 120-day rate; (6) 141 or more but fewer than 162 Rate Period Days, the arithmetic average of the 120-day and 180-day rates; and (7) 162 or more but fewer than 183 Rate Period Days, the interest equivalent of the 180-day rate, in each case on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day next preceding such date; or (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Trust to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Trust does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of the discount rate times the number of days until such commercial paper matures and the denominator of which shall be 360.

         (b) "Accountant's Confirmation" shall have the meaning specified in paragraph 7(c) of Part I of this Section 12.1.

         (c) "Additional Dividend" means payment to a Holder of Preferred Shares of an amount equal to the amount of Federal income taxes payable by a Holder of Preferred Shares on a Retroactive Taxable Allocation. Such Additional Dividend shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Holder of Preferred Shares is subject to the Federal alternative minimum tax with respect to dividends received from the Trust; and (iii) assuming that each Retroactive Taxable Allocation and each Additional Dividend (except to the extent such Additional Dividend is designated as an exempt-interest dividend under
Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each Holder of Preferred Shares at the maximum marginal regular Federal individual income tax rate applicable to ordinary income or net capital gain, as applicable, or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or net capital gain, as applicable, which ever is greater, in effect at the time such Additional Dividend is made.

         (d) "Affected Series" shall have the meaning specified in paragraph 5(c)(i) of Part I of this Section 12.1.

         (e) "Affiliate" shall mean, for purposes of the definition of "Outstanding," any Person known to the Auction Agent to be controlled by, in control of or under common control with the Trust; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Trust shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation one of the trustees, directors or executive officers of which is a trustee of the Trust be deemed to be an Affiliate solely because such trustee, director or executive officer is also a trustee of the Trust.

         (f) "Agent Member" shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.

         (g) "Annual Valuation Date" shall mean the last Business Day of each April of each year.

         (h) "Applicable Rate" shall have the meaning specified in paragraph 2(e)(i) of Part I of this Section 12.1.

         (i) "Auction" shall mean each periodic implementation of the Auction Procedures.

         (j) "Auction Agency Agreement" shall mean the agreement between the Trust and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of a series of Preferred Shares so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

         (k) "Auction Agent" shall mean the entity appointed as such by a resolution of the Trustees in accordance with paragraph 6 of Part II of this Section 12.1.

         (l) "Auction Date," with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.

         (m) "Auction Procedures" shall mean the procedures for conducting Auctions set forth in Part II of this Section 12.1.

         (n) "Available Preferred Shares" shall have the meaning specified in paragraph 3(a) of Part II of this Section 12.1.

         (o) "Benchmark Rate" shall have the meaning specified in paragraph 3(b)(iii) of Part II of this Section 12.1.

         (p) "Beneficial Owner," with respect to shares of a series of Preferred Shares, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

         (q) "Bid" and "Bids" shall have the respective meanings specified in paragraph 1(a) of Part II of this Section 12.1.

         (r) "Bidder" and "Bidders" shall have the respective meanings specified in paragraph 1(a) of Part II of this Section 12.1; provided, however, that neither the Trust nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Trust may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

         (s) "Broker-Dealer" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of this Section 12.1, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Trust and has entered into a Broker-Dealer Agreement that remains effective.

         (t) "Broker-Dealer Agreement" shall mean an agreement among the Trust, the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of this
Section 12.1.

         (u) "Business Day" shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York, are authorized by law to close.

         (v) "Closing Transaction" shall have the meaning specified in paragraph 13(a)(i)(A) of Part I of this Section 12.1.

         (w)      "Code" means the Internal Revenue Code of 1986, as amended.

         (x) "Commercial Paper Dealers" shall mean Lehman Commercial Paper Incorporated, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and any other commercial paper dealer selected by the Trust as to which Moody's, Fitch or any substitute rating agency then rating the Preferred Shares shall not have objected or, in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer.

         (y) "Common Shares" shall mean the common shares of beneficial interest of the Trust.

         (z) "Cure Date" shall mean the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.

         (aa) "Date of Original Issue," with respect to shares of a series of Preferred Shares, shall mean the date on which the Trust initially issued such shares.

         (bb) "Declaration of Trust" shall have the meaning specified on the first page of this Section 12.1.

         (cc) "Deposit Securities" shall mean cash and Municipal Obligations rated at least P-1, MIG-1 or VMIG-1 by Moody's or _______ by Fitch.

         (dd)     "Discounted Value," as of any Valuation Date, shall mean,
(i) with respect to a Fitch Eligible Asset or Moody's Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of the Market Value thereof divided by the Fitch Discount Factor for a Fitch Eligible Asset or the Moody's Discount Factor for a Moody's Eligible Asset; or (ii) with respect to a Fitch Eligible Asset or Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (1) the lesser of the Market Value or call price thereof, including any call premium, divided by
(2) the Fitch Discount Factor for Fitch Eligible Assets or the Moody's Discount Factor for Moody's Eligible Assets.

         (ee) "Dividend Payment Date," with respect to shares of a series of Preferred Shares, shall mean any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph 2(d) of Part I of this Section 12.1.

         (ff) "Dividend Period," with respect to shares of a series of Preferred Shares, shall mean the period from and including the Date of Original Issue of shares of such series to but excluding the initial Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series.

         (gg) "Existing Holder," with respect to shares of a series of Preferred Shares, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Trust) that is listed on the records of the Auction Agent as a holder of shares of such series.

         (hh) "Exposure Period" shall mean the period commencing on a given Valuation Date and ending 56 days thereafter.

         (ii) "Failure to Deposit," with respect to shares of a series of Preferred Shares, shall mean a failure by the Trust to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after Notice of Redemption is mailed pursuant to paragraph 11(c) of
Part I of this Section 12.1; provided, however, that the foregoing clause (B) shall not apply to the Trust's failure to pay the Redemption Price in respect of Preferred Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

         (jj) "Federal Tax Rate Increase" shall have the meaning specified in the definition of "Volatility Factor."

         (kk)     "Fitch" shall mean Fitch IBCA, Inc. and its successors.

         (ll) "Fitch Discount Factor" shall mean, for purposes of determining the Discounted Value of any Fitch Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Exposure Period, in accordance with the table set forth below:

--------------------- -------------------------------------------------------------------------------------------
                                                           RATING CATEGORY
--------------------- -------------------------------------------------------------------------------------------
  EXPOSURE PERIOD        AAA*         AA*         A*         BBB*       ____**      SP-1+***      UNRATED****
--------------------- ------------ ----------- ---------- ----------- ------------ ----------- ------------------
7 weeks..............    151%         159%       166%        173%        136%         148%           225%
--------------------- ------------ ----------- ---------- ----------- ------------ ----------- ------------------
8 weeks or less but
greater than 7 weeks.    154%         161%       168%        176%        137%         149%           231%
--------------------- ------------ ----------- ---------- ----------- ------------ ----------- ------------------
9 weeks or less but
greater than 8 weeks.    158%         163%       170%        177%        138%         150%           240%
--------------------- ------------ ----------- ---------- ----------- ------------ ----------- ------------------

         *        Fitch rating.

         ** Municipal Obligations rated _____ by Fitch (or, if not rated by Fitch, rated MIG-1 or VMIG-1 by Moody's), which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

         *** Municipal Obligations not rated by Fitch or Moody's but rated SP-1+ by S&P, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

         **** Municipal Obligations rated less than BBB or not rated by Fitch, rated less than Baa3 by Moody's or not rated by Moody's, not to exceed 10% of Fitch Eligible Assets.

         Notwithstanding the foregoing, (i) the Fitch Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least _______ by Fitch (or, if not rated by Fitch, rated MIG-1, VMIG-l or P-1 by Moody's) and mature or have a demand feature at par exercisable in 30 days or less, or 125%, as long as such Municipal Obligations are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable in 30 days or less, and (ii) no Fitch Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.

         Notwithstanding the foregoing, inverse floating rate structured securities, including primary market and secondary market residual interest bonds, may constitute no more than 10% the Discounted Value of Fitch Eligible Assets. The Fitch Discount Factor for such securities shall be the product of
(x) the percentage determined by reference to the rating on the security underlying such inverse floating rate structured securities multiplied by (y) 1.25.

         (mm) "Fitch Eligible Asset" shall mean cash, Receivables for Municipal Obligations Sold or a Municipal Obligation that (i) pays interest in cash, (ii) does not have its Fitch rating, as applicable, suspended by Fitch, and (iii) is part of an issue of Municipal Obligations of at least $10,000,000. Municipal Obligations issued by any one issuer and rated BB or B (for the purposes of this definition only, "Other Securities") may comprise no more than 4% of total Fitch Eligible Assets; such Other Securities, if any, together with any Municipal Obligations issued by the same issuer and rated BBB by Fitch may comprise no more than 6% of total Fitch Eligible Assets; such Other Securities and BBB-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated A by Fitch, may comprise no more than 10% of total Fitch Eligible Assets; and such Other Securities, and BBB and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated AA by Fitch, may comprise no more than 20% of total Fitch Eligible Assets. For purposes of the foregoing sentence any Municipal Obligation backed by the guaranty, letter of credit or insurance issued by a third party shall be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Municipal Obligation. Other Securities issued by issuers located within a single state or territory may comprise no more than 12% of total Fitch Eligible Assets; such Other Securities, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated BBB by Fitch, may comprise no more than 20% of total Fitch Eligible Assets; such Other Securities, BBB-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated A by Fitch, may comprise no more than 40% of total Fitch Eligible Assets; and such Other Securities and BBB and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated AA by Fitch, may comprise no more than 60% of total Fitch Eligible Assets. For purposes of applying the foregoing requirements, a Municipal Obligation not rated by Fitch will be deemed to have the Fitch rating equivalent to its Moody's rating, if rated by Moody's, or the Fitch rating equivalent to its S&P rating, if not rated by Fitch and Moody's; Fitch Eligible Assets shall be calculated without including cash; and Municipal Obligations rated ___ by Fitch or, if not rated by Fitch, rated MIG-1, VMIG-1 or P-1 by Moody's; or, if not rated by Moody's, rated A-1+/AA or SP-1+/AA by S&P; shall be considered to have a long-term rating of A. When the Trust sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future date, such Municipal Obligation shall be valued at its Discounted Value for purposes of determining Fitch Eligible Assets, and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. When the Trust purchases a Fitch Eligible Asset and agrees to sell it at a future date, such Fitch Eligible Asset shall be valued at the amount of cash to be received by the Trust upon such future date, provided that the counterparty to the transaction has a long-term debt rating of at least A by Fitch and the transaction has a term of no more than 30 days, otherwise, such Fitch Eligible Asset shall be valued at the Discounted Value of such Fitch Eligible Asset.

         Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset for purposes of determining the Preferred Shares Basic Maintenance Amount to the extent it is (i) subject to any material lien, mortgage pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Fitch (if Fitch is then rating the Preferred Shares) has indicated to the Trust will not affect the status of such asset as a Fitch Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Trust by the Trust's investment adviser, custodian or the Auction Agent, (d) Liens by virtue of any repurchase agreement, and (e) Liens in connection with any futures margin account; or (ii) deposited irrevocably for the payment of any liabilities.

         (nn) "Fitch Hedging Transaction" shall have the meaning specified in paragraph 13(b)(i) of Part I of Section 12.1.

         (oo) "Fitch Volatility Factor" shall mean, as of any Valuation Date, (i) in the case of any Minimum Rate Period, any Special Rate Period of 28 Rate Period Days or fewer, or any Special Rate Period of 57 Rate Period Days or more, a multiplicative factor equal to 275%, except as otherwise provided in the last sentence of this definition; (ii) in the case of any Special Rate Period of more than 28 but fewer than 36 Rate Period Days, a multiplicative factor equal to 203%; (iii) in the case of any Special Rate Period of more than 35 but fewer than 43 Rate Period Days, a multiplicative factor equal to 217%; (iv) in the case of any Special Rate Period of more than 42 but fewer than 50 Rate Period Days, a multiplicative factor equal to 226%; and (v) in the case of any special Rate Period of more than 49 but fewer than 57 Rate Period Days, a multiplicative factor equal to 235%. If, as a result of the enactment of changes to the Code, the greater of the maximum marginal Federal individual income tax rate applicable to ordinary income and the maximum marginal Federal corporate income tax rate applicable to ordinary income will increase, such increase being rounded up to the next five percentage points (the "Federal Tax Rate Increase"), until the effective date of such increase, the Fitch Volatility Factor in the case of any Rate Period described in (i) above in this definition instead shall be determined by reference to the following table:

------------------------------------------------------------ ---------------------------------------------------------
                 FEDERAL TAX RATE INCREASE                                   FITCH VOLATILITY FACTOR
------------------------------------------------------------ ---------------------------------------------------------
                            5%                                                         295%
------------------------------------------------------------ ---------------------------------------------------------
                            10%                                                        317%
------------------------------------------------------------ ---------------------------------------------------------


                                      A-10

------------------------------------------------------------ ---------------------------------------------------------
                            15%                                                        341%
------------------------------------------------------------ ---------------------------------------------------------
                            20%                                                        369%
------------------------------------------------------------ ---------------------------------------------------------
                            25%                                                        400%
------------------------------------------------------------ ---------------------------------------------------------
                            30%                                                        436%
------------------------------------------------------------ ---------------------------------------------------------
                            35%                                                        477%
------------------------------------------------------------ ---------------------------------------------------------
                            40%                                                        525%
------------------------------------------------------------ ---------------------------------------------------------


         (pp) "Forward Commitments" shall have the meaning specified in paragraph 13(a)(iv) of Part I of this Section 12.1.

         (qq) "Holder," with respect to shares of a series of Preferred Shares, shall mean the registered holder of such shares as the same appears on the record books of the Trust.

         (rr) "Hold Order" and "Hold Orders" shall have the respective meanings specified in paragraph 1(a) of Part II of this Section 12.1.

         (ss) "Independent Accountant" shall mean a nationally recognized accountant, or firm of accountants, that is with respect to the Trust an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.

         (tt) "Initial Rate Period," with respect to Series A AMPS shall be the period from and including the Date of Original Issue thereof to but excluding _________, 2001, and with respect to Series B AMPS, shall be the period from and including the Date of Original Issue thereof to but excluding _________, 2001.

         (uu) "Interest Equivalent" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

         (vv) "Kenny Index" shall have the meaning specified in the definition of "Taxable Equivalent of the Short-Term Municipal Bond Rate."

         (ww) "Late Charge" shall have the meaning specified in paragraph 2(e)(1)(B) of Part I of this Section 121.

         (xx) "Liens" shall have the meaning specified in the definition of "Fitch Eligible Assets" above.

         (yy) "Liquidation Preference" with respect to a given number of Preferred Shares, means $25,000 times that number.

         (zz) "Market Value" of any asset of the Trust shall be the market value thereof determined by Muller Investdata Corp. services or any other pricing service or services designated by the Trustees of the Trust, provided that the Trust obtains written assurance from Moody's and Fitch, if Moody's and Fitch are then rating the Preferred Shares, and from any substitute rating agency then rating the Preferred Shares that such designation will not impair the rating then assigned by Moody's, Fitch or such substitute rating agency to the Preferred Shares (the "Pricing Service"). Market Value of any asset shall include any interest accrued thereon. The Pricing Service shall value portfolio securities at the lower of the quoted bid price or the mean between the quoted bid and ask price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by the Pricing Service using methods which include consideration of: yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. If the Pricing Service fails to provide the Market Value of any Municipal Obligation, such Municipal Obligation shall be valued at the lower of two bid quotations (one of which shall be in writing) obtained by the Trust from two dealers who are members of the National Association of Securities Dealers, Inc. and are making a market in such Municipal Obligations. Futures contracts and options are valued at closing prices for such instruments established by the exchange or board of trade on which they are traded, or if market quotations are not readily available, are valued at fair value as determined by the Pricing Service or if the Pricing Service is not able to value such instruments they shall be valued at fair value on a consistent basis using methods determined in good faith by the Trustees.

         (aaa) "Maximum Potential Additional Dividend Liability," as of any Valuation Date, shall mean the aggregate amount of Additional Dividends that would be due if the Trust were to make Retroactive Taxable Allocations, with respect to any taxable year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Trust, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Additional Dividends are fully taxable.

         (bbb) "Maximum Rate," for shares of a series of Preferred Shares on any Auction Date for shares of such series, shall mean:

                  (i) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Trust pursuant to paragraph 4 of Part I of this Section 12.1, the product of (A) the Reference Rate on such Auction Date for the next Rate Period of shares of such series and (B) the Rate Multiple on such Auction Date, unless shares of such series have or had a Special Rate Period (other than a Special Rate Period of 28 Rate Period Days or fewer) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Rate Period of shares of such series after such Special Rate period, in which case the higher of:

                           (A) the dividend rate on shares of such series for the then-ending Rate Period; and

                           (B) the product of (1) the higher of (x) the
                  Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, and (y) the Reference Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period of shares of such series, if such Special Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was more than 364 Rate Period Days and (2) the Rate Multiple on such Auction Date; or

                  (ii) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Trust pursuant to paragraph 4 of Part I of this Section 12.1, the product of (A) the highest of (1) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, (2) the Reference Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is 364 Rate Period Days or fewer or the Treasury Note Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is more than 364 Rate Period Days, and (3) the Reference Rate on such Auction Date for Minimum Rate Periods and (B) the Rate Multiple on such Auction Date.

         (ccc) "Minimum Rate Period" shall mean any Rate Period consisting of 7 Rate Period Days.

         (ddd) "Moody's" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

         (eee) "Moody's Discount Factor" shall mean, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Exposure Period, in accordance with the table set forth below:

--------------------- ----------------------------------------------------------------------------------------------------
                                                                RATING CATEGORY
--------------------- ----------------------------------------------------------------------------------------------------
  EXPOSURE PERIOD        Aaa*         Aa*         A*         Baa*     Other**   (V)MIG-1***  SP-1+****     UNRATED*****
--------------------- ------------ ----------- ---------- ----------- --------- ------------ ----------- -----------------
7 weeks..............    151%         159%       166%        173%       187%       136%         148%        225%
--------------------- ------------ ----------- ---------- ----------- --------- ------------ ----------- -----------------
8 weeks or less but
greater than 7 weeks.    154%         161%       168%        176%       190%       137%         149%        231%
--------------------- ------------ ----------- ---------- ----------- --------- ------------ ----------- -----------------
9 weeks or less but
greater than 8 weeks.    158%         163%       170%        177%       192%       138%         150%        240%
--------------------- ------------ ----------- ---------- ----------- --------- ------------ ----------- -----------------

         *     Moody's rating.

         **    Municipal Obligations not rated by Moody's but rated BBB by S&P.

         ***   Municipal Obligations rated MIG-1 or VMIG-1, which do not
mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

         **** Municipal Obligations not rated by Moody's but rated SP-1+ by S&P, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

         ***** Municipal Obligations rated less than Baa3 by Moody's or less than BBB by S&P or not rated by Moody's or S&P, not to exceed 10% of Moody's Eligible Assets.

         Notwithstanding the foregoing, (i) the Moody's Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least MIG-1, VMIG-l or P-1 by Moody's and mature or have a demand feature at par exercisable in 30 days, or 125%, as long as such Municipal Obligations are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable in 30 days or less, and
(ii) no Moody's Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.

         Notwithstanding the foregoing, inverse floating rate structured securities, including primary market and secondary market residual interest bonds, may constitute no more than 10% the Discounted Value of Moody's Eligible Assets. The Moody's Discount Factor for such securities shall be the product of (x) the percentage determined by reference to the rating on the security underlying such inverse floating rate structured securities multiplied by (y) 1.25.

         (fff) "Moody's Eligible Asset" shall mean cash, Receivables for Municipal Obligations Sold or a Municipal Obligation that (i) pays interest in cash, (ii) does not have its Moody's rating, as applicable, suspended by Moody's, and (iii) is part of an issue of Municipal Obligations of at least $10,000,000. Municipal Obligations issued by any one issuer and rated Ba or B by Moody's or rated BBB by S&P or not rated by Moody's and S&P (for the purposes of this definition only, "Other Securities"), may comprise no more than 4% of total Moody's Eligible Assets; such Other Securities, if any, together with any Municipal Obligations issued by the same issuer and rated Baa by Moody's or A by S&P may comprise no more than 6% of total Moody's Eligible Assets; such Other Securities, Baa and A-rated municipal obligations, if any, together with any Municipal Obligations issued by the same issuer and rated A by Moody's or AA by S&P, may comprise no more than 10% of total Moody's Eligible Assets; and such Baa, A and Aa-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated Aa by Moody's or AAA by S&P, may comprise no more than 20% of total Moody's Eligible Assets. For purposes of the foregoing sentence, any Municipal Obligation backed by the guarantee, letter of credit or insurance issued by a third party shall be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the ratings on such Municipal Obligation. Other Securities issued by issuers located within single state or territory may comprise no more than 12% of total Moody's Eligible

Assets; such Other Securities, if any , together with any Municipal Obligations issued by issuers located within the same state or territory and rated Baa by Moody's or A by S&P may comprise no more than 20% of total Moody's Eligible Assets; such Other Securities, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated A by Moody's or AA by S&P, may comprise no more than 40% of total Moody's Eligible Assets; and such Other Securities, Baa, A, and Aa-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated Aa by Moody's or Aaa by S&P, may comprise no more than 60% of total Moody's Eligible Assets. For purposes of applying the foregoing requirements, if a Municipal Obligation is not rated by Moody's but is rated by S&P, such Municipal Obligation (excluding short-term Municipal Obligations) will be deemed to have the Moody's rating which is one full rating category lower than its S&P rating; a Municipal Obligation shall be deemed to be rated BBB by S&P if rated BBB-, BBB or BBB+ by S&P; Moody's Eligible Assets should be calculated without including cash; and Municipal Obligations rated MIG-1, VMIG-1 or P-1 or, if not rated by Moody's, rated A1+/AA or SP1+/AA by S&P, shall be considered to have a long term rating of A. When the Trust sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future date, such Municipal Obligation shall be valued at its Discounted Value for purposes of determining Moody's Eligible Assets and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. When the Trust purchases a Moody's Eligible Asset and agrees to sell it at a future date, such Moody's Eligible Asset shall be valued at the amount of cash to be received by the Trust upon such future date, provided that the counterparty to the transaction has a long-term debt rating of at least A2 from Moody's and the transaction has a term of no more than 30 days, otherwise, such Moody's Eligible Asset shall be valued at the Discounted Value of such Moody's Eligible Asset.

         Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset for purposes of determining the Preferred Shares Basic Maintenance Amount to the extent it is (i) subject to any Liens, except for
(a) Liens which are being contested in good faith by appropriate proceedings and which Moody's (if Moody's is then rating the Preferred Shares) has indicated to the Trust will not affect the status of such asset as a Moody's Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Trust by the Trust's investment adviser, custodian or the Auction Agent, (d) Liens by virtue of any repurchase agreement, and (e) Liens in connection with any futures margin account; or (ii) deposited irrevocably for the payment of any liabilities.

         (ggg) "Moody's Hedging Transaction" shall have the meaning specified in paragraph 13(a)(i) of Part I of this Section 12.1.

         (hhh) "Moody's Volatility Factor" shall mean, as of any Valuation Date, (i) in the case of any Minimum Rate Period, any Special Rate Period of 28 Rate Period Days or fewer, or any Special Rate Period of 57 Rate Period Days or more, a multiplicative factor equal to 275%, except as otherwise provided in the last sentence of this definition; (ii) in the case of any Special Rate Period of more than 28 but fewer than 36 Rate Period Days, a multiplicative factor equal to 203%; (iii) in the case of any Special Rate Period of more than 35 but fewer than 43 Rate Period Days, a multiplicative factor equal to 217%; (iv) in the case of any Special Rate Period of more than 42 but fewer than 50 Rate Period Days, a multiplicative factor equal to 226%; and (v) in the case of any special Rate Period of more than 49 but fewer than 57 Rate Period Days, a multiplicative factor equal to 235%. If, as a result of the enactment of changes to the Code, the greater of the maximum marginal Federal individual income tax rate applicable to ordinary income and the maximum marginal Federal corporate income tax rate applicable to ordinary income will increase, such increase being rounded up to the next five percentage points (the "Federal Tax Rate Increase"), until the effective date of such increase, the Moody's Volatility Factor in the case of any Rate Period described in (i) above in this definition instead shall be determined by reference to the following table:


------------------------------------------------------------ ---------------------------------------------------------
                 FEDERAL TAX RATE INCREASE                                  MOODY'S VOLATILITY FACTOR
------------------------------------------------------------ ---------------------------------------------------------
                            5%                                                         295%
------------------------------------------------------------ ---------------------------------------------------------
                            10%                                                        317%
------------------------------------------------------------ ---------------------------------------------------------
                            15%                                                        341%
------------------------------------------------------------ ---------------------------------------------------------
                            20%                                                        369%
------------------------------------------------------------ ---------------------------------------------------------
                            25%                                                        400%
------------------------------------------------------------ ---------------------------------------------------------
                            30%                                                        436%
------------------------------------------------------------ ---------------------------------------------------------
                            35%                                                        477%
------------------------------------------------------------ ---------------------------------------------------------
                            40%                                                        525%
------------------------------------------------------------ ---------------------------------------------------------

         (iii) "Municipal Index" shall have the meaning specified in paragraph 13(a)(i) of Part I of this Section 12.1.

         (jjj) "Municipal Obligations" shall mean any and all instruments that pay interest or make other distributions that are exempt from regular Federal income tax and in which the Trust may invest consistent with the investment policies and restrictions contained in its registration statement on Form N-2 (333-68370) ("Registration Statement"), as the same may be amended from time to time.

         (kkk) "1940 Act" shall mean the Investment Company Act of 1940, as amended from time to time.

         (lll) "1940 Act Cure Date," with respect to the failure by the Trust to maintain the 1940 Act Preferred Shares Asset Coverage (as required by paragraph 6 of Part I of this Section 12.1) as of the last Business Day of each month, shall mean the last Business Day of the following month.

         (mmm) "1940 Act Preferred Shares Asset Coverage" shall mean asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Trust which are shares of beneficial interest including all outstanding Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

         (nnn) "Notice of Redemption" shall mean any notice with respect to the redemption of Preferred Shares pursuant to paragraph 11(c) of Part I of this Section 12.1.

         (ooo) "Notice of Special Rate Period" shall mean any notice with respect to a Special Rate Period of Preferred Shares pursuant to paragraph 4(d)(i) of Part I of this Section 12.1.

         (ppp) "Order" and "Orders" shall have the respective meanings specified in paragraph 1(a) of Part II of this Section 12.1.

         (qqq) "Other Securities" shall have the meaning specified, as applicable, in the definitions of "Fitch Eligible Assets" and "Moody's Eligible Assets" above.

         (rrr) "Outstanding" shall mean, as of any Auction Date with respect to shares of a series of Preferred Shares, the number of shares of such series theretofore issued by the Trust except, without duplication, (i) any shares of such series theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Trust, (ii) any shares of such series as to which the Trust or any Affiliate thereof shall be an Existing Holder and (iii) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Trust.

         (sss) "Person" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

         (ttt) "Potential Beneficial Owner," with respect to shares of a series of Preferred Shares, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

         (uuu) "Potential Holder," with respect to shares of a series of Preferred Shares, shall mean a Broker-Dealer (or any such other person as may be permitted by the Trust) that is not an Existing Holder of shares of such series or that is an Existing Holder of shares of such series that wishes to become the Existing Holder of additional shares of such series.

         (vvv) "Preferred Shares" shall have the meaning set forth under "Designation" above.

         (www) "Preferred Shares Basic Maintenance Amount," as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of Preferred Shares outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of preferred shares outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to the Preferred Shares (or other preferred shares) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for the Preferred Shares outstanding that follow such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding preferred shares to, but not including, the first respective dividend payment dates for such other shares that follow such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of the Preferred Shares outstanding from such first respective Dividend Payment Date therefor through the 56th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Rate Period commencing on such Dividend Payment Date) for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Trust shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to paragraph 4(d)(i) of this Part I with respect to shares of such series, such Maximum Rate shall be the higher of (a) the Maximum Rate for the Special Rate Period of shares of such series to commence on such Dividend Payment Date and (b) the Maximum Rate for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, multiplied by the greater of the Moody's Volatility Factor (if Moody's is then rating the Preferred Shares) and the Fitch Volatility Factor (if Fitch is then rating the Preferred Shares) applicable to a Minimum Rate Period, or, in the event the Trust shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to paragraph 4(d)(i) of this Part I with respect to shares of such series designating a Special Rate Period consisting of 56 Rate Period Days or more, the Moody's Volatility Factor and Fitch Volatility Factor applicable to a special Rate Period of that length (plus the aggregate amount of dividends that would accumulate at the maximum dividend rate or rates on any other preferred shares outstanding from such respective dividend payment dates through the 56th day after such Valuation Date, as established by or pursuant to the respective paragraphs of the Bylaws establishing and fixing the rights and preferences of such other preferred shares) (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of preferred shares other than the Preferred Shares, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and
(2) for those days during the period described in this subparagraph (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of preferred shares other than the Preferred Shares, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate (or other rate or rates, as the case may be) in respect of those days); (D) the amount of anticipated expenses of the Trust for the 90 days subsequent to such Valuation Date; (E) the amount of the Trust's Maximum Potential Additional Dividend Liability in respect of Preferred Shares (and similar amounts payable in respect of other preferred shares pursuant to provisions similar to those contained in paragraph 3 of
Part I of this Section 12.1) as of such Valuation Date; (F) the amount of any indebtedness or obligations of the Trust senior in right of payment to the Preferred Shares; and (G) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(F) (including, without limitation, any payables for Municipal Obligations purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less (ii) the value (i.e., for purposes of current Moody's guidelines, the face value of cash, short-term Municipal Obligations rated MIG-1, VMIG-1 or P-1, and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i) (A) through (i) (G) become payable, otherwise the Discounted Value) of any of the Trust's assets irrevocably deposited by the Trust for the payment of any of
(i)(A) through (i)(G).

         (xxx) "Preferred Shares Basic Maintenance Cure Date," with respect to the failure by the Trust to satisfy the Preferred Shares Basic Maintenance Amount (as required by paragraph 7(a) of Part I of this Section 12.1) as of a given Valuation Date, shall mean the seventh Business Day following such Valuation Date.

         (yyy) "Preferred Shares Basic Maintenance Report" shall mean a report signed by the President, Treasurer or any Senior Vice President or Vice President of the Trust which sets forth, as of the related Valuation Date, the assets of the Trust, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Preferred Shares Basic Maintenance Amount.

         (zzz) "Pricing Service" shall have the meaning specified in the definition of "Market Value" above.

         (aaaa) "Quarterly Valuation Date" shall mean the last Business Day of each January, April, July and October of each year, commencing on December 31, 2001.

         (bbbb) "Rate Multiple," for shares of a series of Preferred Shares on any Auction Date for shares of such series, shall mean the percentage, determined as set forth in the columns below (depending on whether the Trust has notified the Auction Agent of its intent to allocate income taxable for Federal income tax purposes to shares of such series prior to the Auction establishing the Applicable Rate for shares of such series as provided in this Section 12.1) and based on the lower of the credit rating or ratings assigned, at the close of business on the Business Day next preceding such Auction Date, to shares of such Preferred Shares by Moody's or Fitch (or if Moody's and Fitch shall not make such rating available, the equivalent of either or both of such ratings by S&P or a nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time to time) that acts as a substitute rating agency in respect of shares of Series A AMPS and Series B AMPS) (the Trust taking all reasonable action to enable such rating agency to provide a rating for such shares):

------------------------------------------------------ -------------------------- -------------------------
                    CREDIT RATING                      APPLICABLE PERCENTAGE NO    APPLICABLE PERCENTAGE
                                                             NOTIFICATION               NOTIFICATION
------------------------------------------------------
          MOODY'S                     FITCH
---------------------------- ------------------------- -------------------------- -------------------------
       Aa3 or higher              AA- or higher                  110%                       150%
---------------------------- ------------------------- -------------------------- -------------------------
         A3 to A1                    A- to A+                    125%                       160%
---------------------------- ------------------------- -------------------------- -------------------------
       Baa3 to Baa1                BBB- to BBB+                  150%                       250%
---------------------------- ------------------------- -------------------------- -------------------------
        Ba3 to Ba1                  BB- to BB+                   200%                       275%
---------------------------- ------------------------- -------------------------- -------------------------
         Below Ba3                  Below BB-                    250%                       300%
---------------------------- ------------------------- -------------------------- -------------------------

         (cccc) "Rate Period," with respect to shares of a series of Preferred Shares, shall mean the Initial Rate Period of shares of such series that have a Moody's rating of [____] (if Moody's is then rating the Preferred Shares) and a Fitch long-term debt rating of [___] (if Fitch is then rating the Preferred Shares) and any Subsequent Rate Period, including any Special Rate Period, of shares of such series.

         (dddd) "Rate Period Days," for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for the application of paragraph 2(d) of Part I of this Section
12.1 or paragraph 4(b) of Part I of this Section 12.1.

         (eeee) "Receivables for Municipal Obligations Sold" shall mean for purposes of calculation of Moody's Eligible Assets and Fitch Eligible Assets as of any Valuation Date, no more than the aggregate of the following: (i) the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Trust has received prior written authorization from Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) or (y) with counterparties having a Moody's long-term debt rating of at least Baa3 (if Moody's is then rating the Preferred Shares) and a Fitch long-term debt rating of [____] (if Fitch is then rating the Preferred Shares); and (ii) the Discounted Value of Municipal Obligations sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within five business days of such Valuation Date but do not comply with either of the conditions specified in (i) above.

         (ffff) "Redemption Price" shall mean the applicable redemption price specified in paragraph 11 of Part I of this Section 12.1.

         (gggg) "Reference Rate" shall mean (i) the higher of the Taxable Equivalent of the Short-Term Municipal Bond Rate and the "AA" Composite Commercial Paper Rate in the case of Minimum Rate Periods and Special Rate Periods of 28 Rate Period Days or fewer; (ii) the "AA" Composite Commercial Paper Rate in the case of Special Rate Periods of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) the Treasury Bill Rate in the case of Special Rate Periods of more than 182 Rate Period Days but fewer than 365 Rate Period Days.

         (hhhh) "Registration Statement" has the meaning specified in the definition of "Municipal Obligations."

         (iiii) "Retroactive Taxable Allocation" shall have the meaning specified in paragraph 3 of Part I of this Section 12.1.

         (jjjj) "S&P" shall mean Standard & Poor's Rating Group and its successors.

         (kkkk) "Securities Depository" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Trust which agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.

         (llll) "Sell Order" and Sell Orders" shall have the respective meanings specified in paragraph 1(a) of Part II of this Section 12.1.

         (mmmm) "Series A AMPS" shall mean the Auction Rate Municipal Preferred Shares, Series A.

         (nnnn) "Series B AMPS" shall mean the Auction Rate Municipal Preferred Shares, Series B.

         (oooo) "Special Rate Period," with respect to shares of a series of Preferred Shares, shall have the meaning specified in paragraph 4(a) of
Part I of this Section 12.1.

         (pppp) "Special Redemption Provisions" shall have the meaning specified in paragraph 11(a)(i) of Part I of this Section 12.1.

         (qqqq) "Submission Deadline" shall mean 1:30 P.M., New York city time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

         (rrrr) "Submitted Bid" and Submitted Bids" shall have the respective meanings specified in paragraph 3(a) of Part II of this Section 12.1.

         (ssss) "Submitted Hold Order" and "Submitted Hold Orders" shall have the respective meanings specified in paragraph 3(a) of Part II of this
Section 12.1.

         (tttt) "Submitted Order" and "Submitted Orders" shall have the respective meanings specified in paragraph 3(a) Part II of this Section 12.1.

         (uuuu) "Submitted Sell Order" and "Submitted Sell Orders" shall have the respective meanings specified in paragraph 3(a) of Part II of this
Section 12.1.

         (vvvv) "Subsequent Rate Period," with respect to shares of a series of Preferred Shares, shall mean the period from and including the first day following the Initial Rate Period of shares of such series to but excluding the next Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.

         (wwww) "Substitute Commercial Paper Dealer" shall mean Credit Suisse First Boston or Morgan Stanley & Co., Incorporated or their respective affiliates or successors, if such entity is a commercial paper dealer; provided, however, that none of such entities shall be a Commercial Paper Dealer.

         (xxxx) "Substitute U.S. Government Securities Dealer" shall mean The First Boston Company or Merrill Lynch, Pierce, Fenner & Smith
Incorporated or their respective affiliates or successors, if such entity is a U.S. Government securities dealer; provided, however, that none of such entities shall be a U.S. Government Securities Dealer.

         (yyyy) "Sufficient Clearing Bids" shall have the meaning specified in paragraph 3(a) of Part II of this Section 12.1.

         (zzzz) "Taxable Income" shall have the meaning specified in paragraph 3(b)(iii) of Part II of this Section 12.1.

         (aaaaa) "Taxable Equivalent of the Short-Term Municipal Bond Rate," on any date for any Minimum Rate Period or Special Rate Period of 28 Rate Period Days or fewer, shall mean 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30-day High Grade Index or any successor index (the "Kenny Index") (provided, however, that any such successor index must be approved by Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares)), made available for the Business Day immediately preceding such date but in any event not later than 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor thereto, based upon 30-day yield evaluations at par of short-term bonds the interest on which is excludable for regular Federal income tax purposes under the Code of "high grade" component issuers selected by Kenny S&P Evaluation Services or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds, but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57 (a)(5) of the Code, or successor provisions, for purposes of the "alternative minimum tax," divided by (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater; provided, however, that if the Kenny Index is not made so available by 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of
(A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater.

         (bbbbb) "Taxable Yield Rate" shall have the meaning specified in paragraph 3(b)(iii) of Part II of this Section 12.1.

         (ccccc) "Treasury Bill" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.

         (ddddd) "Treasury Bill Rate," on any date for any Rate Period, shall mean (i) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Bill Rate or the Treasury Note Rate, the Treasury Bill Rate or the Treasury Note Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any substitute U.S. Government Securities Dealers selected by the Trust to provide such rate or rates not being supplied by any U.S. Governmental Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Trust does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

         (eeeee) "Treasury Futures" shall have the meaning specified in paragraph 13(a)(i) of Part I of Section 12.1.

         (fffff) "Treasury Note" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of five years or less but more than 364 days.

         (ggggg) "Treasury Note Rate," on any date for any Rate Period, shall mean (i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Bill Rate or the Treasury Note Rate, the Treasury Bill Rate or the Treasury Note Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any substitute U.S. Government Securities Dealers selected by the Trust to provide such rate or rates not being supplied by any U.S. Governmental Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Trust does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

         (hhhhh) "Trust" shall mean Putnam Municipal Bond Fund, which is the issuer of the Preferred Shares.

         (iiiii)  "Trustees" shall mean the trustees of the Trust.

         (jjjjj) "U.S. Government Securities Dealer" shall mean Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc., Morgan Guaranty Trust Company of New York and any other U.S. Government Securities dealer selected by the Trust as to which Moody's (if Moody's is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares) shall not have objected or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.

         (kkkkk) "Valuation Date" shall mean, for purposes of determining whether the Trust is maintaining the Preferred Shares Basic Maintenance Amount, each Business Day.

         (lllll) "Voting Period" shall have the meaning specified in paragraph 5(b) of Part I of this Section 12.1.

         (mmmmm) "Winning Bid Rate" shall have the meaning specified in paragraph 3(a) of Part II of this Section 12.1.

                                    PART I.

1.       NUMBER OF AUTHORIZED SHARES.

                  The number of authorized shares constituting Series A AMPS shall be 2,920 shares and Series B AMPS shall be 2,400 shares.

2.       DIVIDENDS.

         (a) RANKING. The shares of a series of the Preferred Shares shall rank on a parity with each other, with shares of any other series of the Preferred Shares and with shares of any other series of preferred shares as to the payment of dividends by the Trust.

         (b) CUMULATIVE CASH DIVIDENDS. The Holders of shares of any series of Preferred Shares shall be entitled to receive, when, as and if declared by the Trustees, out of funds legally available therefor in accordance with the Declaration of Trust and applicable law, cumulative cash dividends at the Applicable Rate for shares of such series, determined as set forth in paragraph 2(e) of this Part I, and no more (except to the extent set forth in paragraph 3 of this Part I), payable on the Dividend Payment Dates with respect to shares of such series determined pursuant to paragraph 2(d) of this Part I. Holders of Preferred Shares shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on Preferred Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Preferred Shares which may be in arrears, and, except to the extent set forth in paragraph 2(e)(i) of this Part I, no additional sum of money shall be payable in respect of any such arrearage.

         (c) DIVIDENDS CUMULATIVE FROM DATE OF ORIGINAL ISSUE. Dividends on shares of any series of Preferred Shares shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.

         (d) DIVIDEND PAYMENT DATES AND ADJUSTMENT THEREOF. Dividends shall be payable on shares of Series A AMPS for the Initial Rate Period on ___________, 2001, and on each [____] day thereafter, and on shares of Series B AMPS for the Initial Rate Period on _______________, 2001, and on each [_____]day thereafter (each date being a "Dividend Payment Date"); provided, however that:

                  (i) if the day on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after such day; and

                  (ii) notwithstanding this paragraph 2(d), the Trust in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period of shares of a series of Preferred Shares consisting of more than 28 Rate Period Days; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Clerk of the Trust; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph 4(b) of this Part I.

         (e)      DIVIDEND RATES AND CALCULATION OF DIVIDENDS.

                  (i) DIVIDEND RATES. The dividend rate on Preferred Shares of any series during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Rate Period of shares of such series shall be equal to the rate per annum set forth with respect to shares of such series under "Designation" above. For each Subsequent Rate Period of shares of such series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Subsequent Rate Period; provided, however, that if:

                           (A) an Auction for any such Subsequent Rate Period is not held for any reason other than as described below, the dividend rate on shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date therefor;

                           (B) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph 2(f) of this Part I and the Trust shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the shares of such series, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph 2(f) of this
                  Part I (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Trust pursuant to paragraph 11(c) of this Part I, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph 2(f) (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter and the dividend rate for shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period;

                           (C) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph 2(f) or the Trust shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph 2(f) and (2) the Trust pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's or Fitch is rating such shares at the time the Trust cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the

                  Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the credit rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be Below Ba3 (if Moody's is rating the Preferred Shares) and Below BB- (if Fitch is rating the Preferred Shares); or

                           (D) any Failure to Deposit shall have occurred with respect to shares of such series during a Special Rate Period thereof consisting of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with paragraph 2(f) or, in the event Moody's or Fitch is then rating such shares, the Trust shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (D), to be calculated by using, as the Reference Rate, the Reference Rate applicable to a Rate Period (x) consisting of more than 182 Rate Period Days but fewer than 365 Rate Period Days and (y) commencing on the date on which the Rate Period during which Failure to Deposit occurs commenced), no Auction will be held in respect of shares of such series for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph 2(f) and (2) the Trust pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's or Fitch is rating such shares at the time the Trust cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the credit rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be Below Ba3 (if Moody's is rating the Preferred Shares) and Below BB- (if Fitch is rating the Preferred Shares)) (the rate per annum at which dividends are payable on shares of a series of Preferred Shares for any Rate Period thereof being herein referred to as the "Applicable Rate" for shares of such series).

                  (ii) CALCULATION OF DIVIDENDS. The amount of dividends per share payable on shares of a series of Preferred Shares on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 28 Rate Period Days for Series A
         AMPS and 7 Rate Period Days for Series B AMPS, and 360 for all other Dividend Periods; and applying the rate obtained against $25,000.

         (f) CURING A FAILURE TO DEPOSIT. A Failure to Deposit with respect to shares of a series of Preferred Shares shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Trust to make the required payment to the Auction Agent) with respect to any Rate Period of shares of such series if, within the respective time periods described in paragraph 2(e)(i), the Trust shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on shares of such series and
(B) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been mailed by the Trust pursuant to paragraph 11(c) of Part I of this Section 12.1; provided, however, that the foregoing clause (B) shall not apply to the Trust's failure to pay the Redemption Price in respect of Preferred Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

         (g) DIVIDEND PAYMENTS BY TRUST TO AUCTION AGENT. The Trust shall pay to the Auction Agent, not later than 12:00 Noon, New York City time, on the Business Day next preceding each Dividend Payment Date for shares of a series of Preferred Shares, an aggregate amount of funds available on the next Business Day in The City of New York, New York, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

         (h) AUCTION AGENT AS TRUSTEE OF DIVIDEND PAYMENTS BY TRUST. All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any Late Charge) or Redemption Price shall be held in trust for the payment of such dividends (and any such Late Charge) or Redemption Price by the Auction Agent for the benefit of the Holders specified in paragraph 2(i). Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, to the extent permitted by law, be repaid to the Trust at the end of 90 days from the date on which such moneys were so to have been applied.

         (i) DIVIDENDS PAID TO HOLDERS. Each dividend on Preferred Shares shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the record books of the Trust on the Business Day next preceding such Dividend Payment Date.

         (j) DIVIDENDS CREDITED AGAINST EARLIEST ACCUMULATED BUT UNPAID DIVIDENDS. Any dividend payment made on Preferred Shares shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Trust on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Trustees.

         (k) DIVIDENDS DESIGNATED AS EXEMPT-INTEREST DIVIDENDS. Dividends on Preferred Shares shall be designated as exempt-interest dividends up to the amount of tax-exempt income of the Trust, to the extent permitted by, and for purposes of, section 852 of the Code.

3.       ADDITIONAL DIVIDENDS.

         Holders of Preferred Shares shall be entitled to receive, when, as and if declared by the Trustees, out of funds legally available therefor in accordance with the Declaration of Trust and applicable law, dividends in an amount equal to the aggregate Additional Dividends if, and only to the extent that, the Trust allocates any net capital gain or other income taxable for Federal income tax purposes to a dividend paid on Preferred Shares without having given advance notice thereof to the Auction Agent as provided in paragraph 5 of Part II of this Section 12.1 (such allocation being referred to herein as a "Retroactive Taxable Allocation"), solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding Preferred Shares or the liquidation of the Trust, the Trust shall, during the Trust's fiscal year in which the Retroactive Taxable Allocation was made or within 90 days after the end of such fiscal year, provide notice thereof to the Auction Agent and direct the Trust's dividend disbursing agent to send such notice and an Additional Dividend to each Holder of such shares that was entitled to such dividend payment during such fiscal year at such Holder's address as the same appears or last appeared on the record books of the Trust.

4.       DESIGNATION OF SPECIAL RATE PERIODS.

         (a) LENGTH OF AND PRECONDITIONS FOR SPECIAL RATE PERIOD. The Trust, at its option, may designate any succeeding Subsequent Rate Period of shares of a series of Preferred Shares as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820, subject to adjustment as provided in paragraph 4(b) of this Part
I. A designation of a Special Rate Period shall be effective only if (A) notice thereof shall have been given in accordance with paragraph 4(c) and paragraph 4(d)(i) of this Part I, (B) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction, (C) if any Notice of Redemption shall have been mailed by the Trust pursuant to paragraph 11(c) of this Part I with respect to any shares of such series, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent, and (D) if such redemption is subject to one or more conditions precedent, each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption. In the event the Trust wishes to designate any succeeding Subsequent Rate Period for shares of a series of Preferred Shares as a Special Rate Period consisting of more than 28 Rate Period Days, the Trust shall notify Moody's (if Moody's is then rating such series) and Fitch (if Fitch is then rating such series) in advance of the commencement of such Subsequent Rate Period that the Trust wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide Moody's (if Moody's is then rating such series) and Fitch (if Fitch is then rating such series) with such documents as it may request.

         (b)      ADJUSTMENT OF LENGTH OF SPECIAL RATE PERIOD. In the event
the Trust wishes to designate a Subsequent Rate Period as a Special Rate
Period, but the day following what would otherwise be the last day of such Special Rate Period is not a [WEDNESDAY] that is a Business Day in the case of Series A AMPS and a [INSERT DAY OF WEEK] that is a Business Day in the case of Series B AMPS, then the Trust shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending, in the case of Series A AMPS, on the first [MONDAY] that is followed by a [TUESDAY] that is a Business Day preceding what would
otherwise be such last day, and, in the case of Series B AMPS, the first [     ]
that is followed by a [      ] that is a Business Day preceding what would
otherwise be such last day.

         (c) NOTICE OF PROPOSED SPECIAL RATE PERIOD. If the Trust proposes to designate any succeeding Subsequent Rate Period of shares of a series of Preferred Shares as a Special Rate Period pursuant to paragraph 4(a) of this Part I, not less than 20 (or such lesser number of days as may be agreed to from time to time by the Auction Agent) nor more than 30 days prior to the date the Trust proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be (i) published or caused to be published by the Trust in a newspaper of general circulation to the financial community in The City of New York, New York, which carries financial news, and (ii) mailed by the Trust by first-class mail, postage prepaid, to the Holders of shares of such series. Each such notice shall state (A) that the Trust may exercise its option to designate a succeeding Subsequent Rate Period of shares of such series as a Special Rate Period, specifying the first day thereof and (B) that the Trust will, by 11:00 A.M., New York City time, on the second Business Day next preceding such date (or by such later time or date, or both, as may be agreed to by the Auction Agent) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Trust shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.

         (d) NOTICE OF SPECIAL RATE PERIOD. No later than 11:00 A.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period of shares of a series of Preferred Shares as to which notice has been given as set forth in paragraph 4(c) of this Part I (or such later time or date, or both, as may be agreed to by the Auction Agent), the Trust shall deliver to the Auction Agent either:

                  (i)      a notice ("Notice of Special Rate Period") stating
         (A) that the Trust has determined to designate the next succeeding Rate Period of shares of such series as a Special Rate Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if (1) an Auction for shares of such series shall not be held on such Auction Date for any reason or
         (2) an Auction for shares of such series shall be held on such Auction Date but Sufficient Clearing Bids for shares of such series shall not exist in such Auction, (D) the scheduled Dividend Payment Dates for shares of such series during such Special Rate Period and (E) the Special Redemption Provisions, if any, applicable to shares of such series in respect of such Special Rate Period, such notice to be accompanied by a Preferred Shares Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Rate Period, Moody's Eligible Assets and Fitch Eligible Assets that each have an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that (a) the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period, and (b) the Moody's Discount Factors applicable to Moody's Eligible Assets and the Fitch Discount Factors applicable to Fitch Eligible Assets are determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Trust, as described in the definitions of Moody's Discount Factor and Fitch Discount Factor herein); or

                  (ii) a notice stating that the Trust has determined not to exercise its option to designate a Special Rate Period of shares of such series and that the next succeeding Rate Period of shares of such series shall be a Minimum Rate Period.

         (e) FAILURE TO DELIVER NOTICE OF SPECIAL RATE PERIOD. If the Trust fails to deliver either of the notices described in paragraphs 4(d)(i) or 4(d)(ii) of this Part I (and, in the case of the notice described in paragraph 4(d)(i) of this Part I, a Preferred Shares Basic Maintenance Report to the effect set forth in such paragraph (if either Moody's or Fitch is then rating the series in question)) with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Auction Agent), the Trust shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in paragraph 4(d)(ii) of this Part I. In the event the Trust delivers to the Auction Agent a notice described in paragraph 4(d)(i) of this Part I, it shall file a copy of such notice with the Clerk of the Trust, and the contents of such notice shall be binding on the Trust. In the event the Trust delivers to the Auction Agent a notice described in paragraph 4(d)(ii) of this Part I, the Trust will provide Moody's (if Moody's is then rating the series in question) and Fitch (if Fitch is then rating the series in question) a copy of such notice.

5.       VOTING RIGHTS.

         (a) ONE VOTE PER SHARE OF PREFERRED SHARES. Except as otherwise provided in the Declaration of Trust or as otherwise required by law, (i) each Holder of Preferred Shares shall be entitled to one vote for each share of Preferred Shares held by such Holder on each matter submitted to a vote of shareholders of the Trust, and (ii) the holders of outstanding preferred shares, including each share of the Preferred Shares, and of Common Shares shall vote together as a single class; provided, however, that, at any meeting of the shareholders of the Trust held for the election of trustees, the holders of outstanding preferred shares, including the Preferred Shares, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust, to elect two trustees of the Trust, each Preferred Share entitling the holder thereof to one vote. Subject to paragraph 5(b) of this Part I, the holders of outstanding Common Shares and Preferred Shares, voting together as a single class, shall elect the balance of the trustees.

         (b)      VOTING FOR ADDITIONAL TRUSTEES.

                  (i) VOTING PERIOD. Except as otherwise provided in the Declaration of Trust or as otherwise required by law, during any period in which any one or more of the conditions described in subparagraphs
         (A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of trustees constituting the Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of preferred shares, including the Preferred Shares, would constitute a majority of the Trustees as so increased by such smallest number, and the holders of preferred shares, including the Preferred Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

                           (A) if at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on any outstanding Preferred Shares, equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

                           (B) if at any time holders of preferred shares, including the Preferred Shares, are entitled under the 1940 Act to elect a majority of the trustees of the Trust.

         Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph (b)(i).

                  (ii) NOTICE OF SPECIAL MEETING. As soon as practicable after the accrual of any right of the holders of preferred shares, including the Preferred Shares, to elect additional trustees as described in paragraph 5(b)(i) of this Part I, the Trust shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Trust fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of preferred shares, including the Preferred Shares, held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), shall be entitled to elect the number of trustees prescribed in paragraph 5(b)(i) of this Part I on a one-vote-per-share basis.

                  (iii) TERMS OF OFFICE OF EXISTING TRUSTEES. The terms of office of all persons who are trustees of the Trust at the time of a special meeting of Holders and holders of other preferred shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent trustees elected by the Holders and such other holders of preferred shares and the remaining incumbent trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected Trustees of the Trust.

                  (iv) TERMS OF OFFICE OF CERTAIN TRUSTEES TO TERMINATE UPON TERMINATION OF VOTING PERIOD. Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other Preferred Shares pursuant to paragraph 5(b)(i) of this Part I shall terminate, the remaining trustees shall constitute the trustees of the Trust and the voting rights of the Holders and such other holders to elect additional trustees pursuant to paragraph 5(b)(i) of this Part I shall cease, subject to the provisions of the last sentence of paragraph 5(b)(i) of this Part I.

         (c)      HOLDERS OF PREFERRED SHARES TO VOTE ON CERTAIN OTHER MATTERS.

                  (i) INCREASE IN CAPITALIZATION. So long as any Preferred Shares are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least a majority of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, authorize, create or issue any class or series of shares ranking prior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, or authorize, create or issue additional shares of any series of Preferred Shares (except that, notwithstanding the foregoing, but subject to the provisions of paragraph 13(c)(ii) of this Part I, the Trustees, without the vote or consent of the Holders of Preferred Shares, may from time to time authorize and create, and the Trust may from time to time issue, additional shares of any series of Preferred Shares or classes or series of other preferred shares ranking on a parity with Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust; provided, however, that if Moody's or Fitch is not then rating the Preferred Shares, the aggregate liquidation preference of all preferred shares of the Trust outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed $133,000,000. So long as any Preferred Shares are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least a majority of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Trust is solvent and does not foresee becoming insolvent. If any action set forth above would adversely affect the rights of one or more series (the "Affected Series") of Preferred Shares in a manner different from any other series of Preferred Shares, the Trust will not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of each such Affected Series outstanding at the time, in person or by proxy, either in writing or at a meeting (each such Affected Series voting as a separate class).

                  (ii) 1940 ACT MATTERS. Unless a higher percentage is provided for in the Declaration of Trust, (A) the affirmative vote of the Holders of at least a majority of the Preferred Shares outstanding at the time, voting as a separate class, shall be required to approve any conversion of the Trust from a closed-end to an open-end investment company and (B) the affirmative vote of the Holders of a "majority of the outstanding Preferred Shares," voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares. The affirmative vote of the holders of a "majority of the outstanding Preferred Shares," voting as a separate class, shall be required to approve any action not described in the first sentence of this paragraph 5(c)(ii) requiring a vote of security holders of the Trust under section 13(a) of the 1940 Act. For purposes of the foregoing, "majority of the outstanding Preferred Shares" means (i) 67% or more of such shares present at a meeting, if the Holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. In the event a vote of Holders of Preferred Shares is required pursuant to the provisions of section 13(a) of the 1940 Act, the Trust shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Trust shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) of the results of such vote.

         (d) BOARD MAY TAKE CERTAIN ACTIONS WITHOUT SHAREHOLDER APPROVAL. The Trustees, without the vote or consent of the shareholders of the Trust, may from time to time amend, alter or repeal any provision of this Section 12.1 only if such amendment, alteration or repeal would not adversely affect the preferences, rights or powers of the Preferred Shares or the Holders thereof; provided, however, that the Trustees receive written confirmation from Moody's (such confirmation being required to be obtained only in the event Moody's is rating the Preferred Shares) or Fitch (such confirmation being required to be obtained only in the event that Fitch is rating the Preferred Shares) that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's (if Moody's is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares) to Preferred Shares.

         Notwithstanding the foregoing, the Trustees may, without the vote or consent of the Holders of the Preferred Shares, from time to time amend, alter or repeal any or all of the provisions of paragraph 13 of this Part I, as well as any or all of the definitions of the terms listed below, and any such amendment, alteration or repeal will be deemed not to affect the preferences, rights or powers of the Preferred Shares or the Holders thereof, provided the Trustees receive written confirmation from Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares), that any such amendment, alteration or repeal would not impair the ratings then assigned to the Preferred Shares by Moody's (if Moody's is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares):

Annual Valuation Date                       Market Value
Accountant's Confirmation                   Maximum Potential Additional Dividend Liability
Annual Valuation Date                       Moody's Discount Factor
Closing Transactions                        Moody's Eligible Assets
Deposit Securities                          Moody's Hedging Transactions
Discounted Value                            Moody's Volatility Factor
Exposure Period                             Municipal Bonds
Fitch Discount Factor                       Municipal Index
Fitch Eligible Assets                       Quarterly Valuation Date
Fitch Hedging Transactions                  Receivables for Municipal Obligations Sold
Fitch Volatility Factor                     Preferred Shares Basic Maintenance Amount


                                      A-34

Forward Commitments                         Preferred Shares Basic Maintenance Cure Date
Hedging Transactions                        Preferred Shares Basic Maintenance Report
Independent Accountant                      Treasury Futures
1940 Act Preferred Shares Asset Coverage    Valuation Date
1940 Act Cure Date

         (e) VOTING RIGHTS SET FORTH HEREIN ARE SOLE VOTING RIGHTS. Unless otherwise required by law, the Holders of Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

         (f) NO PREEMPTIVE RIGHTS OR CUMULATIVE VOTING. The Holders of Preferred Shares shall have no preemptive rights or rights to cumulative voting.

         (g) VOTING FOR TRUSTEES SOLE REMEDY FOR TRUST'S FAILURE TO PAY DIVIDENDS. In the event that the Trust fails to pay any dividends on the Preferred Shares, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this paragraph 5.

         (h) HOLDERS ENTITLED TO VOTE. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Section 12.1, by the other provisions of the Declaration of Trust, by statute or otherwise, no Holder shall be entitled to vote any Preferred Share and no Preferred Share shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph 11(c) of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No Preferred Share held by the Trust or any affiliate of the Trust (except for shares held by a Broker-Dealer that is an affiliate of the Trust for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

6.       1940 ACT PREFERRED SHARES ASSET COVERAGE.

         The Trust shall maintain, as of the last Business Day of each month in which any Preferred Shares are outstanding, the 1940 Act Preferred Shares Asset Coverage.

7.       PREFERRED SHARES BASIC MAINTENANCE AMOUNT.

         (a) So long as Preferred Shares are outstanding, the Trust shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, Fitch Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Fitch is then rating the Preferred Shares) and Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Moody's is then rating the Preferred Shares).

         (b) On or before 5:00 P.M., New York City time, on the third Business Day after a Valuation Date on which the Trust fails to satisfy the Preferred Shares Basic Maintenance Amount, and on the third Business Day after the Preferred Shares Basic Maintenance Cure Date with respect to such Valuation Date, the Trust shall complete and deliver to Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) and the Auction Agent (if either Moody's or Fitch is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the date of such failure or such Preferred Shares Basic Maintenance Cure Date, as the case may be, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Trust mails to the Auction Agent for delivery on the next Business Day the full Preferred Shares Basic Maintenance Report. The Trust shall also deliver a Preferred Shares Basic Maintenance Report to

                  (i) the Auction Agent (if either Moody's or Fitch is then rating the Preferred Shares) as of

                           (A) the fifteenth day of each month (or, if such day is not a Business Day, the next succeeding Business Day) and

                           (B)      the last Business Day of each month, and

                  (ii) Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) as of any Quarterly Valuation Date, in each case on or before the third Business Day after such day.

         A failure by the Trust to deliver a Preferred Shares Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a Preferred Shares Basic Maintenance Report indicating the Discounted Value for all assets of the Trust is less than the Preferred Shares Basic Maintenance Amount, as of the relevant Valuation Date.

         (c) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph 7(b) of this Part I relating to a Quarterly Valuation Date that is also an Annual Valuation Date, the Trust shall cause the Independent Accountant to confirm in writing to Moody's (if Moody's is then rating the Preferred Shares), Fitch (if Fitch is then rating the Preferred Shares) and the Auction Agent (if either Moody's or Fitch is then rating the Preferred Shares):

                  (i) the mathematical accuracy of the calculations reflected in such Report (and in any other Preferred Shares Basic Maintenance Report, randomly selected by the Independent Accountant, that was prepared by the Trust during the quarter ending on such Annual Valuation Date),

                  (ii) that, in such Report (and in such randomly selected Report), the Trust determined in accordance with this Section 12.1 whether the Trust had, at such Annual Valuation Date (and at the Valuation Date addressed in such randomly selected Report), Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount,

                  (iii) that, in such Report (and in such randomly selected Report), the Trust determined in accordance with this Section 12.1 whether the Trust had, at such Annual Valuation Date (and at the Valuation Date addressed in such randomly selected Report),

         Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount,

                  (iv) that, in such Report (and in such randomly selected Report), the Trust determined whether the Trust had, at such Annual Valuation Date (and at the Valuation Date addressed in such randomly selected Report) in accordance with this Section 12.1,

                  (v) with respect to the Fitch ratings on Municipal Obligations, the issuer name, issue size and coupon rate listed in such Report verified by the Independent Accountant by reference to Bloomberg Financial Services or another independent source approved in writing by Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares), and the Independent Accountant shall provide a listing in its letter of any differences,

                  (vi) with respect to the Moody's ratings on Municipal Obligations, the issuer name, issue size and coupon rate listed in such Report notified verified by the Independent Accountant by reference to Bloomberg Financial Services or another independent source approved in writing by Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares), and the Independent Accountant shall provide a listing in its letter of any differences,

                  (vii) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Trust's assets to the Trust for purposes of valuing securities in the Trust's portfolio, that the Independent Accountant has traced the price used in such Report to the bid or mean price listed in such Report as provided to the Trust and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) and

                  (viii) with respect to such confirmation to Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares), that the Trust has satisfied the requirements of paragraph 13 of this Part I of Section 12.1 (such information is herein called the "Accountant's Confirmation").

         (d) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph 7(b) of this Part I relating to any Valuation Date on which the Trust failed to satisfy the Preferred Shares Basic Maintenance Amount, and relating to the Preferred Shares Basic Maintenance Cure Date with respect to such failure to satisfy the Preferred Shares Basic Maintenance Amount, the Trust shall cause the Independent Accountant to provide to Moody's (if Moody's is then rating the Preferred Shares), Fitch (if Fitch is then rating the Preferred Shares) and the Auction Agent (if either Moody's or Fitch is then rating the Preferred Shares) an Accountant's Confirmation as to such Preferred Shares Basic Maintenance Report.

         (e) If any Accountant's Confirmation delivered pursuant to paragraph 7(c) or 7(d) of this Part I shows that an error was made in the Preferred Shares Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) or Fitch Eligible Assets (if Fitch is then rating the Preferred Shares), as the case may be, of the Trust was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Trust, and the Trust shall accordingly amend and deliver the Preferred Shares Basic Maintenance Report to Moody's (if Moody's is then rating the Preferred Share), Fitch (if Fitch is then rating the Preferred Shares) and the Auction Agent (if either Moody's or Fitch is then rating the Preferred Shares) promptly following receipt by the Trust of such Accountant's Confirmation.

         (f) On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of any Preferred Shares, the Trust shall complete and deliver to Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the close of business on such Date of Original Issue.

         (g) On or before 5:00 p.m., New York City time, on the third Business Day after either:

                  (i)      the Trust shall have redeemed Common Shares,

                  (ii) the ratio of the Discounted Value of Moody's Eligible Assets to the Preferred Shares Basic Maintenance Amount is less than or equal to 110%,

                  (iii) the ratio of the Discounted Value of Fitch Eligible Assets to the Preferred Shares Basic Maintenance Amount is less than or equal to 110%, or

                  (iv)     whenever requested by Moody's or Fitch,

the Trust shall complete and deliver to Moody's (if Moody's is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares), as the case may be, a Preferred Shares Basic Maintenance Report as of the date of such event.

8.       [Reserved.]

9.       RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS.

         (a) DIVIDENDS ON SHARES OTHER THAN THE PREFERRED SHARES. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Trust ranking, as to the payment of dividends, on a parity with the Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of the Preferred Shares through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of the Preferred Shares through its most recent Dividend Payment Date or upon the shares of any other class or series of shares of beneficial interest of the Trust ranking on a parity as to the payment of dividends with the Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon the Preferred Shares and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on Preferred Shares and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the Trust and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared per share of Preferred Shares shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

         (b) DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO COMMON SHARES UNDER THE 1940 ACT. The Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

         (c) OTHER RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. For so long as any Preferred Shares are outstanding, and except as set forth in paragraph 9(a) and paragraph 12(c) of this Part I, (A) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Trust ranking junior to or on a parity with the Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Trust ranking junior to or on a parity with Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on shares of each series of Preferred Shares through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (ii) the Trust has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Trust ranking junior to Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding

up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) would each at least equal the Preferred Shares Basic Maintenance Amount.

10.      [Reserved.]

11.      REDEMPTION.

         (a)      OPTIONAL REDEMPTION.

                  (i) Subject to the provisions of subparagraph (v) of this paragraph (a), Preferred Shares of any series may be redeemed, at the option of the Trust, as a whole or from time to time in part, on the second Business Day preceding any Dividend Payment Date for shares of such series, out of funds legally available therefor, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (1) shares of a series of Preferred Shares may not be redeemed in part if after such partial redemption fewer than 300 shares of such series would remain outstanding; (2) unless otherwise provided, shares of a series of Preferred Shares are redeemable by the Trust during the Initial Rate Period thereof only on the second Business Day next preceding the last Dividend Payment Date for such Initial Rate Period; and (3) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period of shares of a series of Preferred Shares, as delivered to the Auction Agent and filed with the Clerk of the Trust, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in subparagraph (iv) of this paragraph (a)) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein ("Special Redemption Provisions").

                  (ii) A Notice of Special Rate Period relating to shares of a series of Preferred Shares for a Special Rate Period thereof may contain Special Redemption Provisions only if the Trustees, after consultation with the Broker-Dealer or Broker-Dealers for such Special Rate Period of shares of such series, determines that such Special Redemption Provisions are in the best interest of the Trust.

                  (iii) If fewer than all of the outstanding shares of a series of Preferred Shares are to be redeemed pursuant to subparagraph
         (i) of this paragraph (a), the number of shares of such series to be redeemed shall be determined by the Trustees, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

                  (iv) Subject to the provisions of subparagraph (v) of this paragraph (a), shares of any series of Preferred Shares may be redeemed, at the option of the Trust, as a whole but not in part, out of funds legally available therefor, on the first day following any Dividend Period thereof included in a Rate Period consisting of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

                  (v) The Trust may not on any date mail a Notice of Redemption pursuant to paragraph 11(c) of this Part I in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date (a) the Trust has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of Preferred Shares by reason of the redemption of such shares on such redemption date and
         (b) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) each at least equals the Preferred Shares Basic Maintenance Amount, and each would at least equal the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. The Trust shall not be required to have available Deposit Securities as described in clause (a) of this subparagraph (v) in respect of a redemption of any series of Preferred Shares, as a whole or in part, contemplated to be effected pursuant to paragraph 11(a) where such redemption is subject to the issuance of shares of any other series of preferred shares of beneficial interest of the Trust. For purposes of determining in clause (b) of this subparagraph (v), whether the Discounted Value of Moody's Eligible Assets and Fitch Eligible Assets each at least equals the Preferred Shares Basic Maintenance Amount, the Moody's Discount Factor applicable to Moody's Eligible Assets and the Fitch Discount Factor applicable to Fitch Eligible Assets shall be determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Trust, as described in the definition of Moody's Discount Factor and Fitch Discount Factor herein.

         (b) MANDATORY REDEMPTION. The Trust shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Trustees for redemption, certain of the Preferred Shares, if the Trust fails to have either Moody's Eligible Assets or Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or fails to maintain the 1940 Act Preferred Shares Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be. The number of Preferred Shares to be redeemed shall be equal to the lesser of

                  (i) the minimum number of Preferred Shares, together with all other preferred shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Trust's having Moody's Eligible Assets and Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or maintaining the 1940 Act Preferred Shares Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of

         Preferred Shares and other preferred shares the redemption or retirement of which would have had such result, all Preferred Shares and other Preferred Shares then outstanding shall be redeemed), and

                  (ii) the maximum number of Preferred Shares, together with all other Preferred Shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration of Trust and applicable law. In determining the Preferred Shares required to be redeemed in accordance with the foregoing, the Trust shall allocate the number required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among Preferred Shares and other preferred shares (and, then, pro rata among each series of Preferred Shares) subject to redemption or retirement.

The Trust shall effect such redemption on the date fixed by the Trust therefor, which date shall not be earlier than 20 days nor later than 40 days after such Cure Date, except that if the Trust does not have funds legally available for the redemption of all of the required number of the Preferred Shares and other preferred shares which are subject to redemption or retirement or the Trust otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Trust shall redeem those Preferred Shares and other preferred shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of Preferred Shares are to be redeemed pursuant to this paragraph (b), the number of shares of such series to be redeemed shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

         (c) NOTICE OF REDEMPTION. If the Trust shall determine or be required to redeem shares of a series of Preferred Shares pursuant to paragraph 11(a) or 11(b) of this Part I, it shall mail a Notice of Redemption with respect to such redemption by first-class mail, postage prepaid, to each Holder of the shares of such series to be redeemed, at such Holder's address as the same appears on the record books of the Trust on the record date established by the Trustees. Such Notice of Redemption shall be so mailed not less than 20 nor more than 45 days prior to the date fixed for redemption. Each such Notice of Redemption shall state:

                  (i)      the redemption date;

                  (ii) the number of Preferred Shares to be redeemed and the series thereof;

                  (iii)    the CUSIP number for shares of such series;

                  (iv)     the Redemption Price;

                  (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Trustees shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price;

                  (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; and

                  (vii) the provisions of this paragraph 11 under which such redemption is made.

If fewer than all shares of a series of Preferred Shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Trust may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph 11(a) of this Part I that such redemption is subject to one or more conditions precedent and that the Trust shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

         (d) NO REDEMPTION UNDER CERTAIN CIRCUMSTANCES. Notwithstanding the provisions of paragraphs 11(a) or 11(b) of this Part I, if any dividends on shares of a series of Preferred Shares (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Trust shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.

         (e) ABSENCE OF FUNDS AVAILABLE FOR REDEMPTION. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Declaration of Trust and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem Preferred Shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Trust shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Trust's failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where:

                  (i) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and

                  (ii) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

Notwithstanding the fact that the Trust may not have redeemed Preferred Shares for which a Notice of Redemption has been mailed, dividends may be declared and paid on Preferred Shares and shall include those Preferred Shares for which a Notice of Redemption has been mailed.

         (f) AUCTION AGENT AS TRUSTEE OF REDEMPTION PAYMENTS BY TRUST. All moneys paid to the Auction Agent for payment of the Redemption Price of Preferred Shares called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

         (g) SHARES FOR WHICH NOTICE OF REDEMPTION HAS BEEN GIVEN ARE NO LONGER OUTSTANDING. Provided a Notice of Redemption has been mailed pursuant to paragraph 11(c) of this Part I, upon the deposit with the Auction Agent (on the Business Day next preceding the date fixed for redemption thereby, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the Preferred Shares that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph 2(e)(i) of this Part I and in paragraph 3 of this Part I. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Trustees shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Auction Agent to the Holders of Preferred Shares subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Trust shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of:

                  (i) the aggregate Redemption Price of the Preferred Shares called for redemption on such date and

                  (ii) all other amounts to which Holders of Preferred Shares called for redemption may be entitled.

Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Trust, after which time the Holders of Preferred Shares so called for redemption may look only to the Trust for payment of the Redemption Price and all other amounts to which they may be entitled. The Trust shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

         (h) COMPLIANCE WITH APPLICABLE LAW. In effecting any redemption pursuant to this paragraph 11, the Trust shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Massachusetts law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Massachusetts law.

         (i) ONLY WHOLE PREFERRED SHARES MAY BE REDEEMED. In the case of any redemption pursuant to this paragraph 11, only whole Preferred Shares shall be redeemed, and in the event that any provision of the Declaration of Trust would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

12.      LIQUIDATION RIGHTS.

         (a) RANKING. The shares of a series of Preferred Shares shall rank on a parity with each other, with shares of any other series of preferred shares and with shares of any other series of Preferred Shares as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust.

         (b) DISTRIBUTIONS UPON LIQUIDATION. Upon the dissolution, liquidation or winding up of the affairs of the Trust, whether voluntary or involuntary, the Holders of Preferred Shares then outstanding shall be entitled to receive and to be paid out of the assets of the Trust available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Trust ranking junior to the Preferred Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds, together with any payments required to be made pursuant to paragraph 3 of this Part I in connection with the liquidation of the Trust. After the payment to the Holders of the Preferred Shares of the full preferential amounts provided for in this paragraph (b), the Holders of Preferred Shares as such shall have no right or claim to any of the remaining assets of the Trust.

         (c) PRO RATA DISTRIBUTIONS. In the event the assets of the Trust available for distribution to the Holders of Preferred Shares upon any dissolution, liquidation, or winding up of the affairs of the Trust, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph 12(b) of this Part I, no such distribution shall be made on account of any shares of any other class or series of preferred shares ranking on a parity with the Preferred Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the Preferred Shares, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

         (d) RIGHTS OF JUNIOR SHARES. Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, after payment shall have been made in full to the Holders of the Preferred Shares as provided in paragraph 12(b) of this Part I, but not prior thereto, any other series or class or classes of shares ranking junior to the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Preferred Shares shall not be entitled to share therein.

         (e) CERTAIN EVENTS NOT CONSTITUTING LIQUIDATION. Neither the sale of all or substantially all the property or business of the Trust, nor the merger or consolidation of the Trust into or with any business trust or corporation nor the merger or consolidation of any business trust or corporation into or with the Trust shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this paragraph 12.

13.      FUTURES AND OPTIONS TRANSACTIONS: FORWARD COMMITMENTS.

         (a)      If Moody's is rating any Preferred Shares, then:

                  (i) For so long as any Preferred Shares are rated by Moody's, the Trust will not buy or sell futures contracts, write, purchase or sell call options on futures contracts or purchase put options on futures contracts or write call options (except covered call options) on portfolio securities unless it receives written confirmation from Moody's that engaging in such transactions would not impair the ratings then assigned to such

         Preferred Shares by Moody's, except that the Trust may purchase or sell exchange-traded futures contracts based on the Bond Buyer Municipal Bond Index (the "Municipal Index") or United States Treasury Bonds, Bills or Notes ("Treasury Futures"), and purchase, write or sell exchange-traded put options on such futures contracts and purchase, write or sell exchange-traded call options on such futures contracts (collectively, "Moody's Hedging Transactions"), subject to the following limitations:

                           (A) the Trust will not engage in any Moody's Hedging Transaction based on the Municipal Index (other than transactions which terminate a futures contract or option held by the Trust by the Trust's taking an opposite position thereto ("Closing Transactions")) which would cause the Trust at the time of such transaction to own or have sold outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by THE WALL STREET JOURNAL;

                           (B) the Trust will not engage in any Moody's Hedging Transaction based on Treasury Futures (other than Closing Transactions) which would cause the Trust at the time of such transaction to own or have sold

                                    (I)      outstanding futures contracts based
                                             on Treasury Futures having an
                                             aggregate Market Value exceeding
                                             20% of the aggregate Market Value
                                             of Moody's Eligible Assets owned by
                                             the Trust and rated Aa by Moody's
                                             (or, if not rated by Moody's, rated
                                             AAA by S&P), or

                                    (II)     outstanding futures contracts based
                                             on Treasury Futures having an
                                             aggregate Market Value exceeding
                                             40% of the aggregate Market Value
                                             of all Municipal Bonds constituting
                                             Moody's Eligible Assets owned by
                                             the Trust (other than Moody's
                                             Eligible Assets already subject to
                                             a Moody's Hedging Transaction) and
                                             rated Baa or A by Moody's (or, if
                                             not rated by Moody's, rated A or AA
                                             by S&P) (for purpose of the
                                             foregoing clauses (I) and (II), the
                                             Trust shall be deemed to own
                                             futures contracts that underlie any
                                             outstanding options written by the
                                             Trust);

                           (C)      the Trust will engage in Closing
                  Transactions to close out any outstanding futures contract based on the Municipal Index if the amount of open interest in the Municipal Index as reported by THE WALL STREET JOURNAL is less than 5,000; and

                           (D) the Trust will not enter into an option of futures transaction unless, after giving effect thereto, the Trust would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

                  (ii) For purposes of determining whether the Trust has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of Moody's Eligible Assets which the Trust is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows:

                           (A) assets subject to call options written by the Trust which are either exchange-traded and "readily reversible" or which expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of:

                                    (I)      Discounted Value and

                                    (II)     the exercise price of the call
                           option written by the Trust;

                           (B) assets subject to call options written by the Trust not meeting the requirements of clause (A) of this sentence shall have no value;

                           (C) assets subject to put options written by the Trust shall be valued at the lesser of:

                                    (I)      the exercise price and

                                    (II)     the Discounted Value of the subject
                           security; and

                           (D) where delivery may be made to the Trust with any security of a class of securities, the Trust shall assume that it will take delivery of the security with the lowest Discounted Value.

                  (iii) For purposes of determining whether the Trust has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Moody's Eligible Assets held by the Trust:

                           (A) 10% of the exercise price of a written call option;

                           (B)      the exercise price of any written put
                  option;

                           (C) where the Trust is the seller under a futures contract, 10% of the settlement price of the futures contract;

                           (D) where the Trust is the purchaser under a futures contract, the settlement price of assets purchased under such futures contract;

                           (E) the settlement price of the underlying futures contract if the Trust writes put options on a futures contract; and

                           (F) 105% of the Market Value of the underlying futures contracts if the Trust writes call options on a futures contract and does not own the underlying contract.

                  (iv) For so long as any Preferred Shares are rated by Moody's, the Trust will not enter into any contract to purchase securities for a fixed price at a future date beyond customary settlement time (other than such contracts that constitute Moody's Hedging Transactions that are permitted under paragraph 13(a)(ii) of this Part I), except that the Trust may enter into such contracts to purchase newly-issued securities on the date such securities are issued ("Forward Commitments"), subject to the following limitation:

                           (A) the Trust will maintain in a segregated account with its custodian cash, cash equivalents or short-term, fixed-income securities rated P-1, MTG-1 or MIG-1 by Moody's and maturing prior to the date of the Forward Commitment with a Market Value that equals or exceeds the amount of the Trust's obligations under any Forward Commitments to which it is from time to time a party or long-term fixed income securities with a Discounted Value that equals or exceeds the amount of the Trust's obligations under any Forward Commitment to which it is from time to time a party; and

                           (B) the Trust will not enter into a Forward Commitment unless, after giving effect thereto, the Trust would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Maintenance Amount.

         For purposes of determining whether the Trust has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Trust is a party and of all securities deliverable to the Trust pursuant to such Forward Commitments shall be zero.

         (b)      If Fitch is rating any Preferred Shares, then:

                  (i) For so long as any Preferred Shares are rated by Fitch, the Trust will not buy or sell futures contracts, write, purchase or sell call options on futures contracts or purchase put options on futures contracts or write call options (except covered call options) on portfolio securities unless it receives written confirmation from Fitch that engaging in such transactions would not impair the ratings then assigned to such Preferred Shares by Fitch, except that the Trust may purchase or sell exchange-traded futures contracts based on the Municipal Index or Treasury Futures, and purchase, write or sell exchange-traded put options on such futures contracts and purchase, write or sell exchange-traded call options on such futures contracts (collectively, "Fitch Hedging Transactions"), subject to the following limitations:

                           (A) the Trust will not engage in any Fitch Hedging Transaction based on the Municipal Index (other than Closing Transactions) which would cause the Trust at the time of such transaction to own or have sold outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by THE WALL STREET JOURNAL;

                           (B) the Trust will not engage in any Fitch Hedging Transaction based on Treasury Futures (other than Closing Transactions) which would cause the Trust at the time of such transaction to own or have sold

                                    (I)      outstanding futures contracts based
                                             on Treasury Futures having an
                                             aggregate Market Value exceeding
                                             20% of the aggregate Market Value
                                             of Fitch Eligible Assets owned by
                                             the Trust and rated AA by Fitch
                                             (or, if not rated by Fitch, rated
                                             Aa by Moody's; or, if not rated by
                                             Moody's, rated AAA by S&P), or

                                    (II)     outstanding futures contracts based
                                             on Treasury Futures having an
                                             aggregate Market Value exceeding
                                             40% of the aggregate Market Value
                                             of all Municipal Bonds constituting
                                             Fitch Eligible Assets owned by the
                                             Trust (other than Fitch Eligible
                                             Assets already subject to a Fitch
                                             Hedging Transaction) and rated A or
                                             BBB by Fitch (or, if not rated by
                                             Fitch, rated Baa or A by Moody's;
                                             or, if not rated by Moody's, rated
                                             A or AA by S&P) (for purpose of the
                                             foregoing clauses (I) and (II), the
                                             Trust shall be deemed to own
                                             futures contracts that underlie any
                                             outstanding options written by the
                                             Trust);

                           (C)      the Trust will engage in Closing
                  Transactions to close out any outstanding futures contract based on the Municipal Index if the amount of open interest in the Municipal Index as reported by THE WALL STREET JOURNAL is less than 5,000; and

                           (D) the Trust will not enter into an option of futures transaction unless, after giving effect thereto, the Trust would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

                  (ii) For purposes of determining whether the Trust has Fitch Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of Fitch Eligible Assets which the Trust is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows:

                           (A) assets subject to call options written by the Trust which are either exchange-traded and "readily reversible" or which expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of:

                                    (I)      Discounted Value and

                                    (II)     the exercise price of the call
                           option written by the Trust;

                           (B) assets subject to call options written by the Trust not meeting the requirements of clause (A) of this sentence shall have no value;

                           (C) assets subject to put options written by the Trust shall be valued at the lesser of:

                                    (I)      the exercise price and

                                    (II)     the Discounted Value of the subject
                           security; and

                           (D) where delivery may be made to the Trust with any security of a class of securities, the Trust shall assume that it will take delivery of the security with the lowest Discounted Value.

                  (iii) For purposes of determining whether the Trust has Fitch Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Fitch Eligible Assets held by the Trust:

                           (A) 10% of the exercise price of a written call option;

                           (B)      the exercise price of any written put
                  option;

                           (C) where the Trust is the seller under a futures contract, 10% of the settlement price of the futures contract;

                           (D) where the Trust is the purchaser under a futures contract, the settlement price of assets purchased under such futures contract;

                           (E) the settlement price of the underlying futures contract if the Trust writes put options on a futures contract; and

                           (F) 105% of the Market Value of the underlying futures contracts if the Trust writes call options on a futures contract and does not own the underlying contract.

                  (iv) For so long as any Preferred Shares are rated by Fitch, the Trust will not enter into any contract to purchase securities for a fixed price at a future date beyond customary settlement time (other than such contracts that constitute Fitch Hedging Transactions that are permitted under paragraph 13(b)(ii) of this Part I), except that the Trust may enter into Forward Commitments, subject to the following limitation:

                           (A) the Trust will maintain in a segregated account with its custodian cash, cash equivalents or short-term, fixed-income securities rated ___, ___ or ___ by Fitch (or, if not rated by Fitch, rated P-1, MTG-1 or MIG-1 by Moody's) and maturing prior to the date of the Forward Commitment with a Market Value that equals or exceeds the amount of the Trust's obligations under any Forward Commitments to which it is from time to time a party or long-term fixed income securities with a Discounted Value that equals or exceeds the amount of the Trust's obligations under any Forward Commitment to which it is from time to time a party; and

                           (B) the Trust will not enter into a Forward Commitment unless, after giving effect thereto, the Trust would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Maintenance Amount.

         For purposes of determining whether the Trust has Fitch Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Trust is a party and of all securities deliverable to the Trust pursuant to such Forward Commitments shall be zero.

         (c) For so long as any Preferred Shares are outstanding and Moody's or Fitch or both is rating such shares, the Trust will not, unless it has received written confirmation from Moody's or Fitch or both, as applicable, that any such action would not impair the rating then assigned by such rating agency to such shares, engage in any one or more of the following transactions:

                  (i) borrow money, except that the Trust may, without obtaining the written confirmation described above, borrow money for the purpose of clearing securities transactions if

                           (A) the Preferred Shares Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and

                           (B)      such borrowing

                                    (I)      is privately arranged with a bank
                                             or other person and is evidenced by
                                             a promissory note or other evidence
                                             of indebtedness that is not
                                             intended to be publicly distributed
                                             or

                                    (II)     is for "temporary purposes," is
                                             evidenced by a promissory note or
                                             other evidence of indebtedness and
                                             is in an amount not exceeding 5% of
                                             the value of the total assets of
                                             the Trust at the time of the
                                             borrowing (for purposes of the
                                             foregoing, "temporary purposes"
                                             means that the borrowing is to be
                                             repaid within sixty days and is not
                                             to be extended or renewed);

                  (ii) except as provided in paragraph 5 of this Part I, issue additional shares of any series of Preferred Shares or any class or series of shares ranking prior to or on a parity with Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolutions, liquidation or winding up of the Trust, or reissue any Preferred Shares previously purchased or redeemed by the Trust;

                  (iii)    engage in any short sales of securities;

                  (iv)     lend securities;

                  (v) merge or consolidate into or with any other corporation or entity;

                  (vi)     change the Pricing Service; and

                  (vii)    enter into reverse repurchase agreements.

         In the event any Preferred Shares are outstanding and another nationally-recognized statistical rating organization is rating such shares in addition to or in lieu of Moody's or Fitch, the Trust shall comply with any restrictions imposed by such rating agency, which restrictions may be more restrictive than those imposed by Moody's or Fitch.

14.      MISCELLANEOUS.

         (a) AMENDMENT OF THIS SECTION TO ADD ADDITIONAL SERIES. Subject to the provisions of paragraph 13(c)(ii) of this Part I, the Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Section 12.1 or required by applicable law), amend this
Section 12.1 to (1) reflect any amendments hereto which the Trustees is entitled to adopt pursuant to the terms of this Section 12.1 without shareholder approval or (2) add additional series of Preferred Shares or additional shares of a series of Preferred Shares (and terms relating thereto) to the series and Preferred Shares theretofore described thereon. Each such additional series and all such additional shares shall be governed by the terms of this section.

         (b) NO FRACTIONAL SHARES. No fractional shares of Preferred Shares shall be issued.

         (c) STATUS OF PREFERRED SHARES REDEEMED, EXCHANGED OR OTHERWISE ACQUIRED BY THE TRUST. Preferred Shares which are redeemed, exchanged or otherwise acquired by the Trust shall return to the status of authorized and unissued preferred shares without designation as to series.

         (d) BOARD MAY RESOLVE AMBIGUITIES. To the extent permitted by applicable law, the Trustees may interpret or adjust the provisions of this
Section 12.1 to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Section 12.1 with respect to any series of Preferred Shares prior to the issuance of shares of such series.

         (e)      HEADING NOT DETERMINATIVE. The headings contained in this
Section 12.1 are for convenience of reference only and shall not affect the meaning or interpretation of this Section 12.1.

         (f) NOTICES. All notices or communications, unless otherwise specified in the Bylaws of the Trust or this Section 12.1, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.

                                   PART II.

1.       ORDERS.

         (a) Prior to the Submission Deadline on each Auction Date for shares of a series of Preferred Shares:

                  (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

                           (A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of such shares;

                           (B) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

                           (C) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series;

and

                  (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

         For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i) (A), (i) (B), (i) (C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

         (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                           (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

                           (B)      such number or a lesser number of
                  Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph 4(a) of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

                           (C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause
                  (iii) of paragraph 4(b) of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

                  (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                           (A) the number of Outstanding shares of such series specified in such Sell Order; or

                           (B)      such number or a lesser number of
                  Outstanding shares of such series as set forth in clause (iii) of paragraph 4(b) of this Part II if Sufficient Clearing Bids for shares of such series do not exist; provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of Preferred Shares shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph 2(c) of this
                  Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Trust) with the provisions of paragraph 7 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

                  (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                           (A) the number of outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

                           (B)      such number or a lesser number of
                  Outstanding shares of such series as set forth in clause (v) of paragraph 4(a) of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

         (c) No Order for any number of Preferred Shares other than whole shares shall be valid.

2.       SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.

         (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for Preferred Shares of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Trust) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

                  (i) the name of the Bidder placing such Order (which shall be the Broker- Dealer unless otherwise permitted by the Trust);

                  (ii) the aggregate number of shares of such series that are the subject of such order;

                  (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

                           (A) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;

                           (B) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

                           (C) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

                  (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

         (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

         (c) If an Order or Orders covering all of the outstanding Preferred Shares of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

         (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Preferred Shares of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

                  (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

                  (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

                           (B) subject to subclause (A), if more than one Bid of
                  an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

                           (C) subject to subclauses (A) and (B), if more than
                  one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                           (D) in any such event, the number, if any, of such
                  Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

                  (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

         (e) If more than one Bid for one or more shares of a series of Preferred Shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

         (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

3. DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE.

         (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of Preferred Shares, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

                  (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available Preferred Shares" of such series);

                  (ii) from the Submitted Orders for shares of such series whether:

                           (A) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series;

                  exceeds or is equal to the sum of:

                           (B) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for shares of such series; and

                           (C) the number of Outstanding shares of such series subject to Submitted Sell Orders

                  (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

                  (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

                           (A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

                           (B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted; would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available Preferred Shares of such series.

         (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph 3(a) of this Part II, the Auction Agent shall advise the Trust of the Maximum Rate for shares of the series of Preferred Shares for which an Auction is being held on the Auction Date and, based on such determination the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:

                  (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next Succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

                  (ii) if sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of such series; or

                  (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be equal to the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of
         (A) (I) the "AA" Composite Commercial Paper Rate on such Auction Date for such Rate Period, if such Rate Period consists of fewer than 183 Rate Period Days; (II) the Treasury Bill Rate on such Auction Date for such Rate Period, if such Rate Period consists of more than 182 but fewer than 365 Rate Period Days; or (III) the Treasury Note Rate on such Auction Date for such Rate Period, if such Rate Period is more than 364 Rate Period Days (the rate described in the foregoing clause
         (A)(I), (II) or (III), as applicable, being referred to herein as the "Benchmark Rate") and (B) 1 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater; provided, however, that if the Trust has notified the Auction Agent of its intent to allocate to shares of such series in such Rate Period any net capital gains or other income taxable for Federal income tax purposes ("Taxable Income"), the Applicable Rate for shares of such series for such Rate Period will be
         (i) if the Taxable Yield Rate (as defined below) is greater than the Benchmark Rate, then the Benchmark Rate, or (ii) if the Taxable Yield Rate is less than or equal to the Benchmark Rate, then the rate equal to the sum of (x) the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of the Benchmark Rate multiplied by the factor set forth in the preceding clause (B) and (y) the product of the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax applicable to ordinary income, whichever is greater, multiplied by the Taxable Yield Rate.
         For purposes of the foregoing, Taxable Yield Rate means the rate determined by (a) dividing the amount of Taxable Income available for distribution per share of such series of Preferred Shares by the number of days in the Dividend Period in respect of which such Taxable Income is contemplated to be distributed, (b) multiplying the amount determined in (a) above by 365 (in the case of a Dividend Period of 7 Rate Period Days) or 360 (in the case of any other Dividend Period), and (c) dividing the amount determined in (b) above by $25,000.

4. ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES.

         Existing Holders shall continue to hold the Preferred Shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph 3(a) of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

         (a) If Sufficient Clearing Bids for shares of a series of Preferred Shares have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs 4(d) and 4(e) of this Part II, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

                  (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the Preferred Shares subject to such Submitted Bids;

                  (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bids;

                  (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

                  (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bid, unless the number of Outstanding Preferred Shares subject to all such Submitted Bids shall be greater than the number of Preferred Shares ("remaining shares") in the excess of the Available Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold Preferred Shares subject to such Submitted Bid, but only in an amount equal to the number of Preferred Shares of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

                  (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

         (b) If Sufficient Clearing Bids for shares of a series of Preferred Shares have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph 4(d), Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

                  (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the Preferred Shares subject to such Submitted Bids;

                  (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

                  (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

         (c) If all of the Outstanding shares of a series of Preferred Shares are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

         (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph 4(a) or clause (iii) of paragraph 4(b) of this Part II, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of Preferred Shares of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole Preferred Shares.

         (e) If, as a result of the procedures described in clause (v) of paragraph 4(a) of this Part I, any Potential Holder would be entitled or required to purchase less than a whole share of a series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate Preferred Shares of such series for purchase among Potential Holders so that only whole shares of Preferred Shares of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing Preferred Shares of such series on such Auction Date.

         (f) Based on the results of each Auction for shares of a series of Preferred Shares, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, Preferred Shares of such series. Notwithstanding any provision of the Auction Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of a series of Preferred Shares with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of Preferred Shares that have been made in respect of Potential Holders' or Potential Beneficial Owners' submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

         (g) Neither the Trust nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver

Preferred Shares of any series or to pay for Preferred Shares of any series sold or purchased pursuant to the Auction Procedures or otherwise.

5.       NOTIFICATION OF ALLOCATIONS.

         Whenever the Trust intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on Preferred Shares, the Trust may, but shall not be required to, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Trust, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its Beneficial Owners and Potential Beneficial Owners of Preferred Shares believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

6.       AUCTION AGENT.

         For so long as any Preferred Shares are outstanding, the Auction Agent, duly appointed by the Trust to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Trust and its affiliates (which however may engage or have engaged in business transactions with the Trust or its affiliates) and at no time shall the Trust or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any Preferred Shares are outstanding, the Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of a series of Preferred Shares shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. on the Business Day preceding an Auction for a series of Preferred Shares and 9:30 a.m. on the Auction Date for such Auction to ascertain the number of shares of such series in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

7.       TRANSFER OF PREFERRED SHARES.

         Unless otherwise permitted by the Trust, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this paragraph 7 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Trust) to whom such transfer is made shall advise the Auction Agent of such transfer.

8.       GLOBAL CERTIFICATE.

         Prior to the commencement of a Voting Period, (i) all of the shares of a series of Preferred Shares outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of Preferred Shares shall be made on the books of the Trust to any Person other than the Securities Depository or its nominee.

                                                                      Appendix B


                               SECURITIES RATINGS

The ratings of securities in which the Fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency. Putnam Management will not necessarily sell an investment if its rating is reduced. The following rating services describe rated securities as follows:


MOODY'S INVESTORS SERVICE, INC.


BONDS


Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.



A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.



Baa - Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


NOTES


MIG 1/VMIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.


COMMERCIAL PAPER


Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. PRIME-1 repayment ability will often be evidenced by the following characteristics:


--   Leading market positions in well established industries.
--   High rates of return on funds employed.
-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.
-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
-- Well established access to a range of financial markets an assured sources of alternate liquidity.


Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



STANDARD & POOR'S RATING SERVICES


BONDS


AAA - An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



AA - An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



A - An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



BBB - An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.


BB - An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



CC - An obligation rated CC is currently highly vulnerable to nonpayment.

C - The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.



D - An obligation rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized.


NOTES


SP-1 - Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.



SP-2 - Satisfactory capacity to pay principal and interest.



SP-3 - Speculative capacity to pay principal and interest.


COMMERCIAL PAPER


A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.



A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."



A-3 - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


DUFF & PHELPS CORPORATION

LONG-TERM DEBT


AAA - Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.



AA+, AA, AA- - High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.



A+, A, A- - Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.



BBB+, BBB, BBB- - Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.



BB+, BB, BB- - Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.



B+, B, B- - Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.



CCC - Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD - Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.



FITCH IBCA, INC.



AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.



AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.



A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.



BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.



BB - Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.



B - Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.



CCC - Bonds have certain characteristics which, with passing of time, could lead to the possibility of default on either principal or interest payments.



CC - Bonds are minimally protected. Default in payment of interest and/or principal seems probable.



C - Bonds are in actual or imminent default in payment of interest or principal.



DDD - Bonds are in default and in arrears in interest and/or principal payments. Such bonds are extremely speculative and should be valued only on the basis of their value in liquidation or reorganization of the obligor.

                           PUTNAM MUNICIPAL BOND FUND
                                    FORM N-2
                                     PART C

                                OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

1.       Financial Statements:


         (a) Financial Highlights and Senior Securities Table of the Registrant - Included in Part A of this Registration Statement.



         (b) Report of Independent Accountants of the Registrant dated June 8, 2001, included in the Annual Report of the Registrant dated April 30, 2001 and filed on Form N-30D (811-07270) with the Securities and Exchange Commission on June 12, 2001 - Incorporated by reference into Part B of the Registration Statement.



         (c) The Financial Statements of the Registrant dated April 30, 2001, included in the Annual Report of the Registrant dated April 30, 2001 and filed on Form N-30D (811-07270) with the Securities and Exchange Commission on June 12, 2001 - Incorporated by reference into Part B of the Registration Statement.



         (d) Report of Independent Accountants of Putnam Investment Grade Municipal Trust III dated December 7, 2000, included in the Annual Report of Putnam Investment Grade Municipal Trust III dated October 31, 2000 and filed on Form N-30D (811-07099) with the Securities and Exchange Commission on December 15, 2000 - Included in Part B of this Registration Statement.



         (e) The Financial Statements of Putnam Investment Grade Municipal Trust III dated October 31, 2000, included in the Annual Report of Putnam Investment Grade Municipal Trust III dated October 31, 2000 and filed on Form N-30D (811-07099) with the Securities and Exchange Commission on December 15, 2000 - Included in Part B of this Registration Statement.



         (f) Unaudited Financial Statements of Putnam Investment Grade Municipal Trust III dated April 30, 2001, included in the Semiannual Report of Putnam Investment Grade Municipal Trust III dated April 30, 2000 and filed on Form N-30D (811-07099) with the Securities and Exchange Commission on June 11, 2001 - Included in Part B of this Registration Statement.


2.       Exhibits:


         (a) Amended and Restated Agreement and Declaration of Trust dated July 23, 2001 - Incorporated by reference to Exhibit 1 to the Registrant's Registration Statement on Form N-2 (333-68370) filed with the Securities and Exchange Commission on August 24, 2001.



         (b)(1) Bylaws - Incorporated by reference to Exhibit 2 to the Registrant's Registration Statement on Form N-14 (333-57240) filed with the Securities and Exchange Commission on March 19, 2001.



         (b)(2)   Amendment No. 1 to Bylaws - Incorporated by reference to
                  Exhibit 3 to the Registrant's Registration Statement on Form N-14 (333-57240) filed with the Securities and Exchange Commission on March 19, 2001.



         (b)(3)   Amendment No. 2 to Bylaws - Incorporated by reference to
                  Exhibit 4 to the Registrant's Registration Statement on Form N-14 (333-57240) filed with the Securities and Exchange Commission on March 19, 2001.

         (b)(4)   Amendment No. 3 to Bylaws - Incorporated by reference to
                  Exhibit 5 to the Registrant's Registration Statement on Form N-14 (333-57240) filed with the Securities and Exchange Commission on March 19, 2001.



         (b)(5)   Amendment No. 4 to Bylaws - Incorporated by reference to
                  Exhibit 6 to the Registrant's Registration Statement on Form N-14 (333-57240) filed with the Securities and Exchange Commission on March 19, 2001.



         (b)(6)   Amendment No. 5 to Bylaws - Incorporated by reference to
                  Exhibit 1 to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-14 (333-57240) filed with the Securities and Exchange Commission on May 3, 2001.



         (b)(7) Amendment No. 6 to Bylaws - Filed as Appendix A-1 to Part B hereof.



         (c)      Not applicable.



         (d)(1) Portions of Agreement and Declaration of Trust Relating to Shareholders' Rights - Incorporated by reference to Exhibit 2 to the Registrant's Registration Statement on Form N-2 (333-68370) filed with the Securities and Exchange Commission on August 24, 2001.



         (d)(2)   Portions of Bylaws Relating to Shareholders' Rights - Exhibit
                  1.



         (e)      Dividend Reinvestment Plan - Incorporated by reference to
                  Exhibit 3 to the Registrant's Registration Statement on Form N-2 (333-68370) filed with the Securities and Exchange Commission on August 24, 2001.



         (f)      Not applicable.



         (g) Management Contract dated as of November 6, 1992 -- Incorporated by Reference to Exhibit 9 to the Registrant's Registration Statement on Form N-14 (333-57240) filed with the Securities and Exchange Commission on March 19, 2001.



         (h)      Form of Purchase Agreement - To be filed as amendment.



         (i) Trustee Retirement Plan as adopted October 4, 1996 -- Incorporated by Reference to Exhibit 10 to the Registrant's Registration Statement on Form N-14 (333-57240) filed with the Securities and Exchange Commission on March 19, 2001.



         (j) Custodian Agreement with Putnam Fiduciary Trust Company dated May 3, 1991, as amended July 13, 1992 -- Incorporated by Reference to Exhibit 11 to the Registrant's Registration Statement on Form N-14 (333-57240) filed with the Securities and Exchange Commission on March 19, 2001.



         (k)(1)   Form of Transfer Agency Agreement - To be filed as amendment.



         (k)(2)   Form of Auction Agency Agreement - To be filed as amendment.



         (k)(3)   Form of Broker-Dealer Agreement - To be filed as amendment.



         (k)(4) Form of Securities Depository Agreement - To be filed as amendment.



         (l) Opinion of Ropes & Gray, including consent - To be filed as amendment.



         (m)      Not applicable.



         (n)(1) Consent of PricewaterhouseCoopers LLP Independent Accountants to Putnam Municipal Bond

                  Fund - Exhibit 2.



         (n)(2) Report of PricewaterhouseCoopers LLP Independent Accounts to Putnam Municipal Bond Fund on Supplemental Schedule -
                  Exhibit 3

         (n)(3) Consent of PricewaterhouseCoopers LLP Independent Accountants to Putnam Municipal Bond Fund - Exhibit 4



         (o)      Not applicable.



         (p)      Initial Capital Agreement - Incorporated by reference to
                  Exhibit 14 to the Registrant's Registration Statement on Form N-2 (33-53076) filed with the Securities and Exchange Commission on October 8, 1992.



         (q)      Not applicable.



         (r)      Not applicable.



         (s) Power of Attorney - Incorporated by reference to Exhibit 6 to the Registrant's Registration Statement on Form N-2 (333-68370) filed with the Securities and Exchange Commission on August 24, 2001.


ITEM 25.  MARKETING ARRANGEMENTS


         Reference is made to Exhibit 2 of this Registration Statement filed herewith.


ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION


         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:



         Registration Fees ..........................................$ 33,250
         Rating Agencies Fees .......................................
         Legal Fees and Expenses ....................................
         Accounting Fees and Expenses ...............................
         Miscellaneous Expenses .....................................
                  Total .............................................


ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES


         At September 30, 2001, the number of record holders of each class of securities of the Registrant were as follows:



        ----------------------------------------------------------- ------------------------------
                              TITLE OF CLASS                          NUMBER OF RECORD HOLDERS
        ----------------------------------------------------------- ------------------------------
        Common Shares of Beneficial Interest
        ----------------------------------------------------------- ------------------------------
        Remarketed Preferred Shares, Series A
        ----------------------------------------------------------- ------------------------------
        Remarketed Preferred Shares, Series B
        ----------------------------------------------------------- ------------------------------
        Municipal Income Preferred Shares
        ----------------------------------------------------------- ------------------------------
        Auction Rate Municipal Preferred Shares, Series A
        ----------------------------------------------------------- ------------------------------
        Auction Rate Municipal Preferred Shares, Series B
        ----------------------------------------------------------- ------------------------------


ITEM 29.  INDEMNIFICATION.

Article VIII of the Registrant's Agreement and Declaration of Trust provides as follows:


         SECTION 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding (a) not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or (b) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.


         SECTION 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter(provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts(as opposed to a full trial type inquiry) that such Covered Person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry), to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and that such indemnification would not protect such Covered Person against any liability to the Trust to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.


         SECTION 3. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term "covered Person" shall include such person's heirs, executors and administrators, and a "disinterested Trustee" is a Trustee who is not an "interested person" of the Trust as defined in
Section 2(a)(19) of the 1940 Act, as amended (or who has been exempted from being an "interested person" by any rule, regulation or order of the Securities and Exchange Commission) and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.


ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Except as set forth below, the directors and officers of the Registrant's investment adviser have been engaged during the past two fiscal years in no business, vocation or employment of a substantial nature other than as directors or officers of the investment adviser or certain of its corporate affiliates. Certain officers of the investment adviser serve as officers of some or all of the Putnam funds. The address of the investment adviser, its corporate affiliates and the Putnam Funds is one Post Office Square, Boston, Massachusetts 02109.


                          NAME                            NON-PUTNAM BUSINESS AND OTHER CONNECTIONS
                          ----                            -----------------------------------------
Lauren Allansmith                                         Prior to August 1999, Analyst, Loomis Sayles, One
Senior Vice President                                     Financial Center, Boston, MA 02111

Blake Anderson                                            Trustee, Salem Female Charitable Society, Salem MA 01970
Managing Director

Jane N. Barlow                                            Prior to January 2000, Office Management, Distinction
Vice President                                            Resourcing Limited, 2/4 Great Eastern Street, London,
                                                          EC2A 3NT


                                      C-5

Stephen A. Balter                                         Prior to March 2000, Vice President and Analyst, Pioneer
Vice President                                            Investment Management, 60 State St., Boston, MA 02109

Rob A. Bloemker                                           Prior to September 1999, Managing Director, Lehman
Senior Vice President                                     Brothers, 555 California St., 30th floor, San Francisco,
                                                          CA 94104

Anna Bulkovshteyn                                         Prior to July 1999, Quantitative Analyst, Sun Life
Assistant Vice President                                  Investment Management, 200 King Street West, Toronto,
                                                          Ontario M5H 3T4 Canada

Jason T. Cecchini                                         Prior to August 2000, Project Analyst, Fleet Boston
Assistant Vice President                                  Financial, 100 Federal St., Boston, MA 02110

Paul L. Check                                             Prior to October 2000, Morgan Stanley Dean Witter, 1585
Vice President                                            Broadway, New York, NY 10036

Myung Chol Chon                                           Prior to March 2001, Manager, Risk Management-Trading,
Vice President                                            Royal Bank of Canada, 200 Bay Street, South Tower 15th,
                                                          Toronto, Ontario, M5J 2J5

Sabina M. Ciminero                                        Prior to August 2000, Research Associate, International
Assistant Vice President                                  Graduate School of Management, Soldiers Field Road,
                                                          Boston, MA 02163; Prior to August 1999, Research
                                                          Associate, Harvard Business School, Soldiers Field Road,
                                                          Boston, MA 02163

James Conklin                                             Prior to May 2000, Vice President, Lehman Brothers, 3
Vice President                                            World Financial Center, New York, NY 10285

C. Beth Cotner                                            Director, The Lyric Stage Theater, 140 Clarendon St.,
Senior Vice President                                     Boston, MA 02116

Collin Crownover                                          Prior to October 2000, Research Officer, Barclays Global
Vice President                                            Investors, 45 Fremont St., San Francisco, CA 94105

Lindsey L. Curley                                         Prior to June 1999, Portfolio Analyst, Standish, Ayer &
Assistant Vice President                                  Wood, Inc., One Financial Center, Boston, MA 02110.

John R.S. Cutler                                          Member, Burst Media, L.L.C., 10 New England Executive
Vice President                                            Park, Burlington, MA 01803

Kenneth Daly                                              President, Andover River Rd. TMA, River Road
Managing Director                                         Transportation Management Association, 7 Shattuck Rd.,
                                                          Andover, MA 01810

Simon Davis                                               Prior to September 2000, Lead Manager, Deutsche Asset
Senior Vice President                                     Management, 1 Appold St., London, EC2

Michael E. DeFao                                          Prior to February 2000, Senior Vice President and General
Assistant Vice President                                  Counsel, UAM Fund Services, Inc., Boston, MA 02110


                                      C-6

David Depew                                               Prior to February 2001, Vice President, Wellington
Senior Vice President                                     Management, 75 State Street, Boston, MA 02109

Ralph C. Derbyshire                                       Board Member, MSPCC, 399 Boylston St., Boston, MA; Board
Senior Vice President                                     Member, Winchester After School Program, Skillings Rd.,
                                                          Winchester, MA

Lisa DeConto                                              Prior to June 2000, Associate Partner, Westgate Group,
Senior Vice President                                     175 Federal St., Boston, MA 02110

Erin J. DeRoche                                           Prior to January 2001, Compensation Consultant, Partners
Assistant Vice President                                  Healthcare System, Inc., 101 Merrimac Street #5, Boston,
                                                          MA 02114

Stephen P. Dexter                                         Prior to June 1999, Senior Vice President and Senior
Senior Vice President                                     Portfolio Manger, Scudder Kemper, Inc. One International
                                                          Place, Boston, MA

Kenneth J. Doerr                                          Prior to November 2000, Mid-Cap Portfolio Manager,
Senior Portfolio Manager                                  Principal, Equinox Capital Management, 590 Madison
                                                          Avenue, New York, NY 10022

Emily Durbin                                              Board of Directors, Family Service, Inc., Lawrence, MA
Vice President                                            01840

Karnig H. Durgarian                                       Board Member, EBRI, Suite 600, 2121 K St., N.W.,
Managing Director                                         Washington, DC 20037-1896.  Trustee, American Assembly,
                                                          122 C. St., N.W., Suite 350, Washington, DC 20001

Masato Ebayashi                                           Prior to October 2000, General Manager, HR and GA, Daido
Vice President                                            Concrete Co., Ltd., 2-14-1 Higashi-Ueno, Taito-ku, Tokyo,
                                                          110-0015

Nathan W. Eigerman                                        Trustee, Flower Hill Trust, 298 Marlborough St., #4,
Senior Vice President                                     Boston, MA 02116

Tony H. Elavia                                            Prior to September 1999, Executive Vice President,
Senior Vice President                                     Voyageur Asset Management, 90 S. 7th Street, Minneapolis,
                                                          MN 55402

Kerim Engin                                               Prior to February 2001, Consultant, StrategyX, 2681 N.
Vice President                                            Orchard St., Chicago, IL 60614; Prior to September 2000,
                                                          Director Quantitative Research, 181 West Madison St.,
                                                          Chicago, IL 60602


                                      C-7

Irene M. Esteves                                          Board of Director Member, American Management Association
Managing Director                                         Finance Council, 1601 Broadway, New York, NY; Board of
                                                          Director Member, First Night Boston, 20 Park Plaza, Suite
                                                          927, Boston, MA; Board of Director Member, SC Johnson
                                                          Commercialmarkets, 8310 16th St., Stutevant, WI 53177;
                                                          Board of Director Member, Massachusetts Taxpayers
                                                          Foundation, 24 Province St., Boston, MA; Board of
                                                          Director Member, Mrs. Bairds Bakeries, 515 Jones St.,
                                                          Suite 200, Fort Worth, Texas 76102

James M. Falvey, Jr.                                      Prior to August 2000, Senior Vice President, Dresdner,
Senior Vice President                                     Kleinwort, Benson, One Boston Place, Boston, MA 02108

Ian Ferguson                                              Trustee, Park School, 171 Goddard Avenue, Brookline, MA
Senior Managing Director                                  02146

Peter M. Fleisher                                         Prior to July 1999, Senior Vice President, Fleet National
Senior Vice President                                     Bank, 75 State Street, Boston, MA 02109

Daisy D. Foquet                                           Prior to September 2000, Analyst, Dresdner RCM Global
Vice President                                            Investors, 10 Fenchurch Street, London EC3M 3LB.  Prior
                                                          to September 1999, Analyst, Prudential Portfolio
                                                          Managers, Lawrence Putney Hill, London EC4R 0EU

Jason Fromer                                              Prior to August 2000, Currency/Macro Trader, Soros Fund
Vice President                                            Management, 888 7th Avenue, 33rd Floor, New York, NY 10106

Reto Gallati                                              Prior to March 2000, Head of Bank Risk Management,
Senior Vice President                                     Director, KPMG LLP, Badenerstrasse 172, 8004 Zurich,
                                                          Switzerland

Matthew R. Gage                                           Prior to December, 1999, Audit Manager, Ernst & Young
Assistant Vice President                                  LLP, 200 Clarendon St., Boston, MA 02116

Vivek Gandhi                                              Prior to October 1999, Vice President, Alliance Capital
Vice President                                            Management, 1 Findlayson Green, Singapore, India;

Bartlett R. Geer                                          Prior to November 2000, Senior Vice President, State
Senior Vice President                                     Street Research & Management, 1 Financial Center, Boston,
                                                          MA 02111

John H. Gernon                                            Prior to June 2000, Vice President, Fidelity Investments,
Senior Vice President                                     Inc., 82 Devonshire St., Boston, MA 02109

Frederik Gjerstad                                         Prior to November 2000, Portfolio Analyst, Frank Russell
Vice President                                            Company, 909 A Street, Tacoma, WA 98422

John T. Golden                                            Prior to June 2000, Second Vice President, John Hancock
Vice President                                            Funds, 101 Huntington Ave., Boston, MA 02199


                                      C-8

Andrew Graham                                             Prior to October 1999, Fund Manager, Scottish Widows
Senior Vice President                                     Investment Management, Port Hamilton, 67 Morrison St.,
                                                          Edinburgh, Scotland

J. Peter Grant                                            Trustee, The Dover Church, Dover, MA 02030
Senior Vice President

Matthew D. Griffin                                        Prior to August 2000, Vice President, Harbor Capital
Vice President                                            Management, 125 High Street, Boston, MA 02110

Avram Gusman                                              Prior to July 2000, Senior Vice Presidment and Managing
Vice President                                            Director, Fleet Boston Financial, 100 Federal St.,
                                                          Boston, MA 02110

Paul E. Haagensen                                         Director, Haagensen Research Foundation, 630 West 168th
Senior Vice President                                     St., New York, NY  10032

Raymond K. Haddad                                         Prior to September 2000, Research Associate, Schroder &
Vice President                                            Co., 787 7th Avenue, New York, NY 10019; Prior to
                                                          September 2000, Research Associate, Sanford C. Bernstein,
                                                          767 5th Avenue, New York, NY 19153

Eric N. Harthun                                           Prior to March 2000, Portfolio Manager, Boston Partners
Vice President                                            Asset Management, One Financial Center, Boston, MA 02111

Deborah R. Healey                                         Corporator, New England Baptist Hospital, 125 Parker Hill
Senior Vice President                                     Ave., Boston, MA 02120; Director, NEB Enterprises, 125
                                                          Parket Hill Ave., Boston, MA 02120

Karen Herold                                              Prior to May 2000, Research Analyst,
Assistant Vice President                                  PricewaterhouseCoopers LLP, One Post Office Square,
                                                          Boston, MA 02109

Brennan M. Hinkle                                         Prior to November 2000, Manager - Compensation, Aetna
Vice President                                            Financial Services, 151 Farmington Ave., Hartford, CT
                                                          06183

Theron S. Hoffman                                         Prior to November 2000, Executive Vice President, The
Senior Managing Director                                  Thomson Corporation, MetroCenter, 1 Station Place,
                                                          Stamford, CT 06902

Joseph Hosler                                             Prior to February 2000, Vice President, Independent
Vice President                                            Investment Associates, 53 State St., Boston, MA 02109

Ronald H. Hua                                             Prior to August 1999, Quantitative Analyst, Fidelity
Vice President                                            Investments, 82 Devonshire St., Boston, MA 02109

Eric A. Hutcherson                                        Prior to March 2000, Professional Development Manager,
Vice President                                            Lotus Development Corp., 55 Cambridge Parkway, Cambridge,
                                                          MA 02142


                                      C-9

Hitoshi Inoue                                             Prior to February 2000, General Manager/Mutual Fund
Vice President                                            Sales, Baring Asset Management (Japan) Limited, 11-A1
                                                          Imperial Tower, 1-1-1 Uchisaiwai-cho, Chiyoda-ku, Tokyo,
                                                          Japan.

Stefan Iris                                               Prior to December 1999, Investment Operations Specialist,
Assistant Vice President                                  John Hancock Funds, 101 Huntington Ave., Boston,MA 02199

Takeshi Itai                                              Prior to March 2000, Vice President and Client Portfolio
Senior Vice President                                     Manager, Chase Trust Bank Tokyo, 5-2-20- Akasaka,
                                                          Minato-ku, Tokyo 107-6113

Arjun Jayaraman                                           Prior to November 2000, Quantitative Analyst, Harborview
Assistant Vice President                                  Trading Associates, 425 E. 63rd St., E., New York, NY
                                                          10021

Amrit Kanwal                                              Prior to August 1999, Vice President, Corporate
Managing Director                                         Development and Strategy, Sequa Corporation, 200 Park
                                                          Avenue, New York, NY 10166

Rikiya Kato                                               Prior to July 2000, Senior Portfolio Manager, Daiwa SB
Vice President                                            Investments, 7-9 Nihonbashi 2-chome, Chuo-ku, Tokyo,
                                                          Japan, 103-0027

Maximilian G. Kaufmann                                    Prior to October 2000, Quantitative Analyst, Citibank
Assistant Vice President                                  Global Asset Management, 100 First Stamford Place,
                                                          Stamford, CT 06902

John L. Kellerman                                         Prior to March 2001, Senior Vice President-Head of
Senior Vice President                                     Trading, Sanwa Financial Products, Inc., 1185 Avenue of
                                                          the Americas, New York, NY 11036

Charles H. Krahmer                                        Prior to March 2000, Unit Manager and Business Analyst,
Assistant Vice President                                  Brown Brothers Harriman & Co., 40 Water St., Boston, MA
                                                          02109

Leo Kropywiansky                                          Prior to June 2000, Vice President, Primark Decision
Vice President                                            Economics, 1 World Trade Center, New York, NY 10048

Deborah F. Kuenstner                                      Director, Board of Pensions, Presbyterian Church, 1001
Managing Director                                         Market St., Philadelphia, PA

Sharon H. Lane                                            Prior to August 2000, Information Specialist, Arthur D.
Assistant Vice President                                  Little School of Management, 194 Beacon St., Chestnut
                                                          Hill, MA 02467; Prior to March 2000, Senior Information
                                                          Research Specialist, Bain & Co., 2 Copley Place, Boston,
                                                          MA 02117


                                      C-10

Lawrence J. Lasser                                        Director, Marsh & McLennan Companies, Inc., 1221 Avenue
President, Director and Chief Executive                   of the Americas, New York, NY  10020; Board of Governors
                                                          and Executive Committee, Investment Company Institute,
                                                          1401 H. St., N.W. Suite 1200, Washington, DC 20005; Board
                                                          of Overseers, Museum of Fine Arts, 465 Huntington, Ave.,
                                                          Boston, MA 02115; Trustee, Beth Israel Deaconess Medical
                                                          Center, 330 Brookline Ave., Boston, MA; Member of the
                                                          Council on Foreign Relations, 58 East 68th St., New York,
                                                          NY 10021; Member of the Board of Directors of the United
                                                          Way of Massachusetts Bay, 245 Summer St., Suite 1401,
                                                          Boston, MA 02110; Trustee of the Vineyard Open Land
                                                          Foundation, RFD Box 319X, Vineyard Haven, MA 02568

Matthew J. Leighton                                       Prior to August 2000, Contractor, Synergistics Tech,
Assistant Vice President                                  Inc., 222 Forbes Road, Braintree, MA 02184; Prior to
                                                          September 1999, Assistant Treasurer, State Street Boston
                                                          Corporation, P.O. Box ;9280, Boston, MA 02209

Jesse S. Levitt                                           Prior to August 2000, Financial Analyst, Columbia
Assistant Vice President                                  University Investment Office, 475 Riverside Drive, Suite
                                                          401 New York, NY 10115

Robert Lindenberg                                         Prior to August 2000, Director, Technology, Fleet Boston
Vice President                                            Financial, 100 Federal St., Boston, MA 02110.

Helen Liu                                                 Prior to August 2000, Assistant Vice President and Senior
Vice President                                            Quantitative Analyst, Banc of America Capital Management,
                                                          100 North Broadway, St. Louis, MO 63102

Dean M. Maki                                              Prior to November 2000, Senior Economist, Federal Reserve
Vice President                                            Board, 20th & C Streets, N.W., Washington, DC 20551

Shigeki Makino                                            Prior to August 2000, Director of Research, Fidelity
Managing Director                                         Investments, 82 Devonshire St., Boston, MA 02109

James Malone                                              Prior to September 2000, Senior Associate,
Assistant Vice President                                  PricewaterhouseCoopers 160 Federal Street, Boston, MA
                                                          02109

Kevin Maloney                                             Institutional Director, Financial Management Association,
Managing Director                                         University of South Florida, College of Business
                                                          Administration, Suite 3331, Tampa, FL 33620

Sarah Marshall                                            Prior to August 1999, Associate, McKinsey & Company,
Vice President                                            Inc., 55 E. 52nd St., New York, NY 10010

Jennifer L. Martanacik                                    Prior to January 2001, Client Relations Manager, Thomson
Assistant Vice President                                  Financial, 22 Thomson Place, Boston, MA 02210


                                      C-11

Erwin W. Martens                                          Prior to October 1999, Global HSAP, Lehman Brothers, 3
Managing Director                                         World Financial Center, New York, NY 10281

Michael A. Mata                                           Prior to January 2001, Vice President, Lehman Brothers, 3
Assistant Vice President                                  World Financial Center, New York, NY 10285

Yumiko Matsubara                                          Prior to August 2000, Senior Consultant, Ernst & Yong
Assistant Vice President                                  Global Financial Services, 223 Uchisaiwai-Cho,
                                                          Chiyoda-ku, Tokyo, Japan 100-0011

Nicholas J.A. Melhuish                                    Prior to August 1999, Assistant Director of Schroder
Vice President                                            Investment Management, 31 Gresham St., London, England
                                                          ECZV8AQ

James P. Miller                                           Prior to May 2000, Managing Director, Bear Stearns & Co.,
Senior Vice President                                     Inc., 245 Park Avenue, New York, NY 10067

Jeanne L. Mockard                                         Trustee, The Bryn Mawr School, 109 W. Melrose Avenue,
Senior Vice President                                     Baltimore, MA 21210

Brian J. Monahan                                          Prior to August 2000, Global Emerging Markets Equity
Assitant aVice President                                  Trader, Grantham, Mayo, Van Otterloo, and Co. LLC, 40
                                                          Rowes Wharf, Boston, MA 02110

Colin Moore                                               Prior to June 2000, Chief Investment Officer, Rockefeller
Managing Director                                         & Co., Inc., 30 Rockefeller Plaza, New York, NY 10112

Dirk Morris                                               Prior to October 1999, Vice President-Global Strategist,
Managing Director                                         Bankers Trust, Chifley Tower, Sydney NSW 2000 Australia

Kathleen M. Moynihan                                      Prior to August 1999, Attorney, Bell, Boyd & Loyd, 70 W.
Assistant Vice President                                  Madison St., Chicago, IL 60602

Donald E. Mullin                                          Corporate Representative and Board Member, Delta Dental
Senior Vice President                                     Plan of Massachusetts, 10 Presidents Landing, P.O. Box
                                                          94104, Medford, MA 02155

Kerry E. Munsell                                          Prior to January 2001, Director of Purchasing, Assistant
Assistant Vice President                                  Secretary, Au Bon Pain corporation, 19 Fid Kennedy
                                                          Avenue, Boston, MA 02210

Kevin F. Murphy                                           Prior to December 1999, Managing Director, BankBoston
Senior Vice President                                     N.A., 210 Berkeley St., Boston, MA 02116

Jonathan M. Nash                                          Prior to April 2000, European Sales Manager, M.F.S.
Vice President                                            International U.K. Ltd., One Angel Court, London, England
                                                          EC2R 7HJ

Colin Naughton                                            Prior to January 2001, Senior Analyst, Standard & Poor's,
Assistant Vice President                                  24 Hartwell Ave., Lexington, MA 02421


                                      C-12

Craig R. Oliver                                           Prior to August 2000, Principal, Analyst, State Street
Vice President                                            Global Advisors, Two International Place, Boston, MA 02109

Nancy O'Brien                                             Prior to September 1999, Manager Corporate Disbursements,
Assistant Vice President                                  Fidelity Investments, 82 Devonshire St., Boston, MA 02129

Dennis E. O'Rourke                                        Prior to March 2000, Analyst, BankBoston N.A., 210
Vice President                                            Berkeley St., Boston, MA 02116

Keith Plapinger                                           Chairman and Trustee, Advent School, 17 Brimmer St.,
Vice President                                            Boston, MA 02108

Charles E. Porter                                         Trustee, Anatolia College, 130 Bowdoin St., Suite 1201,
Executive Vice President                                  Boston, MA 02108; Governor, Handel & Hayden Society,
                                                          Horticulture Hall, 300 Massachusetts Ave., Boston, MA
                                                          02115

Ranjit Ranjamani                                          Prior to June 2000, Director of Finance and Business
Vice President                                            Planning, Xenergy, Inc., 3 Burlington Woods, Burlington,
                                                          MA 01803

Jakub Rehor                                               Prior to July 2000, Research Associate, Sanford C.
Assistant Vice President                                  Bernstein, 767 Fifth Avenue, New York, NY 10153

Thomas V. Reilly                                          Trustee, Knox College, 2 East South St., Galesburg, IL
Managing Director                                         61401

Richard C. Renkas                                         Prior to September 2000, Manager of Engineering, Equity
Assistant Vice President                                  Office Properties Trust, 2 North Riverside Plaza,
                                                          Chicago, IL 60606

Brian C. Rose                                             Prior to April 2000, Equity Analyst, Loomis, Sayles & Co.
Assistant Vice President                                  Lp, 1 Financial Center, Boston, MA 02111

James J. Russell                                          Prior to May 2000, Senior Data Analyst, Redwood
Assistant Vice President                                  Investment Systems, Inc., 76 Summer St., Boston, MA
                                                          02110; Prior to May 2000, Senior Data Analyst, IDD
                                                          Information Systems, 100 Fifth Avenue, Waltham, MA 02451

Jeff B. Sacknowitz                                        Prior to November 1999, Investment Associate,
Vice President                                            Independence Investment Associates, 53 State St., Boston,
                                                          MA 02109

Robert Salvin                                             Prior to July 2000, Chief Financial Officer, Really Easy
Senior Vice President                                     Internet Inc., 3925 W. Braker Lane, Austin, TX 78759;
                                                          Prior to January 2000, Managing Director, BancBoston
                                                          Robertson Stephens, 100 Federal St., Boston, MA 02110


                                      C-13

Paul D. Scanlon                                           Prior to October 1999, Senior Vice President, Olympus
Vice President                                            Healthcare Group, 775 Trapelo Road, Waltham, MA 02452

Calvin E. Schmid                                          Prior to July 2000, Vice President Human Resources
Senior Vice President                                     Leadership Development, J.P. Morgan, 60 Wall St., New
                                                          York, NY 10005

Justin M. Scott                                           Director, DSI Proprieties (Neja) Ltd., Epping Rd.,
Managing Director                                         Reydon, Essex CM19 5RD

Robert E. Secor                                           Prior to December 1999, Senior Consultant, Fame
Assistant Vice President                                  Information Services, 148 State Street, Boston, MA 02110

Anthony R. Sellitto, III                                  Prior to September 2000, Senior Vice President, Berger
Senior Vice President                                     Fund Associates, 210 University Blvd., Denver, CO 80206

Gordon H. Silver                                          Trustee, Wang Center for the Performing Arts, 270 Tremont
Managing Director                                         St., Boston, MA 02116

Amy P. Skaff                                              Prior to November 2000, Consultant, Ernst & Young, 200
Assistant Vice President                                  Clarendon St., Boston, MA 02135

Luke A. Smith                                             Prior to December 1999, Quantitative Systems Analyst,
Assistant Vice President                                  Colonial Management, One Financial Center, Boston, MA
                                                          02111

Karan S. Sodhi                                            Prior to November 2000, Research Analyst, Stephens, Inc.,
Vice President                                            175 Federal St., Boston, MA 02110

Juan Carlos Sosa                                          Prior to September 2000, Analyst, State Street Research &
Vice President                                            Management, One Financial Center, Boston, MA 02111

Eric H. Sorensen                                          Prior to August 2000, Managing Director, Global Head of
Managing Director                                         Quantitative Research, Salomon Smith Barney, 7 World
                                                          Trade Center, New York, NY 10048

Steven Spiegel                                            Director, Ultra Diamond and Gold Outlet, 29 East Madison
Senior Managing Director                                  St., Suite 1800, Chicago, IL 60602; Director, FACES New
                                                          York University Medical Center, 550 First Avenue, New
                                                          York, NY 10016; Trustee, Babson College, One College
                                                          Drive, Wellesley, MA 02157

David R. Thompson                                         Prior to August 2000, Senior Equity Analyst, Liberty
Vice President                                            Funds Group, One Financial Center, Boston, MA 02111

Stephen W. Vandermark                                     Prior to March 2000, Vice President, Quantitative
Senior Vice President                                     Analytics, Lehman Brothers, 3 World Financial Center, New
                                                          York, NY 10285

John Varanelli                                            Prior to July 2000, Senior Vice President, US Trust Bank,
Vice President                                            40 Court Street, Boston, MA 02108

Susan Wall                                                Prior to July 2000, Program Manager, Liberty Mutual


                                      C-14

Assistant Vice President                                  Group, 25 Borthwick Ave., Portsmouth, NH 03801

Richard B. Weed                                           Prior to December 2000, Senior Portfolio Manager, State
Senior Vice President                                     Street Global Advisors, 2 International Place, Boston, MA
                                                          02110

Beth K. Werths                                            Prior to October 2000, Vice President and Assistant
Assistant Vice President                                  Secretary, First Union Corp./Evergreen Funds, 200
                                                          Berkeley St., Boston, MA 02116

James C. Wiess                                            Prior to April 2000, Portfolio Manager, J.P. Morgan, 60
Senior Vice President                                     Wall St., New York, NY 10005

Eric Wetlaufer                                            President and Member of Board of Directors, The Boston
Managing Director                                         Security Analysts Society, Inc., 100 Boylston St., Suite
                                                          1050, Boston, MA 02110

Edward F. Whalen                                          Member of the Board of Directors, Hockomock Area YMCA,
Senior Vice President                                     300 Elmwood St., North Attleboro, MA 02760

Kelly A. Woolbert                                         Prior to November 1999, Investment Analyst, MetLife
Vice President                                            Investment Services, 99 High Street, Boston, MA 02110

Richard P. Wyke                                           Director, Salem YMCA, One Sewall St., Salem, MA 01970
Senior Vice President

Frederick M. Wynn, Jr.,                                   Prior to June 2000, Senior Equity Analyst, Berger Fund
Vice President                                            Associates, 210 University Blvd., Denver, CO 80206

Alex Zinny                                                Prior to June 2000, Proprietary Trader, Leerink Swann,
Assistant Vice President                                  One Financial Center, Boston, MA 02111


ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS


         Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are Registrant's Clerk, Judith Cohen; Registrant's investment adviser, Putnam Investment Management, LLC; Registrant's principal underwriter, Putnam Retail Management Limited Partnership; Registrant's custodian, Putnam Fiduciary Trust Company ("PFTC"); and Registrant's transfer and dividend disbursing agent, Putnam Investor Services, a division of PFTC. The address of the Clerk, investment adviser, principal underwriter, custodian and transfer and dividend disbursing agent is One Post Office Square, Boston, Massachusetts 02109.


ITEM 32.  MANAGEMENT SERVICES

         Not applicable.

ITEM 33.  UNDERTAKINGS

1. The undersigned Registrant agrees to suspend the offering of shares until the prospectus is amended if: (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than its net proceed as stated in the prospectus.

2.       Not applicable.

3.       Not applicable.

4.       Not applicable.

5.       The Registrant undertakes that:

         a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective; and

         b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                     NOTICE

A copy of the Amended and Restated Agreement and Declaration of Trust of Putnam Municipal Bond Fund is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Registration Statement has been executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually, and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or shareholders of the Registrant individually, but are binding only upon the assets and property of the Registrant.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts, on the 19th day of October, 2001.


                                                     PUTNAM MUNICIPAL BOND FUND


                                                     By:  /s/ Gordon H. Silver
                                                           Gordon H. Silver
                                                           Vice President


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.


SIGNATURE                                           TITLE
John A. Hill                             Chairman of the Board; Trustee


George Putnam, III                       President; Principal Executive Officer;
                                         Trustee


Charles E. Porter                        Principal Financial Officer;
                                         Executive Vice President; Treasurer


Michael T. Healy                         Principal Accounting Officer;
                                         Assistant Treasurer


Jameson A. Baxter                        Trustee


Charles B. Curtis                        Trustee


Ronald J. Jackson                        Trustee


Paul L. Joskow                           Trustee


Elizabeth T. Kennan                      Trustee


Lawrence J.  Lasser                      Trustee


                                      C-18

John H. Mullin, III                      Trustee


Robert E. Patterson                      Trustee


A. J. C. Smith                           Trustee


W. Thomas Stephens                       Trustee


W. Nicholas Thorndike                    Trustee



                                                     By:  /s/ Gordon H. Silver
                                                           Gordon H. Silver, as
                                                           Attorney-in-Fact
                                                           October 19, 2001

                                  EXHIBIT INDEX


ITEM 24           EXHIBIT
2(d)(1)           Portions of the Bylaws Relating to Shareholders' Rights -
                  Exhibit 1.

2(n)(1) Consent of PricewaterhouseCoopers LLP Independent Accountants to Putnam Municipal Bond Fund - Exhibit 2.

2(n)(2)           Report of PricewaterhouseCoopers LLP Independent Accountants to
                  Putnam Municipal Bond Fund on Supplemental Schedule - Exhibit 3.

2(n)(3)           Consent of PricewaterhouseCoopers LLP Independent Accountants to
                  Putnam Municipal Bond Fund - Exhibit 4.



                                      C-20